                                                                Exhibit 17(b)(6)

                                Information for:

                 Special Committee of the Board of Directors of

                                  UNITED FOODS

                                December 21, 1998

                              J.C. Bradford & Co.
                               330 Commerce Street
                               Nashville, TN 37201
                                  (800)522-4750

Table of Contents

   United Foods Valuation

      I.  Transaction Overview
     II.  Summary of Analysis
    III.  Comparable Company Analysis
     IV.  Comparable Transaction Analysis
      V.  Discounted Cash Flow Analysis
     VI.  Premium Analysis
    VII.  Stock Price Analysis
   VIII.  Trading and Equity Analysis
     IX.  Liquidation Analysis

                                                             J.C. Bradford & Co.

Transaction Overview

      -     Going Private Transaction - Led by CEO/Chairman Jim Tankersley

      - Tankersley Group (Including Jim Tankersley, his wife and his children) to Acquire the Remaining Shares of the Company

      -     $3.50 per Share (16% Increase Over Initial Offer of $3.00 per Share)

      -     Tankersley Group Acquiring Approximately 4.3 million shares

      -     Appraisal Rights - Up to 250,000 Shares

      -     Cleansing Vote - All Shareholders Not Part of Tankersley Group

      -     Financing Contingency

      -     Deal Contingent Upon No Material Adverse Change in the Business

      - Company Pays Transaction Expenses if Deal Does Not Close Unless Tankersley Group Backs Out for Reasons Unrelated to Financing and Material Adverse Changes


                                                             J.C. Bradford & Co.

Transaction Overview


TRANSACTION MULTIPLES:

                                               UNITED FOODS VALUATION
Purchase Price for United Foods Equity                 $   3.50

Fully Diluted Shares Outstanding                          6,810

Total Equity Consideration                             $ 23,835
                                                       --------
Plus:  Net Debt as of 8/30/98                          $ 42,622

Total Enterprise Valuation                             $ 66,457
                                                       ========

                                     MULTIPLE OF UF
                    8/30/98      TOTAL ENTERPRISE VALUE
                   ---------     ----------------------
Revenue            $ 201,367              0.3x

EBITDA             $  12,842              5.2x

                                       Multiple of UF
                                 Total Equity Consideration
                                 --------------------------
LTM EPS              $  0.11                30.6x

1998 Est. Cal. EPS      0.11                33.1x

1999 Est. Cal. EPS      0.09                38.9x


                                                             J.C. Bradford & Co.

TRANSACTION OVERVIEW - ORIGIN OF TRANSACTION

SEPTEMBER 16, 1998

The chairman and chief executive officer of United Foods, Inc., James I. Tankersley, and his family announced that they were going to acquire the remaining shares of the Company's common stock that are not already owned by Mr. Tankersley, his wife or his children (The Tankersley Group) for $3.00 per share.

On receiving the proposal, the Board of Directors of the Company appointed two outside directors, John Wilder and Joe Geary, to a Special Committee. The Board charged the committee with evaluating whether the proposal is in the best interests of the Company and its shareholders other than the Tankersley Group. The Special Committee employed J.C. Bradford to assist in evaluation of the fairness of the proposed transaction.

                                                             J.C. Bradford & Co.

TRANSACTION OVERVIEW - PROCESS AND DEVELOPMENT

  Date      Location                                     Attendees                   Purpose
------------------------------------------------------------------------------------------------------------------------------------
 9/25/98    Doramus, Trauger, & Ney - Nashville, TN      Special Committee           Special Committee hires J.C. Bradford & Co. to
                                                         Doramus, Trauger, & Ney     render fairness opinion.
                                                         J.C. Bradford & Co.

 9/29/98    United Foods, Inc. - Bells, TN               Jim Tankersley              Due diligence with Company management
                                                         United Foods, Inc.
                                                         J.C. Bradford & Co.

 10/2/98    J.C. Bradford & Co. - Nashville, TN          United Foods, Inc.          Due diligence with Company management
                                                         Doramus, Trauger, & Ney
                                                         J.C. Bradford & Co.

 10/5/98    Doramus, Trauger, & Ney - Nashville, TN      Special Committee           Presentation of initial findings, preliminary
                                                         Doramus, Trauger, & Ney     valuation
                                                         J.C. Bradford & Co.

10/14/98    Doramus, Trauger, & Ney - Nashville, TN      Special Committee           Special Committee authorizes J.C. Bradford
                                                         Doramus, Trauger, & Ney     & Co. to negotiate for higher price for
                                                         J.C. Bradford & Co.         minority shareholders.

10/20/98    United Foods, Inc. - Bells, TN               Jim Tankersley              Negotiation Meeting I
                                                         Doramus, Trauger, & Ney
                                                         J.C. Bradford & Co.

10/27/98    J.C. Bradford & Co. - Nashville, TN          Jim Tankersley              Negotiation Meeting II
                                                         Doramus, Trauger, & Ney
                                                         J.C. Bradford & Co.

 11/3/98    J.C. Bradford & Co. - Nashville, TN          Jim Tankersley              Negotiation Meeting III
                                                         Doramus, Trauger, & Ney
                                                         J.C. Bradford & Co.

11/18/98    Doramus, Trauger, & Ney - Nashville, TN      Special Committee           Presentation of negotiations
                                                         Doramus, Trauger, & Ney
                                                         J.C. Bradford & Co.

 12/8/98    J.C. Bradford & Co. - Nashville, TN          Special Committee           Update of negotiations
                                                         Doramus, Trauger, & Ney
                                                         J.C. Bradford & Co.

12/15/98    Doramus, Trauger, & Ney - Nashville, TN      Special Committee           Special Committee authorizes deal @ $3.50 per
                                                         Doramus, Trauger, & Ney     share, with cleansing vote, appraisal rights
                                                         J.C. Bradford & Co.         and other contingencies.

12/21/98    Doramus, Trauger, & Ney - Nashville, TN      Special Committee           J.C. Bradford & Co. delivers fairness opinion
                                                         Doramus, Trauger, & Ney
                                                         J.C. Bradford & Co.



                                       4                     J.C. Bradford & Co.

TRANSACTION OVERVIEW - PROCESS AND DEVELOPMENT

PRICE NEGOTIATIONS

On three separate occasions, J.C. Bradford & Co and the Counsel for the Special Committee met with Tankersley Group to negotiate the offer price up from $3.00 per share.

J.C. Bradford & Co. presented its findings to the Tankersley Group and argued that based upon its analysis a higher price was in order.

The Tankersley Group proposed that the Special Committee and its representatives present a price that would be fair from a financial point of view.

The Special Committee and J.C. Bradford & Co. initially proposed $3.85 per share. In subsequent negotiations, the Tankersley Group and the Special Committee agreed to $3.50 per share (a 16% premium to original offer).

NEGOTIATION OF OTHER TERMS

Original deal did not specifically state other terms and conditions.

J.C. Bradford & Special Committee proposed a cleansing vote that would not include members of the Tankersley family and appraisal rights.

The final terms include a cleansing vote that includes all minority shareholders and appraisal rights limited to 250,000 shares.


                                       5                     J.C. Bradford & Co.

TRANSACTION OVERVIEW - REASONS FOR TRANSACTION

- Overcapacity, consolidation of competitors and customers , slotting pressures and the prominence of farmer cooperatives have created severe margin and market share pressures in the industry. These circumstances prevent public investors from placing an attractive multiple on the Company's earnings. With inadequate return on investment for a public company, and with little prospect for better stock prices, the Company knows of only one other public company still primarily in the frozen vegetable packaging business (i.e., Hanover Foods).

- There is no liquidity for shares of the Company's common stock. Sale of any significant number of shares has the effect of driving the price down even further. Therefore, a "non-market" transaction would be best for the public shareholders.


                                       6                     J.C. Bradford & Co.

TRANSACTION OVERVIEW - REASONS FOR TRANSACTION

- The Company has no current need for additional equity funds in order to continue its operations. Therefore, it derives no advantage from remaining a public company in terms of access to capital.

- There is a cost to the Company of remaining registered and reporting under the Securities Exchange Act of 1934, which cost would be avoided were the Company to go private.

- The Jim Tankersley Family does not wish to cause the Company to be sold to or merged with an entity not controlled by them, and would not vote in favor of such a transaction. Moreover, the Jim Tankersley Family believes that the Merger Price is fair, from a financial point of view, to all of the shareholders of the Company (other than the Jim Tankersley Family).


                                       7                     J.C. Bradford & Co.

TRANSACTION OVERVIEW - PROJECTIONS

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH) PROJECTED INCOME STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended February)               Historical                                      Projected
12/16/98  2:47 PM                            1999             2000            2001            2002            2003          2004
                                           ---------        ---------       ---------       ---------       ---------     ---------
Revenues                                   $ 211,839        $ 211,839       $ 211,839       $ 211,839       $ 211,839     $ 211,839
Cost of sales                                172,486          172,486         172,486         172,486         172,486       172,486
                                           ---------        ---------       ---------       ---------       ---------     ---------
Gross profit                                  39,353           39,353          39,353          39,353          39,353        39,353

General and administrative, net dep           10,093           10,093          10,093          10,093          10,093        10,093
Direct selling expenses                       16,322           16,322          16,322          16,322          16,322        16,322
                                           ---------        ---------       ---------       ---------       ---------     ---------
Total operating expenses                      26,415           26,415          26,415          26,415          26,415        26,415

EBITDA                                        12,938           12,938          12,938          12,938          12,938        12,938

Depreciation                                   7,268            7,268           7,268           7,268           7,268         7,268
                                           ---------        ---------       ---------       ---------       ---------     ---------
Total depreciation & amortization              7,268            7,268           7,268           7,268           7,268         7,268

Total operating income                         5,670            5,670           5,670           5,670           5,670         5,670

Interest expense                               4,179            4,511           4,304           4,186           4,110         4,031
Interest (income)                                 --               --              --              --              --            --
Minority interest expense (income)                --               --              --              --              --            --
Other expense                                     --               --              --              --              --            --
Other (income)                                    (4)              --              --              --              --            --
                                           ---------        ---------       ---------       ---------       ---------     ---------
Other expenses (income)                        4,175            4,511           4,304           4,186           4,110         4,031

Pre-tax income                                 1,495            1,159           1,366           1,484           1,560         1,639
Provision for income taxes                       575              440             519             564             593           623
                                           ---------        ---------       ---------       ---------       ---------     ---------
Net income                                 $     920        $     718       $     847       $     920       $     967     $   1,016
                                           =========        =========       =========       =========       =========     =========


                                       8                     J.C. Bradford & Co.

SUMMARY OF ANALYSIS - STRENGTHS OF $3.50 OFFER

      - Poor industry dynamics imply little future growth and increasing competition

      -     40% premium to stock price the day before the announcement

      - Comparable company earnings multiples imply valuation significantly below $3.50 (offer represents over 30x 1998 Calendar EPS)

      -     DCF under reasonable assumptions yields a price range of $1.80 to
            $2.75

      -     Due to Tankersley control, no possibility of other buyers

      - Only 25-30% of days during 1998 when the stock traded did the price reach $3.50

      - Company completed a $2.50/share tender offer in July 1997 for 4.0 million aggregate Class A & B Shares (original offer was for 2.0 million shares)


                                       9                     J.C. Bradford & Co.

SUMMARY OF ANALYSIS - WEAKNESSES OF $3.50 OFFER

      -     Offer is roughly half of book value

      - Enterprise Value/ LTM EBITDA is 5.2x, low for typical public and private company valuations

      - Comparable transaction analysis yields valuations above $3.50 per share


                                       10                    J.C. Bradford & Co.

SUMMARY OF ANALYSIS - COMPARABLE COMPANY ANALYSIS

COMPARABLE COMPANY ANALYSIS examines the consideration to be paid for United Foods compared to market valuations of publicly held food distribution companies.

                               Adjusted Average
                              Comparable Company    Transaction         % Premium/
Multiple Basis                     Multiple          Multiple           (Discount)
----------------------------------------------------------------------------------
LTM Earnings                        17.5x              30.6x               74.6%

1998 Earnings Multiple              17.3x              33.1x               91.6%

1999 Earnings Multiple              14.3x              38.9x              172.7%

LTM EBITDA                           8.1x               5.2x              (35.9%)

Book Value                           2.0x               0.5x              (74.4%)

Financial and operating data were reviewed in connection with this analysis for the following companies in the food distribution industry :

  Chiquita Brands Intl.  Michael Foods, Inc.         Sylvan, Inc.
  Dean Foods Co.         Performance Food Group Co.  Tyson Foods, Inc.
  Fresh America Corp.    Seneca Foods Corp.          Vlasic Foods International
  Hanover Foods Corp.    Smithfield Companies, Inc.
  Mccormick & Co.        Smucker (Jm) Co.


                                       11                    J.C. Bradford & Co.

SUMMARY OF ANALYSIS - COMPARABLE TRANSACTION ANALYSIS

COMPARABLE TRANSACTION ANALYSIS examines the consideration to be paid for United Foods, Inc. compared to multiples at which food distribution companies have been acquired.

                               Average
                              Comparable
                              Transaction   Transaction   % Premium/
Multiple Basis                 Multiple      Multiple     (Discount)
-----------------------       -----------   -----------   ----------
Book Value Multiple              3.6x           2.0x        (44.6%)

LTM Net Income Multiple         23.9x          15.6x        (34.8%)

LTM EBITDA Multiple             12.4x           8.0x        (35.7%)


                                       12                    J.C. Bradford & Co.

SUMMARY OF ANALYSIS - DISCOUNTED CASH FLOW ANALYSIS

DISCOUNTED CASH FLOW ANALYSIS examines the cash flows of United Foods, Inc. for the next five years.

The following chart compares the results of this methodology to the price per share being paid in the transaction:

                               UNITED FOODS, INC.
                   SUMMARY OF DISCOUNTED CASH FLOW METHODOLOGY

CAPITAL EXPENDITURES - 100% OF MANAGEMENT'S PROJECTIONS

                                                IMPLIED CURRENT EQUITY VALUATION                    PREMIUM/
                                                --------------------------------    ACQUISITION   (DISCOUNT) TO
                                                MINIMUM      MAXIMUM     AVERAGE       PRICE        THE AVERAGE
                                                -------      -------     -------    -----------   -------------
Cash Flow EBITDA Exit Multiple Method
Discount Range 8% and 10%
Multiple Range 5.0x - 7.0x

CURRENT PER SHARE VALUE - 0% GROWTH CASE(1)     $  (0.11)    $  4.21     $  1.84      $  3.50          90.1%

CURRENT PER SHARE VALUE - 2.5% GROWTH CASE(1)   $   0.42     $  5.15     $  2.56      $  3.50          36.9%

(1) Based on 6,809,929 shares outstanding.


                                       13                    J.C. Bradford & Co.

SUMMARY OF ANALYSIS - PREMIUMS ANALYSIS

PREMIUMS ANALYSIS. The premium paid to United Food's current and recent trading prices compares favorably to premiums paid in similar public cash transactions.

PREMIUMS PAID %                                                      PREMIUM/
                                                   TRANSACTION      (DISCOUNT)
                                    1996 - 1998     PREMIUM(2)      TO AVERAGE
                                    -----------    -----------      ----------
PURCHASE FOR CASH
                    1 Week Prior        36.7%         30.2%           (6.5%)
                    1 Month Prior       42.8%         33.3%           (9.5%)

Source:  Securities Data Company

(1) Premium period is relative to the close on the day of announcement.

(2) Assumes a closing date of 12/16/98. Price is for Class A.



                                       14                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS
                           FOOD DISTRIBUTION INDUSTRY
                      COMPARABLE COMPANY SUMMARY VALUATION
                       OVERALL ADJUSTED AVERAGE MULTIPLES
                                                                  (In thousands)



                   PRICE TO TRAILING EARNINGS MULTIPLE BASIS:

LTM earnings ended      8/31/98     $   779

Adjusted Average Multiple             17.52 x
                                    -------
Valuation                           $13,650
                                    -------
Valuation per Share (1)             $  2.00
                                    -------


                PRICE TO CALENDAR 1998 EARNINGS MULTIPLE BASIS:

Estimated earnings ended        12/31/98      $   843

Adjusted Average Multiple                       17.25 x
                                              -------
Valuation                                     $14,552
                                              -------
Valuation per Share (1)                       $  2.14
                                              -------



               PRICE TO CALENDAR 1999 EARNINGS MULTIPLE BASIS:(2)

Estimated earnings ended     12/31/99    $   752

Adjusted Average Multiple                  14.28 x
                                         -------
Valuation                                $10,738
                                         -------
Valuation per Share (1)                  $  1.58
                                         -------

                           LTM EBITDA MULTIPLE BASIS:

LTM EBITDA ended     8/31/98            $ 12,842

Adjusted Average Multiple                   8.07 x
                                        --------
                                         103,692

Less total debt, net of cash 8/31/98      42,622
                                        --------
Valuation                               $ 61,070
                                        --------
Valuation per Share (1)                 $   8.97
                                        --------

                      EQUITY TO BOOK VALUE MULTIPLE BASIS:

Estimated book value         8/31/98   $ 45,518

Adjusted Average Multiple                  2.05 x
                                       --------
Valuation                              $ 93,243
                                       --------
Valuation per Share (1)                $  13.69
                                       --------

(1)   Based on 6.8 million shares outstanding.

(2)   Based on 0% growth, base case projection.

At an offer price of $3.50, United Foods is valued above all comparable companies as a multiple of Calendar 1998 EPS and Calendar 1999 EPS.





                                       15                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
                      COMPARABLE COMPANY SUMMARY VALUATION
                             HANOVER FOODS MULTIPLES
                                                                  (In thousands)


                   PRICE TO TRAILING EARNINGS MULTIPLE BASIS:

LTM earnings ended    11/30/98    $ 1,332

Hanover Foods Multiple               4.69 x
                                  -------
Valuation                         $ 6,240
                                  -------
Valuation per Share (1)           $  0.92
                                  -------

                        LTM EBITDA MULTIPLE BASIS:

LTM EBITDA ended                  11/30/98     $  13,258

Hanover Foods Multiple                              3.80 x
                                               ---------
                                                  50,324

Less total debt, net of cash on   11/30/98        43,354
                                               ---------
Valuation                                      $   6,970
                                               ---------
Valuation per Share (1)                        $    1.02
                                               ---------

                           BOOK VALUE MULTIPLE BASIS:

Book Value as of                  11/30/98    $  46,179

Hanover Foods Multiple                             0.71 x
                                              ---------
Valuation                                        32,858
Valuation per Share (1)                       $    4.82
                                              ---------

(1) Based on 6.8 million shares outstanding.


                                       16                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
                      COMPARABLE COMPANY SUMMARY VALUATION
            OVERALL ADJUSTED AVERAGE MULTIPLES - $500 OF COST SAVINGS

                                                                  (In thousands)


                   PRICE TO TRAILING EARNINGS MULTIPLE BASIS:

LTM earnings ended      8/31/98             $    779

Plus: Cost Savings of $500 (Taxed at 39%)        305

Adjusted Earnings                              1,084

Adjusted Average Multiple                      17.52 x
                                            --------
Valuation                                   $ 18,995
                                            --------
Valuation per Share (1)                     $   2.79
                                            --------


                 PRICE TO CALENDAR 1998 EARNINGS MULTIPLE BASIS:

Estimated earnings ended           12/31/98      $    843

Plus: Cost Savings of $500 (Taxed at 39%)             305

Adjusted Earnings                                   1,148

Adjusted Average Multiple                           17.25 x
                                                 --------
Valuation                                        $ 19,814
                                                 --------
Valuation per Share (1)                          $   2.91
                                                 --------

               PRICE TO CALENDAR 1999 EARNINGS MULTIPLE BASIS:(2)

Estimated earnings ended     12/31/99        $    752

Plus: Cost Savings of $500 (Taxed at 39%)         305

Adjusted Earnings                               1,057

Adjusted Average Multiple                       14.28 x
                                             --------
Valuation                                    $ 15,093
                                             --------
Valuation per Share (1)                      $   2.22
                                             --------

                           LTM EBITDA MULTIPLE BASIS:

LTM EBITDA ended     8/31/98           $  12,842

Plus: Cost Savings of $500                   500

Adjusted EBITDA                           13,342

Adjusted Average Multiple                   8.07 x
                                       ---------
                                         107,730

Less total debt, net of cash 8/31/98      42,622

Valuation                              $  65,108
                                       ---------
Valuation per Share (1)                $    9.56
                                       ---------

                      EQUITY TO BOOK VALUE MULTIPLE BASIS:

Estimated book value         8/31/98   $ 45,518

Adjusted Average Multiple                  2.05 x
                                       --------
Valuation                              $ 93,243
                                       --------
Valuation per Share (1)                $  13.69
                                       --------



(1)   Based on 6.8 million shares outstanding.

(2)   Based on 0% growth, base case projection.

At an offer price of $3.50, United Foods is valued above all comparable companies as a multiple of Calendar 1998 EPS and Calendar 1999 EPS even with an addback of $500,000 for cost savings.


                                       17                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
                      COMPARABLE COMPANY SUMMARY VALUATION
                 HANOVER FOODS MULTIPLES - $500 OF COST SAVINGS

                                                                  (In thousands)

                   PRICE TO TRAILING EARNINGS MULTIPLE BASIS:

LTM earnings ended    11/30/98             $ 1,332

Plus: Cost Savings of $500 (Taxed at 39%)      305

Adjusted Earnings                            1,637

Hanover Foods Multiple                        4.69 x
                                           -------
Valuation                                  $ 7,669
                                           -------
Valuation per Share (1)                    $  1.13
                                           -------

                           LTM EBITDA MULTIPLE BASIS:

LTM EBITDA ended                11/30/98     $ 13,258

Plus: Cost Savings of $500                        500

Adjusted Earnings                              13,758

Hanover Foods Multiple                           3.80 x
                                             --------
                                               52,222

Less total debt, net of cash on 11/30/98       43,354
                                             --------
Valuation                                    $  8,868
                                             --------
Valuation per Share (1)                      $   1.30
                                             --------


                           BOOK VALUE MULTIPLE BASIS:

Book Value as of                11/30/98  $ 46,179

Hanover Foods Multiple                        0.71 x
                                          --------
Valuation                                   32,858
                                          --------
Valuation per Share (1)                   $   4.82
                                          --------

(1)   Based on 6.8 million shares outstanding.


                                       18                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
                      COMPARABLE COMPANY SUMMARY VALUATION
            OVERALL ADJUSTED AVERAGE MULTIPLES - $750 OF COST SAVINGS

                                                                  (In thousands)



                   PRICE TO TRAILING EARNINGS MULTIPLE BASIS:

LTM earnings ended      8/31/98           $    779

Plus: Cost Savings of $750 (Taxed at 39%)      458

Adjusted Earnings                            1,237

Adjusted Average Multiple                    17.52 x
                                          --------
Valuation                                 $ 21,667

Valuation per Share (1)                   $   3.18
                                          --------

                PRICE TO CALENDAR 1998 EARNINGS MULTIPLE BASIS:

Estimated earnings ended      12/31/98     $    843

Plus: Cost Savings of $750 (Taxed at 39%)       458

Adjusted Earnings                             1,301

Adjusted Average Multiple                     17.25 x
                                           --------
Valuation                                  $ 22,446

Valuation per Share (1)                    $   3.30
                                           --------

               PRICE TO CALENDAR 1999 EARNINGS MULTIPLE BASIS:(2)

Estimated earnings ended     12/31/99      $    752

Plus: Cost Savings of $750 (Taxed at 39%)       458

Adjusted Earnings                             1,210

Adjusted Average Multiple                     14.28 x
                                           --------
Valuation                                  $ 17,271

Valuation per Share (1)                    $   2.54
                                           --------


                           LTM EBITDA MULTIPLE BASIS:

LTM EBITDA ended     8/31/98           $  12,842

Plus: Cost Savings of $750                   750

Adjusted EBITDA                           13,592

Adjusted Average Multiple                   8.07 x
                                       ---------
                                         109,748

Less total debt, net of cash 8/31/98      42,622
                                       ---------
Valuation                              $  67,126

Valuation per Share (1)                $    9.86
                                        --------

                      EQUITY TO BOOK VALUE MULTIPLE BASIS:

Estimated book value         8/31/98   $ 45,518

Adjusted Average Multiple                  2.05 x
                                       --------
Valuation                              $ 93,243

Valuation per Share (1)                $  13.69
                                       --------


(1)   Based on 6.8 million shares outstanding.

(2)   Based on 0% growth, base case projection.


At an offer price of $3.50, United Foods is valued above all comparable companies as a multiple of Calendar 1998 EPS and Calendar 1999 EPS even with an addback of $750,000 for cost savings.


                                       19                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
                      COMPARABLE COMPANY SUMMARY VALUATION
                 HANOVER FOODS MULTIPLES - $750 OF COST SAVINGS

                                                                  (In thousands)

                   PRICE TO TRAILING EARNINGS MULTIPLE BASIS:

LTM earnings ended    11/30/98             $ 1,332

Plus: Cost Savings of $750 (Taxed at 39%)      458

Adjusted Earnings                            1,790

Hanover Foods Multiple                        4.69 x
                                           -------
Valuation                                  $ 8,384

Valuation per Share (1)                    $  1.23
                                           -------

                           LTM EBITDA MULTIPLE BASIS:

LTM EBITDA ended                11/30/98   $ 13,258

Plus: Cost Savings of $750                      750

Adjusted Earnings                            14,008

Hanover Foods Multiple                         3.80 x
                                           --------
                                             53,171

Less total debt, net of cash on 11/30/98     43,354
                                           --------
Valuation                                  $  9,817

Valuation per Share (1)                    $   1.44
                                            -------

                           BOOK VALUE MULTIPLE BASIS:

Book Value as of               11/30/98   $ 46,179

Hanover Foods Multiple                        0.71 x
                                          --------
                                            32,858


Valuation per Share (1)                   $   4.82
                                           -------


(1)   Based on 6.8 million shares outstanding.


                                       20                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
                       COMPARABLE COMPANY MARKET MULTIPLES


                                                                                5-Year
                                     LTM       LTM    Cal. 1998  Cal. 1999     Projected        52 Week
Company                     Ticker   End       EPS    Est. EPS   Est. EPS(1)  Growth Rate    High     Low
United Foods                UFD.A    Aug 98    0.11     0.11        0.09            NA        4.00    2.25
Chiquita Brands Intl.       CQB      Sep 98  ($0.06)   $0.81       $1.10          10.0%    $ 16.38  $ 9.50
Dean Foods Co.              DF       Aug 98    2.63     2.58        2.86          13.8%      60.69   39.50
Fresh America Corp.         FRES     Sep 98    1.06     1.34        1.88          25.0%      27.88    9.50
Hanover Foods Corp.         3HNFSA   Aug 98   11.74       NA          NA            NA      100.00   43.50
Mccormick & Co.             MCCRK    Aug 98    1.38     1.47        1.64           9.5%      36.44   26.63
Michael Foods, Inc.         MIKL(2)  Sep 98    1.78     1.82        2.05          12.0%      31.13   20.25
Performance Food Group Co.  PFGC     Sep 98    1.15     1.23        1.47          20.0%      25.50   15.63
Seneca Foods Corp.          SENEB    Sep 98   (1.33)      NA          NA            NA       18.00   11.50
Smithfield Companies, Inc.  HAMS     Sep 98    0.56       NA          NA            NA        8.25    5.38
Smucker (Jm) Co.            SJM.A    Oct 98    1.28     1.28        1.36            NA       28.19   20.63
Sylvan, Inc.                SYLN     Sep 98    1.03     1.04        1.25          15.0%      18.75   11.75
Tyson Foods, Inc.           TSN      Sep 98    0.79     0.90        1.33          12.0%      26.00   16.31
Vlasic Foods International  VL       Oct 98    0.39     0.73        1.18          12.0%      27.00   13.69

                                           Based on closing stock price as of  12/18/98

                                                                  Price/     Price/     Cal. 1998    Cal. 1999
Company                                      Price     Price/    Cal. 1998  Cal. 1999      PE /         PE /
                                           per Share  LTM EPS    Est. EPS   Est. EPS   Growth Rate  Growth Rate
United Foods                                  3.50      30.6       33.1       38.9           NM           NM
Chiquita Brands Intl.                       $ 9.94        NM x     12.3 x      9.0 x      122.7%        90.3%
Dean Foods Co.                               41.81      15.9       16.2       14.6        117.4%       106.0%
Fresh America Corp.                          14.00      13.2       10.4        7.4         41.8%        29.8%
Hanover Foods Corp.                          57.00       4.9         NA         NA           NM           NM
Mccormick & Co.                              33.81      24.5       22.9       20.6        241.5%       216.5%
Michael Foods, Inc.                          24.81      13.9       13.6       12.1        113.6%       100.9%
Performance Food Group Co.                   24.44      21.3       19.9       16.7         99.3%        83.3%
Seneca Foods Corp.                           11.50        NM         NA         NA           NM           NM
Smithfield Companies, Inc.                    7.00      12.5         NA         NA           NM           NM
Smucker (Jm) Co.                             22.88      17.9       17.9       16.8           NM           NM
Sylvan, Inc.                                 14.19      13.8       13.6       11.4         90.9%        75.7%
Tyson Foods, Inc.                            19.56      24.8       21.6       14.7        180.2%       122.8%
Vlasic Foods International                   22.38      57.4       30.7       18.9        255.7%       157.9%

Median:                                                 15.9 x     17.0 x     14.7 x      117.4%       100.9%

Average:                                                20.0       17.9       14.2        140.3%       109.2%

Adjusted Average (excludes high and low):               17.5       17.3       14.3        137.9%       105.3%


(1) When calendar 1999 EPS Multiple is not available it is approximated using company's 5-year projected growth rate.

(2)   MIKL LTM EPS excludes $0.11/sh losses from extraordinary items.


                                       21                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
               COMPARABLE COMPANY MARKET CAPITALIZATION MULTIPLES

                                                                  (In thousands)

                                                                         TOTAL       TOTAL
                                      12/18/98  NUMBER OF    TOTAL        DEBT,      MARKET       BOOK       LTM        LTM
COMPANY                     TICKER      PRICE    SHARES      EQUITY    NET OF CASH   CAPITAL      VALUE      EBIT      EBITDA
United Foods                UFD.A        3.50      6,810       23,835      42,622       66,457     45,518     5,443      12,842
Chiquita Brands Intl.       CQB        $ 9.94     65,369   $  649,768     987,630   $1,637,398    921,147  $  4,703   $ 227,954
Dean Foods Co.              DF          41.81     39,970    1,671,246     544,060    2,215,306    687,639     3,142     239,662
Fresh America Corp.         FRES        14.00      5,322       74,502      28,696      103,198     46,712       908      13,248
Hanover Foods Corp.         3HNFSA      57.00        717       40,875      41,653       82,528     56,687         0      22,080
Mccormick & Co.             MCCRK       33.81     73,404    2,481,973     503,410    2,985,383    360,637     3,662     242,604
Michael Foods, Inc.         MIKL        24.81     21,963      544,957     136,808      681,765    248,840    12,750     107,638
Performance Food Group Co.  PFGC        24.44     12,581      307,450      68,509      375,959    146,964     1,988      36,818
Seneca Foods Corp.          SENEB       11.50      5,985       68,822     253,292      322,114    136,852        (4)     42,758
Smithfield Companies, Inc.  HAMS         7.00      2,343       16,401      (6,038)      10,363     15,095         4       2,121
Smucker (Jm) Co.            SJM.A       22.88     29,121      666,134      (5,129)     661,005    310,840       683      78,908
Sylvan, Inc.                SYLN        14.19      6,392       90,693      28,875      119,568     49,694       872      17,213
Tyson Foods, Inc.           TSN         19.56    240,500    4,704,781   2,082,400    6,787,181  1,970,400   (20,500)    622,200
Vlasic Foods International  VL          22.38     45,498    1,018,019     591,909    1,609,928    114,955   (25,827)    104,665

                                                    MARKET      EQUITY/
                                                     CAP./       BOOK
COMPANY                                             EBITDA      VALUE
United Foods                                          5.2        0.52
Chiquita Brands Intl.                                 7.2 x      0.71 x
Dean Foods Co.                                        9.2        2.43
Fresh America Corp.                                   7.8        1.59
Hanover Foods Corp.                                   3.7        0.72
Mccormick & Co.                                      12.3        6.88
Michael Foods, Inc.                                   6.3        2.19
Performance Food Group Co.                           10.2        2.09
Seneca Foods Corp.                                    7.5        0.50
Smithfield Companies, Inc.                            4.9        1.09
Smucker (Jm) Co.                                      8.4        2.14
Sylvan, Inc.                                          6.9        1.83
Tyson Foods, Inc.                                    10.9        2.39
Vlasic Foods International                           15.4        8.86

Median:                                              7.8 x       2.09 x

Average:                                             8.5         2.57

Adjusted Average (excludes high and low):            8.1         2.05


                                       22                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

UNITED FOODS, INC. grows, processes, markets and distributes food products. The
      Company's products include frozen asparagus, black-eyed peas, broccoli, Brussel sprouts, carrots, cauliflower, corn, green beans, green peas, green peppers, lima beans, various vegetable mixes and other vegetables. United's products are sold to large national grocery chains and independent food stores.

                               UNITED FOODS, INC.

             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/97


                          UNITED FOODS, INC. - CLASS A
                                    [GRAPH]

                          UNITED FOODS, INC. - CLASS B
                                    [GRAPH]


                                       23                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/97

                              CHIQUITA BRANDS INTL

                                    [GRAPH]

                                 DEAN FOODS CO.

                                    [GRAPH]

                              FRESH AMERICA CORP.

                                    [GRAPH]

                             HANOVER FOODS CORP./PA

                                    [GRAPH]


                                       24                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/97

                                 MCCORMICK & CO.

                                    [GRAPH]

                               MICHAEL FOODS, INC.

                                    [GRAPH]

                           PERFORMANCE FOOD GROUP CO.

                                    [GRAPH]

                            SENECA FOODS CORP. -CL B

                                    [GRAPH]


                                       25                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/97

                           SMITHFIELD COMPANIES, INC.

                                    [GRAPH]

                             SMUCKER (JM) CO. -CL A

                                     [GRAPH]

                                  SYLVAN, INC.

                                     [GRAPH]

                            TYSON FOODS, INC. -CL A

                                     [GRAPH]


                                       26                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

                           FOOD DISTRIBUTION INDUSTRY
             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/97

                           VLASIC FOODS INTERNATIONAL

                                    [GRAPH]


                                       27                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

      -     DESCRIPTION OF COMPARABLE COMPANIES

      CHIQUITA BRANDS INTERNATIONAL, INC. produces, markets and distributes bananas and other fresh and processed food products sold under the "Chiquita" brand name. The Company's fresh products include mangoes, kiwi and citrus and other tropical fruit. Chiquita also produces private-label and branded canned vegetable and related products, fruit and vegetable juices and other products.

      DEAN FOODS COMPANY processes, distributes and sell dairy, pickle, specialty and vegetable products. Many of the Company's products are sold under private labels. Dean's products include milk, ice cream and extended shelf-life dairy products; salad dressings, dips and puddings; and pickles, relishes and canned vegetables. The Company also operates a trucking business.

      FRESH AMERICA CORPORATION is an integrated food distribution management company for fresh produce and other perishable refrigerated products. The Company operates in 43 states and Canada through 22 distribution centers. Fresh America operates produce departments in 342 "Sam's Club" stores. "Sam's" is a division of Wal-Mart Stores, Inc.

      HANOVER FOODS CORPORATION processes vegetable products. The Company grows, processes, cans, freezes, freeze-dries, packages, markets and distributes its products under its own trademarks, as well as other branded, customer and private labels. Hanover operates in the United States.


                                       28                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

      -     DESCRIPTION OF COMPARABLE COMPANIES

      MCCORMICK & COMPANY INCORPORATED is a specialty food company. The Company manufactures spices, seasonings, flavorings, and other specialty food products and sells such products to the retail food market, the food service market and to industrial food processors throughout the world. McCormick, through its subsidiaries, also manufactures and markets plastic and packaging products.

      MICHAEL FOODS, INC. is a diversified food processor and distributor with interests in eggs and egg products, refrigerated case products, frozen and refrigerated potato products and dairy products. The Company sells these items to supermarkets, food service distributors, manufacturers and fast food operators in Minnesota and surrounding states.

      PERFORMANCE FOOD GROUP CO. markets and distributes food and food-related products to restaurants, hotels, cafeterias, schools and hospitals in the United States. The Company's items include private label food products, canned and dry groceries, poultry, meats, seafood, fresh produce, paper and cleaning supplies and restaurant equipment.

      SENECA FOODS CORPORATION is primarily a fruit and vegetable processing company with manufacturing facilities located throughout the United States. The Company's products are sold under the "Seneca," "Libby's," and "TreeSweet" labels, as well as through the private label and industrial markets. Seneca also, under alliance with The Pillsbury Company, produces canned and frozen vegetables.



                                       29                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

      -     DESCRIPTION OF COMPARABLE COMPANIES

      THE SMITHFIELD COMPANIES, INC. produces and markets a wide range of branded food products to the retail grocery and food service industries. The Company's products include frozen barbecues and chilies, cured hams and other pork products, peanuts and cashews. Smithfield's products are sold on a wholesale basis, through catalogs and through its retail stores.

      THE J.M. SMUCKER COMPANY manufactures and markets food products on a worldwide basis. The Company's principal products include fruit spreads, dessert toppings, peanut butter, industrial fruit products, fruit and vegetable juices, juice beverages, syrups, condiments and gift packages. Smucker's products are marketed under trademarks such as "Smucker's," "Simply Fruit" and "Goober."

      SYLVAN INC. produces and distributes mushroom spawn and fresh mushrooms.
            The Company also distributes a variety of other value-added products and services for use by mushroom growers and produces fresh mushrooms for sale to retailers, distributors and processors of mushroom products in the United States. Sylvan operates in the United States, Europe and Australia.

      TYSON FOODS, INC. produces, markets and distributes a variety of food products. The Company's products include value-enhanced poultry, fresh and frozen poultry, value-enhanced seafood products, fresh and frozen seafood products, prepared foods and other products such as flour and corn tortillas and chips. Tyson also has live swine, animal feed and pet food ingredient operations.


                                       30                    J.C. Bradford & Co.

COMPARABLE COMPANY ANALYSIS

      -     DESCRIPTION OF COMPARABLE COMPANIES

      VLASIC FOODS INTERNATIONAL manufactures and markets branded convenience food products in the frozen food, grocery product, and agricultural product segments. The Company's products include "Swanson" and "Freshbake" frozen foods, "Vlasic" pickles and condiments, "Open Pit" barbecue sauce, and other brands. Vlasic's products are sold in the United States and other countries.


                                       31                    J.C. Bradford & Co.

COMPARABLE TRANSACTION ANALYSIS

                               UNITED FOODS, INC.
                    COMPARABLE TRANSACTION SUMMARY VALUATION
                         FOOD DISTRIBUTION COMPANIES *

                                                     (In 000s, except per share)

                   PRICE TO TRAILING EARNINGS MULTIPLE BASIS:

LTM earnings ended         8/31/98   $    779

Adjusted Average Multiple                23.9 x
                                     --------
Valuation                            $ 18,586

Valuation Per Share (1)              $   2.73
                                     --------


                            LTM EBIT MULTIPLE BASIS:

LTM EBIT ended                   8/31/98  $  5,443

Adjusted Average Multiple                     16.4 x
                                          --------

                                            89,062

Less total debt, net of cash on  8/31/98    42,622
                                          --------
Valuation                                 $ 46,440

Valuation Per Share (1)                   $   6.82
                                          --------

                           LTM EBITDA MULTIPLE BASIS:

LTM EBITDA ended                 8/31/98   $  12,842

Adjusted Average Multiple                       12.4 x
                                           ---------
                                             159,571

Less total debt, net of cash on  8/31/98      42,622
                                           ---------
Valuation                                  $ 116,949

Valuation Per Share (1)                    $   17.17
                                           ---------

                          LTM REVENUES MULTIPLE BASIS:

LTM Revenues ended               8/31/98   $ 201,367

Adjusted Average Multiple                        1.1 x
                                           ---------
                                             215,279

Less total debt, net of cash on  8/31/98      42,622
                                           ---------
Valuation                                  $ 172,657

Valuation Per Share (1)                    $   25.35
                                           ---------

                           BOOK VALUE MULTIPLE BASIS:

Book Value at 8/31/98             $  45,518

Adjusted Average Multiple               3.6 x
                                  ---------
Valuation                         $ 162,008

Valuation Per Share               $   23.79
                                  ---------


(1)   Based on 6.8 million shares outstanding.

 *    Covers industries with SIC Codes in the 2030s.

Source: Securities Data Company, Inc. (201) 622-3100.  As of 10/13/98.


                                       32                    J.C. Bradford & Co.

COMPARABLE TRANSACTION ANALYSIS

                               UNITED FOODS, INC.
                    COMPARABLE TRANSACTION SUMMARY VALUATION
    MULTIPLES BASED ON AGRILINK ACQUISITION OF DEAN FOODS VEGETABLE DIVISION

                                                     (In 000s, except per share)


                          LTM REVENUES MULTIPLE BASIS:

LTM Revenues ended               8/31/98   $ 201,367

Transaction Multiple                            0.8 x
                                           ---------
                                             156,395

Less total debt, net of cash on  8/31/98      42,622
                                           ---------
Valuation                                  $ 113,773

Valuation Per Share                        $   16.71
                                           ---------


                            LTM EBIT MULTIPLE BASIS:

LTM EBIT ended                  8/31/98    $  5,443

Transaction Multiple                           11.4 x
                                           --------
                                             61,876

Less total debt, net of cash on 8/31/98      42,622
                                           --------
Valuation                                  $ 19,254

Valuation Per Share                        $   2.83
                                           ---------

                           BOOK VALUE MULTIPLE BASIS:

Book Value at 8/31/98               $ 45,518

Transaction Multiple                     1.7 x
                                    --------
Valuation                             75,863

Valuation Per Share                 $  11.14
                                    --------

 *    Covers industries with SIC Codes in the 2030s.

Source: Securities Data Company, Inc. (201) 622-3100.  As of 10/13/98.


                                       33                    J.C. Bradford & Co.

COMPARABLE TRANSACTION ANALYSIS

                               UNITED FOODS, INC.
                    COMPARABLE TRANSACTION SUMMARY VALUATION
    MULTIPLES BASED ON AGRILINK ACQUISITION OF DEAN FOODS VEGETABLE DIVISION

                                                     (In 000s, except per share)

                            LTM EBIT MULTIPLE BASIS:

LTM EBIT ended                  8/31/98  $  5,443

Plus $500,000 Cost Savings               $    500
                                         --------

                                         $  5,943

Transaction Multiple                         11.4 x
                                         --------
                                           67,560

Less total debt, net of cash on 8/31/98    42,622
                                         --------
Valuation                                $ 24,938

Valuation Per Share                      $   3.66
                                         --------

                            LTM EBIT MULTIPLE BASIS:

LTM EBIT ended                   8/31/98   $  5,443

Plus $750,000 Cost Savings                 $    750
                                           --------

                                           $  6,193

Transaction Multiple                           11.4 x
                                           --------
                                             70,402

Less total debt, net of cash on  8/31/98     42,622
                                           --------
Valuation                                  $ 27,780

Valuation Per Share                        $   4.08
                                           --------

                            LTM EBIT MULTIPLE BASIS:

LTM EBIT ended                   8/31/98   $  5,443

Plus $1,000,000 Cost Savings               $  1,000
                                           --------

                                           $  6,443

Transaction Multiple                           11.4 x
                                           --------
                                             73,244

Less total debt, net of cash on  8/31/98     42,622
                                           --------
Valuation                                  $ 30,622

Valuation Per Share                        $   4.50
                                           --------


                                       34                    J.C. Bradford & Co.

COMPARABLE TRANSACTION ANALYSIS

                         FOOD DISTRIBUTION COMPANIES(*)    (DOLLARS IN MILLIONS)
               ANALYSIS OF M&A TRANSACTION MULTIPLES SINCE 1/1/90

                                                                                                       Levered Aggregate
                                                                             Aggreg. Equity Consid.     Consideration
                                                                               as a Multiple of:       as a Multiple of:
                                              Aggregate        Levered       ----------------------  ---------------------
  Date                                         Equity         Aggregate      LTM Net          Book     LTM     LTM    LTM   Percent
Announced  Acquiror / Target                Consideration  Consideration(2)  Income           Value  Revenue  EBITDA  EBIT  Acquired
---------  -----------------                -------------  ----------------  -------          -----  -------  ------  ----  --------
06/07/90   ConAgra Inc                         $1,336.0       $3,294.0          NM             1.5     0.8      6.9    9.6    100.0%
             Beatrice Co

09/28/90   Shareholders                        $1,607.0       $1,607.0        73.4             2.0     0.9      5.5    6.7    100.0%
             Pet Inc(Whitman Corp)

10/19/90   MANO Holdings                       $   42.5       $   42.5        17.0             3.0     1.2      8.5   10.1    100.0%
             B Manischewitz Co

04/19/91   ConAgra Inc                         $  408.4       $  408.4        20.8             3.8     2.3     19.1   30.0    100.0%
             Golden Valley Microwave Foods

07/18/91   HJ Heinz Co                         $  500.0       $  500.0          NA              NA     1.1       NA     NA    100.0%
             JL Foods Inc(John Labatt Ltd)

12/20/91   CPC International Inc               $  115.0       $  115.0          NA              NA     1.2       NA     NA    100.0%
             Fearn Intl(Kellogg Co)

01/24/92   Burns Philp Inc                     $   85.0       $   85.0          NA              NA     0.4       NA     NA    100.0%
             Durkee-French Foods(Burns)

04/09/92   Ben Hill Griffin Inc                $   31.0       $   31.0          NM             0.7     0.5       NM     NM     52.3%
             Orange-co(Stoneridge Res Inc)

04/22/92   Shareholders                        $  181.1       $  181.1         9.2             2.4     0.2       NA    3.5     55.0%
             Ralston-Continental Baking

10/12/92   Dean Foods Co                       $   15.0       $   15.0          NM             1.2     0.3       NM     NM    100.0%
             WB Roddenbery Co

08/12/93   Pro-Fac Cooperative Inc             $  164.2       $  431.2          NM             2.0     0.5     20.5     NM    100.0%
             Curtice-Burns Foods(Pro-Fac)

08/16/93   Shareholders                        $  528.0       $  528.0          NA              NA     0.7       NA     NA    100.0%
             Ralcorp Holdings Inc(Ralston)

11/01/93   Dean Foods Co                       $  140.0       $  140.0        23.3              NA     0.6       NA     NA    100.0%
             Kraft General Foods-Birds Eye


                                       35                    J.C. Bradford & Co.

COMPARABLE TRANSACTION ANALYSIS

                         FOOD DISTRIBUTION COMPANIES(*)    (DOLLARS IN MILLIONS)
               ANALYSIS OF M&A TRANSACTION MULTIPLES SINCE 1/1/90

                                                                                                       Levered Aggregate
                                                                             Aggreg. Equity Consid.     Consideration
                                                                               as a Multiple of:       as a Multiple of:
                                              Aggregate        Levered       ----------------------  ---------------------
  Date                                         Equity         Aggregate      LTM Net          Book     LTM     LTM    LTM   Percent
Announced  Acquiror / Target                Consideration  Consideration(2)  Income           Value  Revenue  EBITDA  EBIT  Acquired
---------  -----------------                -------------  ----------------  -------          -----  -------  ------  ----  --------
03/18/94   Doskocil Cos Inc                    $  135.0       $  135.0          NA              NA     0.7       NA     NA    100.0%
             Intl Multifoods-Prepared
             Foods

04/18/94   ConAgra Inc                         $  202.0       $  202.0          NA              NA      NA       NA     NA       NA
             Universal Foods-Frozen Foods

04/20/94   Schreiber Foods Inc                 $   11.8       $   11.8        16.9             2.8     0.6      5.6   10.7    100.0%
             Arden International Kitchens

05/23/94   Sandoz AG                           $3,685.7       $3,685.7        32.3            10.1     3.1     16.3   20.0    100.0%
             Gerber Products Co

09/12/94   Kohlberg Kravis Roberts & Co        $2,222.9       $4,622.9          NM             8.6     0.8       NA   40.1    100.0%
             Borden Inc

11/28/94   Campbell Soup Co                    $1,115.0       $1,115.0        24.8            18.3     4.8     23.7   26.3    100.0%
             Pace Foods

01/09/95   Pillsbury Co(Grand Met PLC)         $2,636.5       $2,636.5        23.4             7.3     1.7     10.0   12.2    100.0%
             Pet Inc(Pillsbury/Grand Met)

07/26/95   Shareholders                        $  309.8       $  309.8          NM             0.5     0.2       NA     NM    100.0%
             Earthgrains Co
             (Anheuser-Busch)

03/15/96   ConAgra Inc                         $  132.0       $  132.0          NA              NA     0.7       NA     NA    100.0%
             Gilroy Foods Inc

06/30/97   JP Foodservice Inc                  $  770.6       $1,510.6          NM             2.3     2.9       NM     NM    100.0%
             Rykoff-Sexton Inc

09/09/97   Shareholders                        $1,004.8       $1,004.8          NA              NA     0.7       NA     NA    100.0%
             Campbell Soup-Noncore Bus(7)

09/18/97   Chiquita Brands International       $   10.9       $   42.9          NM             1.8     0.2       NM     NM    100.0%
             Stokely USA Inc

09/29/97   Suiza Foods Corp                    $  855.9       $1,035.9        47.0             8.6     2.1       NA   26.6    100.0%
             Morningstar Group Inc


                                       36                    J.C. Bradford & Co.

COMPARABLE TRANSACTION ANALYSIS

                         FOOD DISTRIBUTION COMPANIES*     (DOLLARS IN MILLIONS)
               ANALYSIS OF M&A TRANSACTION MULTIPLES SINCE 1/1/90


                                                                                                       Levered Aggregate
                                                                             Aggreg. Equity Consid.     Consideration
                                                                               as a Multiple of:       as a Multiple of:
                                              Aggregate        Levered       ----------------------  ---------------------
  Date                                         Equity         Aggregate      LTM Net          Book     LTM     LTM    LTM   Percent
Announced  Acquiror / Target                Consideration  Consideration(2)  Income           Value  Revenue  EBITDA  EBIT  Acquired
---------  -----------------                -------------  ----------------  -------          -----  -------  ------  ----  --------
10/01/97   Chiquita Brands International       $   27.0       $   29.0         7.5             1.1     0.4       NA     NA    100.0%
             American Fine Foods Inc

02/18/98   Agrilink Foods(Pro-Fac)             $    6.9       $    6.9          NA              NA      NA       NA     NA    100.0%
             Delagra Corp

05/08/98   Agrobios(Desc SA de CV)             $  141.9       $  141.9          NM             3.2     2.7       NM     NM    100.0%
             Authentic Specialty Foods Inc

07/21/98   Agrilink Foods(Pro-Fac)                   NA             NA          NA              NA      NA       NA     NA    100.0%
             JA Hopay Distributing Co

07/27/98   Agrilink Foods(Pro-Fac)             $  480.0       $  482.0          NA             1.7     0.8       NA   11.4    100.0%
             Dean Foods Co-Vegetable Ops
                                                                              --------------------------------------------
                                               Average:                       26.9             4.1     1.2     12.9   17.3

                                               Adjusted Average               23.9             3.6     1.1     12.4   16.4
                                                                              --------------------------------------------

* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/8/98.

(2) Levered aggregate consideration is defined as aggregate equity consideration plus total debt, net of cash and equivalents.



                                       37                    J.C. Bradford & Co.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                           Target  Target   Target
                                                                 Value                      Share-   Net     Net   Target  Target
                                                        Equity    of      Price            holders  Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per   Shares     Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share  Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------ -------- --------  -----  ---------  ------ -------- ------ ------  -------
  6/7/90   8/14/90  ConAgra Inc     Beatrice Co        $1,336.0 $3,294.0    --      --      $864.0 $4,310.0 $11.0  $343.0  $478.0
           Advisor    Gleacher & Co   Salomon Brothers
           -------
    Company Status    Public          Sub.
    --------------



               Total                   % of     Status/
   Date       Debt,Net       Total    Shares     Form/
Announced     of Cash       Assets     Acq.     Attitude
---------     --------     --------  ------  --------------
  6/7/90       $1,016.0    $3,472.0    100     Completed
                                             Acq. of Assets
                                                Friendly



         Deal Description
         ----------------
         ConAgra acquired Beatrice from Kohlberg Kravis Roberts (KKR) for $3.294 bil in cash, common stock, preferred stock, and the assumption of Beatrice's liabilities. The consideration consisted of $626 mil in cash, $355 mil in common stock and $355 mil in 2 series of preferred stock plus the assumption of $1.958 bil of Beatrice's liabilities. The deal had been subject to governmental approval due to antitrust issues. Gleacher acted as financial advisor to ConAgra.

         Target Business Description
         ---------------------------
         Produce food, consumer prod

         Acquiror Business Description
         -----------------------------
         Produce meats,eggs,cooking oil


 9/28/90  4/4/91   Shareholders   Pet Inc(Whitman Corp)  $1,607.0  $1,607.0  $15.63  102.8   $801.6  $1,863.2  $21.9  $241.5  $291.5
            Advisor   --             First Boston Corp.
            -------
     Company Status   Priv.           Sub.
     --------------



  9/28/90  $130.0   $1,531.4   100     Completed
                                      Acquisition
                                        Not Appl.

         Deal Description
         ----------------
         Whitman completed the spinoff of Pet for $1.607 bil, based on Pet's closing share price of $15.625 on April 4, its first day of trading. First Boston was retained to study a possible restructure plan and recommended the spinoff. The transaction was conducted by means of a stock dividend in which shareholders received one share of Pet for every Whitman share held. In anticipation of the spinoff, Whitman restructured its major food operations, splitting them into three divisions. In 1989, Pet generated $1.755 bil in sales and $280 mil in pre-tax operating profit.

         Target Business Description
         ---------------------------
         Dairy products, canned foods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                             Target  Target  Target
                                                                 Value                       Share-   Net     Net   Target  Target
                                                        Equity    of      Price              holders Sales   Income  EBIT   EBITDA
   Date     Date                                         Value   Deal      Per     Shares    Equity   LTM     LTM    LTM     LTM
Announced Effective Acquiror        Target              ($mil)  ($mil)    Share   Out.(mil)  ($mil)  ($mil)  ($mil) ($mil)  ($mil)
--------- --------- --------------  ------------------- ------  -------- -------  ---------  ------  ------  ------ ------  -------
10/19/90   1/18/91  MANO Holdings   B Manischewitz Co   $42.5     $42.5  $800.00      0.1     $14.2   $34.2    $2.5    $4.2   $5.0
           Advisor   TGV Partners      Lehman Brothers
           -------
    Company Status   Priv.             Public
    --------------




              Total                      % of      Status/
   Date      Debt,Net       Total       Shares      Form/
Announced    of Cash       Assets        Acq.      Attitude
---------    --------     --------  -------------- --------
10/19/90        --         $18.4          100       Completed
                                                      Merger
                                                    Friendly

         Deal Description
         ----------------
         MANO Holdings, an investor group led by Kohlberg and including TGV Partners and management, acquired B Manischewitz in a leveraged buyout transaction valued at $800 in cash per share, or $42.5 mil. MANO accepted 81% of B Manischewitz' shares (42,975 shares) that were tendered in the offer and acquired the rest for $800 in cash per share. Under the terms of the agreement, senior management was to retain an equity interest in MANO Holdings.

         Target Business Description
         ---------------------------
         Produce, whl, ret matzos

         Acquiror Business Description
         -----------------------------
         Investor group; holding co


4/19/91 7/11/91 ConAgra Inc Golden Valley Microwave Foods $408.4 $408.4 $26.39 17.6 $108.0 $177.6 $19.6 $13.6 $21.4

          Advisor     Gleacher & Co   Goldman, Sachs & Co.
          -------
   Company Status     Public          Public
   --------------
4/19/91   $52.7 $180.8 100  Completed
                            Merger
                            Friendly


         Deal Description
         ----------------
         ConAgra acquired Golden Valley Microwave Foods (GV) in a stock transaction valued at $464.5 mil. GV shareholders received .5676 shares of ConAgra for each of GV's 18.8 mil fully diluted common shares. Based on ConAgra's closing stock price of $47.375 on Apr 18, the last full trading day prior to the announcement, each share of GV had an indicated value of $26.39. ConAgra also agreed to convert 600,000 GV warrants, held by an affiliate of Chase Manhattan Bank, for 340,560 rights to buy ConAgra stock at $60.48.

         Target Business Description
         ---------------------------
         Produce microwave food prod


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
 7/18/91   8/23/91  HJ Heinz Co     JL Foods Inc (John Labatt Ltd)  $500.0  $500.0    --        --       --   $475.0    --    --
          Advisor     Dillon, Read    James D. Wolfensohn Inc.
          -------
   Company Status     Public          Sub.
   --------------



            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
 7/18/91      --         --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         HJ Heinz acquired the JL Foods unit of John Labatt for $500 mil in cash. John Labatt had disclosed in May 1991 that it was seeking a buyer for its JL Foods unit. Officials said the planned divestiture was consistent with John Labatt's stated strategy to focus on its core brewing, entertainment and dairy operations. The transaction had been subject to US and Canadian regulatory approval.

         Target Business Description
         ---------------------------
         Produce, whl frozen foods


         Acquiror Business Description
         -----------------------------
         Canned food preparations


12/20/91  1/31/92  CPC International Inc  Fearn Intl (Kellogg Co) $115.0  $115.0  --   --   --   $100.0  --   --
         Advisor     Salomon Brothers       Lehman Brothers
         -------
  Company Status     Public                 Sub.
  --------------



12/20/91  --   --   --    100  Completed
                                 Merger
                                Friendly

         Deal Description
         ----------------
         CPC International acquired all the outstanding common stock of Fearn International, a subsidiary of Kellogg, including the Le Gout product line for a $115 mil in cash. Lehman Brothers acted as financial advisor to Kellogg while Salomon Brothers advised CPC International.

         Target Business Description
         ---------------------------
         Produce soups and desserts


         Acquiror Business Description
         -----------------------------
         Produce soups, sauces, food prod


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                      Target Target  Target
                                                                            Value                     Share-  Net     Net   Target
                                                                    Equity    of   Price              holders Sales  Income  EBIT
   Date     Date                                                    Value   Deal   Per       Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror        Target                          ($mil)  ($mil) Share    Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- --------------  -----------------------------   ------  ------ -------  --------- ------ ------  ------ ------
1/24/92    8/3/92   Burns Philp Inc Durkee-French Foods (Burns)     $85.0   $85.0    --        --       --   $200.0    --     --
       Advisor      --              --
       -------
Company Status      Sub.            Sub.
--------------


            Target
            EBITDA     Total                    % of       Status/
   Date      LTM      Debt,Net       Total     Shares       Form/
Announced   ($mil)    of Cash       Assets      Acq.       Attitude
---------   -------   --------     --------    ------   --------------
1/24/92        --        --           --        100       Completed
                                                        Acq. of Assets
                                                          Friendly

         Deal Description
         ----------------
         Burns Philp Inc, a unit of Burns Philp & Co, acquired Durkee-French Foods from Reckitt & Coleman for $85 mil in cash, including $7 mil to be held in escrow pending finalization of certain accounts.

         Target Business Description
         ---------------------------
         Produce mustard, sauces


         Acquiror Business Description
         -----------------------------
         Produce yeast, vinegar, spices


 4/9/92 5/28/92 Ben Hill Griffin Inc Orange-co (Stoneridge Res Inc)$31.0 $31.0 --  --  $85.6 $126.5 ($8.7) ($9.0)
       Advisor    --                   Donaldson, Lufkin & Jenrette
       -------
Company Status    Priv.                Public
--------------


4/9/92  ($4.2) $45.9   $149.8  52.3    Completed
                                     Acq. Maj. Int.
                                       Friendly

         Deal Description
         ----------------
         Ben Hill Griffin acquired a 52.3% interest in Orange-co held by Stoneridge Resources for $31 mil. Stonebridge Resources said in October 1990 that it was seeking a buyer for all of its assets for the purpose of raising cash to distribute a liquidation dividend to shareholders. Stonebridge retained Donaldson Lufkin & Jenrette Securities as a financial advisor.

         Target Business Description
         ---------------------------
         Prod oranges, juices, plastics


         Acquiror Business Description
         -----------------------------
         Frozen fruits, juices, vegetable



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                    Target  Target   Target
                                                                           Value                    Share-    Net      Net   Target
                                                                   Equity    of   Price             holders  Sales   Income   EBIT
   Date     Date                                                   Value   Deal   Per      Shares   Equity    LTM      LTM     LTM
Announced Effective Acquiror        Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)  ($mil)   ($mil)  ($mil)
--------- --------- --------------  -----------------------------  ------  ------ ------- --------- ------- -------  ------  -------
 4/22/92   8/2/93   Shareholders    Ralston-Continental Baking     $181.1  $181.1  $8.75    37.6    $137.4  $2,014.5  $35.8   $92.9
         Advisor      -               Lehman Brothers
         -------
  Company Status      Priv.           Sub.
----------------

           Target
            EBITDA   Total             % of      Status/
   Date      LTM    Debt,Net   Total  Shares      Form/
Announced  ($mil)   of Cash   Assets   Acq.      Attitude
---------  -------  --------  ------  ------  --------------
 4/22/92      --       --     $844.9    55      Completed
                                              Acq. Maj. Int.
                                                Not Appl.

         Deal Description
         ----------------
         Ralston Purina (RP) completed the spinoff of 20.7 mil new common shares, or a 55% interest, in its newly created Ralston-Continental Baking Group (CBG) to shareholders in a targeted stock recapitalization valued at $181.12 mil. Shareholders of record as of Jul 30 received 1 CBG share for every 5 RP share held. Ralston Purina had originally planned to spinoff the entire unit in April 1992. CBG was created in order to separate the performance of RP's baking and non-baking interests.

         Target Business Description
         ---------------------------
         Produce bakery products


         Acquiror Business Description
         -----------------------------
         Investor group


10/12/92 2/1/93 Dean Foods Co WB Roddenbery Co   $15.0 $15.0 --  --  $12.8 $54.8 ($1.7) ($1.4)
       Advisor   --            KPMG Peat Marwick
       -------
Company Status   Public        Priv.
--------------


10/12/92  ($0.5) $0.8  $19.1  100  Completed
                                     Merger
                                   Friendly




         Deal Description
         ----------------
         Dean Foods acquired all the outstanding stock of WB Roddenbery in exchange for 535,000 of its common shares valued at $14.2 mil. The value of the shares was based on Dean's closing stock price of $26.5 per share on Oct 9, the last full trading day prior to the announcement. The transaction had been subject to Federal Trade Commission approval.

         Target Business Description
         ---------------------------
         Produce pickles, vinegar, syrup


         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                              Target Target  Target
                                                                                     Value                    Share-  Net     Net
                                                                             Equity   of     Price           holders Sales   Income
   Date     Date                                                             Value   Deal     Per    Shares   Equity  LTM     LTM
Announced Effective Acquiror                 Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil)
--------- --------- --------------           -----------------------------   ------  ------  ------ --------- ------ ------  ------
 8/12/93   11/3/94  Pro-Fac Cooperative Inc  Curtice-Burns Foods(Pro-Fac)    $164.2   $431.2 $19.00   8.6     $81.3  $854.8  ($18.5)
          Advisor     Dillon, Read             Donaldson, Lufkin & Jenrette
          -------     Priv.                    Public
   Company Status
   --------------

            Target      Target
             EBIT       EBITDA        Total                % of     Status/
   Date      LTM         LTM         Debt,Net   Total     Shares     Form/
Announced   ($mil)      ($mil)       of Cash   Assets      Acq.     Attitude
---------   ------      ------       --------  ------     ------   ---------
8/12/93     ($5.2)      $21.0        $257.5    $463.6     100      Completed
                                                                     Merger
                                                                    Friendly


         Deal Description
         ----------------
         Pro-Fac Cooperative (PFC) acquired Curtice-Burns (CBF) for a total of $19 in cash per share, or a total value of $424.25 mil, by accepting 8,276,439 common shares, or 96% of the outstanding shares. Included in the value was PFC's assumption of $267 mil of CBF's debt. PFC had originally offered $16.87 in cash per share held. The tender offer was contingent upon at least 90% of CBF's Class A and B shares being tendered. Dean Foods withdrew its offer to acquire CBF.

         Target Business Description
         ---------------------------
         Produce soft drinks, foods


         Acquiror Business Description
         -----------------------------
         Provide food marketing service

8/16/93  3/31/94 Shareholders  Ralcorp Holdings Inc (Ralston) $528.0  $528.0  $16.00  33.0   --  $808.6  --
        Advisor    --            Wasserstein, Perella
        -------    Priv.         Sub.
 Company Status
 --------------

8/16/93  --   --   --   --     100   Completed
                                    Acquisition
                                      Not Appl.

         Deal Description
         ----------------
         Ralston Purina Group, a unit of Ralston Purina, spun off its newly formed Ralcorp Holdings (RH) unit, consisting of its cereal, Beech-Nut baby food, cracker, cookie, resort, and coupon redemption businesses to shareholders in a transaction valued of $528 mil based on RH's closing stock price of $16 per share on Apr 1, the first full trading day of newly issued RH shares. The shares in the spinoff would be distributed at a ratio of 1 RH share for every 3 shares of Ralston Purina Group. The unit included its Keystone and Breckenridge ski resorts.

         Target Business Description
         ---------------------------
         Produce cereal, baby food


         Acquiror Business Description
         -----------------------------


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90


                                                                                                                 Target Target
                                                                                        Value                    Share-  Net
                                                                                Equity   of     Price            holders Sales
   Date     Date                                                                Value   Deal     Per    Shares   Equity  LTM
Announced Effective Acquiror                    Target                          ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)
--------- --------- --------------              -----------------------------   ------  ------  ------ --------- ------ ------
 11/1/93  12/27/93  Dean Foods Co               Kraft General Foods-Birds Eye    $140.0 $140.0    --      --       --   $250.0
          Advisor    JP Morgan Securities, Inc.   Morgan Stanley
          -------
   Company Status    Public                       Sub.
   --------------

           Target
            Net   Target   Target
           Income  EBIT    EBITDA    Total                % of       Status/
   Date     LTM    LTM      LTM     Debt,Net    Total     Shares      Form/
Announced  ($mil) ($mil)   ($mil)   of Cash    Assets      Acq.      Attitude
---------  ------ ------   ------   --------   ------     ------  --------------
 11/1/93    $6.0    --       --        --         --        100     Completed
                                                                  Acq. of Assets
                                                                     Friendly



         Deal Description
         ----------------
         Dean Foods acquired the BirdsEye frozen vegetable business of Kraft General Foods, a unit of Philip Morris, for $140 mil. The transaction had been subject to regulatory approval.



         Target Business Description
         ---------------------------
         Prod frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce milk, dairy products


3/18/94 6/1/94 Doskocil Cos Inc  Intl Multifoods-Prepared Foods $135.0 $135.0 --  --  --  $185.0
       Advisor   --               Lehman Brothers
       -------
Company Status   Public           Sub
--------------

3/18/94   --    --    --    --    --     100    Completed
                                                 Acq. of
                                                  Assets
                                                 Friendly


         Deal Description
         ----------------
         Doskocil acquired the prepared foods division of International Multifoods (IM) for $135 mil in cash. In September 1993, IM's board had announced that it was seeking to divest its prepared foods division. The division included its frozen specialty foods and meats businesses. Later IBP acquired the meats business.


         Target Business Description
         ---------------------------
         Produce prepared foods



         Acquiror Business Description
         -----------------------------
         Produce sausages, prepared meat



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                Target Target  Target
                                                                       Value                    Share-  Net     Net   Target
                                                               Equity   of     Price            holders Sales  Income  EBIT
   Date     Date                                               Value   Deal     Per    Shares   Equity  LTM     LTM    LTM
Announced Effective Acquiror     Target                        ($mil)  ($mil)  Share  Out.(mil) ($mil) ($mil)  ($mil) ($mil)
--------- --------- -----------  ----------------------------- ------  ------  ------ --------- ------ ------  ------ ------
 4/18/94   --       ConAgra Inc  Universal Foods-Frozen Foods  $202.0  $202.0    --       --      --     --      --     --
          Advisor     --           Goldman, Sachs & Co.
          -------
   Company Status     Public       Sub.
   --------------

            Target
            EBITDA    Total             % of       Status/
   Date       LTM    Debt,Net   Total  Shares      Form/
Announced   ($mil)   of Cash   Assets   Acq.      Attitude
---------   ------  ---------  ------  ------  --------------
 4/18/94      --        --       --      --       Pending
                                               Acq. of Assets
                                                  Friendly


         Deal Description
         ----------------
         ConAgra agreed to acquire the frozen foods business of Universal Foods for an amended $202 mil in cash. The initial value was $220 mil, including $57 mil in performance-related payments. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce frozen foods



         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


4/20/94 11/30/94 Schreiber Foods Inc  Arden International Kitchens  $11.8 $11.8 $3.90 3.0 $4.2 $19.5 $0.7  $1.1
        Advisor    --                   --
        -------
 Company Status    Priv.                Public
 --------------


4/20/94   $2.1 $0.9 $6.9  100    Completed
                                  Merger
                                 Friendly

         Deal Description
         ----------------
         Schreiber Foods (SF) acquired Arden International Kitchens (AIK) for an amended $11.8 mil in cash, or $3.90 per common share. SF had originally agreed to acquire AIK for $4 per share, or a total value of $12.1 mil.



         Target Business Description
         ---------------------------
         Produce frozen foods for



         Acquiror Business Description
         -----------------------------
         Produce meat and food products



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target   Target
                                                                          Value                      Share-   Net      Net    Target
                                                                Equity    of       Price              holders Sales    Income   EBIT
   Date      Date                                               Value     Deal     Per     Shares    Equity   LTM      LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)    ($mil)   Share   Out.(mil)  ($mil)  ($mil)   ($mil) ($mil)
---------  ---------  ---------------   ---------------------   --------  -------- ------  --------- ------  -------- ------  ------
 5/23/94   12/19/94   Sandoz AG         Gerber Products Co      $3,685.7  $3,685.7 $53.00  69.5      $364.7  $1,202.5 $114.2  $184.0
          Advisor       Morgan Stanley    Wasserstein, Perella
          -------
   Company Status       Public            Public
   --------------


             Target
             EBITDA      Total                % of    Status/
   Date       LTM       Debt,Net   Total     Shares    Form/
Announced    ($mil)     of Cash    Assets     Acq.    Attitude
---------    -------    --------  --------   ------  ---------
 5/23/94      $226.0    $84.7     $1,013.9    100    Completed
                                                      Merger
                                                     Friendly

         Deal Description
         ----------------
         Sandoz completed its merger with Gerber Products (GP) in a transaction valued at $3.68 bil. Earlier, Sandoz had completed its tender offer for all the common shares of GP for $53 in cash per share, by accepting
         69.08 mil shares, or about 99.2% of GP's shares outstanding. The offer had been conditioned upon Sandoz receiving at least a majority of GP's stock. The transaction had been subject to regulatory approval, including the approval of the Federal Trade Commission under the Hart-Scott-Rodino Act, and the Superintendent of Insurance of New York.

         Target Business Description
         -----------------------------
         Manfr baby foods and products



         Acquiror Business Description
         -----------------------------
         Manufacture dyestuffs


 9/12/94 3/14/95 Kohlberg Kravis Roberts & Co  Borden Inc            $2,222.9 $4,622.9 $13.61 170.3 $257.5 $5,498.2 ($114.2) $115.4
        Advisor    Morgan Stanley      Credit  Suisse First Boston
        -------
 Company Status    Priv.               Public
 --------------




 9/12/94   --  $1,682.7 $4,055.9 100  Completed
                                       Merger
                                      Friendly

         Deal Description
         ----------------
         Kohlberg Kravis Roberts (KKR) merged with Borden (BN) in an amended stock swap valued at $4.643 bil, including $2.4 bil in the assumption of liabilities. The value included a 16.5% stake KKR acquired in Borden through a lockup agreement valued at $309.518 mil. Earlier, KKR had completed a tender offer to acquire all the shares of BN in exchange for 2.29146 RJR shares, valued at $13.606, per BN share held, by accepting 90 mil shares, or about 63.5% of BN's total shares outstanding. The offer had been conditioned upon a minimum of 41% of BN's shares being tendered.

         Target Business Description
         ---------------------------
         Produce dairy prods, snacks



         Acquiror Business Description
         -----------------------------
         Leverage buyout firm



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                     Target  Target  Target
                                                                         Value                       Share-   Net     Net
                                                                Equity    of      Price              holders Sales   Income
   Date      Date                                               Value    Deal      Per     Shares    Equity   LTM     LTM
Announced  Effective  Acquiror          Target                  ($mil)   ($mil)   Share   Out.(mil)  ($mil)  ($mil)  ($mil)
---------  ---------  ---------------   ---------------------   ------   -------- ------  ---------  ------  ------  ------
11/28/94    1/30/95   Campbell Soup Co  Pace Foods              $1,115.0 $1,115.0 --        --       $61.0   $230.0  $45.0
           Advisor      --                Goldman, Sachs & Co.
           -------
    Company Status      Public            Priv.
    --------------



              Target    Target
               EBIT     EBITDA     Total                % of        Status/
   Date        LTM        LTM    Debt,Net   Total     Shares       Form/
Announced     ($mil)    ($mil)   of Cash    Assets     Acq.       Attitude
---------     ------   --------  --------   ------  ---------  --------------
11/28/94      $42.4     $47.0       --      $112.7     100       Completed
                                                               Acq. of Assets
                                                                  Friendly

         Deal Description
         ----------------
         Campbell Soup acquired Pace Foods for $1.115 bil in cash.




         Target Business Description
         ---------------------------
         Produce pickled vegetables



         Acquiror Business Description
         -----------------------------
         Produce soups, food products


1/9/95 5/12/95 Pillsbury Co (Grand Met PLC) Pet Inc (Pillsbury/Grand Met) $2,636.5 $2,636.5 $26.00 100.4 $362.2 $1,576.3 $112.6
       Advisor    Morgan Stanley             Lazard Freres & Co.
       -------
Company Status    Sub.                       Sub.
--------------

 1/9/95 $216.7 $262.5 $528.1 $1,175.5 100 Completed
                                            Merger
                                           Friendly

         Deal Description
         ----------------
         Pillsbury, a unit of Grand Metropolitan (GM), completed its merger with Pet in a transaction valued at $2.636 bil. Earlier, Pillsbury completed its tender offer for all the outstanding common shares of Pet for $26 in cash per share, by accepting 95,364,543 shares, or 95% of Pet's common stock outstanding. The offer had been conditioned upon GM receiving at least 50% of Pet's shares outstanding, and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Dairy products, canned foods



         Acquiror Business Description
         -----------------------------
         Produce flour, grain mill prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                 Target   Target  Target
                                                                        Value                    Share-    Net     Net    Target
                                                                Equity   of    Price             holders  Sales   Income   EBIT
   Date     Date                                                Value   Deal    Per    Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror     Target                         ($mil)  ($mil) Share   Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------ ------------------------------ ------  ------ ------ ---------  ------  -------- ------  ------
 7/26/95   3/27/96  Shareholders Earthgrains Co (Anheuser-Busch)$309.8  $309.8 $30.38    10.2    $573.8  $1,664.6 ($25.7) ($31.2)
           Advisor      --           Dillon, Read
           -------
    Company Status      Priv.        Sub.
    --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
 7/26/95       --      $56.2     $1,130.1     100      Completed
                                                      Acquisition
                                                       Not Appl.


         Deal Description
         ----------------
         Anheuser-Busch (AB) completed the spin off its Earthgrains (EA) unit to shareholders in a transaction valued at $309.83 mil. Each AB common shareholder received 1 EA common share for every 25 AB shares held. EA's shares were valued based on EA's closing stock price of $30.375 on Mar 27, the first full trading day on a non-when issued basis. Earlier, EA was known as as Cambell Taggart.


         Target Business Description
         ---------------------------
         Baked goods, frozen foods


         Acquiror Business Description
         -----------------------------
         Investor group

8/29/96 ConAgra Inc Gilroy Foods Inc $132.0 $132.0 --  --  --  $200.0 --  --
Advisor  --          --
-------
Company Status    Public      Sub.
--------------

3/15/96  --     --      --       100    Completed
                                      Acq. of Assets
                                         Friendly

         Deal Description
         ----------------
         ConAgra acquired Gilroy Foods, a unit of McCormick, for $132 mil in cash.


         Target Business Description
         ---------------------------
         Produce dried fruits


         Acquiror Business Description
         -----------------------------
         Produce meats, eggs, cooking oil


* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                              Target   Target  Target
                                                                      Value                   Share-    Net     Net    Target
                                                              Equity   of    Price            holders  Sales   Income   EBIT
   Date     Date                                              Value   Deal    Per   Shares    Equity    LTM     LTM     LTM
Announced Effective Acquiror           Target                 ($mil)  ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)  ($mil)
--------- --------- ------------------ ---------------------  ------  ------ ------ --------- ------  -------  ------  --------
6/30/97   12/23/97  JP Foodservice Inc Rykoff-Sexton Inc      $770.6  $1,510 $24.41    28.0   $336.0  $519.9   ($60.2)  ($79.5)
          Advisor     PaineWebber        Merrill Lynch & Co.
          -------
   Company Status     Public             Public
   --------------



             Target
             EBITDA    Total                 % of       Status/
   Date        LTM    Debt,Net    Total      Shares     Form/
Announced    ($mil)   of Cash     Assets      Acq.     Attitude
---------   --------  --------   --------  ---------  -----------
6/30/97     ($73.0)  $483.2     $1,217.2    100      Completed
                                                         Merger
                                                       Friendly


         Deal Description
         ----------------
         JP Foodservice (JP) merged with Rykoff-Sexton (RS) in a merger-of-equals stock swap transaction valued at an amended $1.436 bil, including the assumption of $740 mil in liabilities. JP offered an amended .775 common shares per RS share. Originally, JP offered .82 common shares per RS share. Based on JP's closing stock price of $31.5 on June 27, the last full trading day prior to the announcement of amended terms, each RS share was valued at $24.4125. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Wholesale grocery products

         Acquiror Business Description
         -----------------------------
         Wholesale groceries

9/9/97   3/11/98 Shareholders Campbell Soup-Noncore Bus(7) $1,004  $1,004.8 $22.13  45.4  --   $1,400   --   --
         Advisor --           Goldman, Sachs & Co.
         -------
         Company Status    Priv.        Sub.
         --------------
9/9/97   --     --      --      100     Completed
                                       Acquisition
                                        Not Appl.

         Deal Description
         ----------------
         Campbell Soup (CS) spun off its 7 noncore businesses including the Swanson frozen dinner and Vlasic pickle brands into a new company named Vlasic Foods (VF) to its shareholders in a transaction valued at $1.004 bil. CS shareholders received 1VF common share for every 10 CS shares held. The shares were valued based on VF's closing stock price of $22.125 on March 11, the first full trading day on which the shares were distributed.

         Target Business Description
         ---------------------------
         Produce, whl soups, food prods

         Acquiror Business Description
         -----------------------------
         Investor group



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                                 Target   Target
                                                                                         Value                   Share-    Net
                                                                                  Equity   of   Price            holders   Sales
   Date     Date                                                                   Value   Deal  Per    Shares   Equity    LTM
Announced Effective Acquiror                      Target                          ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)
--------- --------- ----------------------------- ------------------------------  ------ ------ ------ --------- -------  ------
 9/18/97   1/16/98  Chiquita Brands International Stokely USA Inc                 $10.9  $42.9  $1.00    11.4     $6.1    $178.9
         Advisor     No Investment Bank Retained    Donaldson, Lufkin & Jenrette
         -------
  Company Status     Public                         Public
  --------------


           Target
             Net   Target  Target
           Income  EBIT    EBITDA    Total               % of      Status/
   Date      LTM    LTM     LTM    Debt, Net  Total     Shares     Form/
Announced  ($mil)  ($mil)  ($mil)   of Cash   Assets      Acq.     Attitude
---------  ------  ------  ------  --------   --------  ---------  -----------
 9/18/97   ($19.4) ($8.9)  ($2.9)   $74.7      $116.5      100      Completed
                                                                      Merger
                                                                     Friendly



         Deal Description
         ----------------
         Chiquita Brands International (CBI) acquired all the outstanding common stock of Stokely USA (SU) in exchange for $1 in common stock per share, or a total value of approximately $43.389 mil, including the assumption of about $32 mil in liabilities.



         Target Business Description
         ------------------------------
         Prod canned fruits, vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits

9/29/97 12/1/97 Suiza Foods Corp                Morningstar Group Inc  $855.9 $1,035.9 $45.85 15.4 $99.4  $497.6
       Advisor    Donaldson, Lufkin & Jenrette  Goldman, Sachs & Co.
       -------
Company Status    Public                        Public
--------------


9/29/97  $18.2  $38.9  --  178.5  $352.3 100  Completed
                                                Merger
                                               Friendly


         Deal Description
         ----------------
         Suiza Foods (SF) acquired Morningstar Group (MG) in a stock swap transaction valued at approximately $971.957 mil, including the assumption of $180 mil in liabilities. SF offered .85 SF common shares per MG share. Based on SF's closing stock price of $53.9375 on Sep 26, the last full trading day prior to the announcement, each MG share was valued at $45.85. The transaction was accounted for as a pooling of interests and had been subject to regulatory approval.

         Target Business Description
         ---------------------------
         Produce dairy products



         Acquiror Business Description
         -----------------------------
         Produce milk, related prod



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of    Price           holders   Sales  Income
   Date     Date                                                             Value   Deal    Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                      Target                    ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ----------------------------- ------------------------  ------ ------ ------ --------- ------  -------  ------
 10/1/97  12/9/97   Chiquita Brands International American Fine Foods Inc   $27.0   $29.0   --      --      $25.6   $79.8    $3.6
         Advisor      --                            JP Morgan & Co. Inc.
         -------
  Company Status      Public                        Priv.
  --------------



           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt,Net    Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash     Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------  -----------
 10/1/97     --      --      --        $52.0       100      Completed
                                                              Merger
                                                             Friendly


         Deal Description
         ----------------
         Chiquita Brands International acquired all the outstanding stock of American Fine Foods for $29 mil. The consideration consisted of $27 mil in common stock and the assumption of $2 mil in liabilities. The transaction was subject to regulatory approval.



         Target Business Description
         ---------------------------
         Produce canned vegetables



         Acquiror Business Description
         -----------------------------
         Produce bananas, fruits


       3/31/98 Agrilink Foods (Pro-Fac) Delagra Corp $6.9  $6.9 --  --  --  --
       Advisor    --                      --
       -------
Company Status    Sub.                    Priv.
--------------


          --     --     --     100    Completed
2/18/98                              Acq. of Assets
                                        Friendly



         Deal Description
         ----------------
         Pro-Fac Cooperative Inc, acquired Delagra Corp (DE). Terms were not disclosed. Upon completion, DE was to be incorporated to AF's Curtice Burns Foods subsidiary.



         Target Business Description
         ---------------------------
         Produce frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                           Target   Target  Target
                                                                                   Value                   Share-    Net      Net
                                                                            Equity   of   Price            holders  Sales  Income
   Date     Date                                                             Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                         ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ------------------------------ ------ ------ ------ --------- ------  -------  ------
 5/8/98    6/15/98  Agrobios (Desc SA de CV) Authentic Specialty Foods Inc  $141.9 $141.9 $17.00   8.0      $40.5   $37.2    ($0.6)
          Advisor     JP Morgan & Co. Inc.     Donaldson, Lufkin & Jenrette
          -------
   Company Status     Sub.                     Public
   --------------


           Target  Target
           EBIT    EBITDA    Total                 % of      Status/
   Date     LTM     LTM    Debt, Net   Total      Shares     Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.     Attitude
---------  ------  ------  --------   --------  ---------   ---------
 5/8/98     ($0.4)  $0.8     $10.2     $58.8        100     Completed
                                                              Merger
                                                             Friendly

         Deal Description
         ----------------
         Agrobios (AB), a unit of Desc SA de CV, acquired all the outstanding common stock of Authentic Specialty Foods Inc (ASF) for $17 in cash per share, or a total value of $141.876 mil. Earlier, AB completed its tender offer for ASF by accepting 7.8 million shares, or 89% of ASF's shares outstanding. The offer had been conditioned upon at least 66.67% of ASF's shares being tendered on a fully-diluted basis.


         Target Business Description
         ---------------------------
         Whl, mnfr Mexican foods



         Acquiror Business Description
         -----------------------------
         Mnfr, whl foods products



7/21/98 Agrilink Foods (Pro-Fac) JA Hopay Distributing Co --  --  --  --  --  $8.0 --
Advisor     --                      --
-------
Company Status     Sub.                    Priv.
--------------

7/21/98  --  --  --  --  100   Completed
                             Acq. of Assets
                                Friendly

         Deal Description
         ----------------
         Agrilink Foods, a unit of Pro-Fac Cooperative Inc, acquired JA Hopay Distributing Co.




         Target Business Description
         ---------------------------
         Distribution of snack foods



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables



* Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

                          FOOD DISTRIBUTION COMPANIES*
                 Mergers & Acquisition Transactions Since 1/1/90

                                                                                                         Target   Target  Target
                                                                                 Value                   Share-    Net      Net
                                                                          Equity   of   Price            holders  Sales  Income
   Date     Date                                                           Value  Deal   Per   Shares    Equity    LTM    LTM
Announced Effective Acquiror                 Target                       ($mil) ($mil) Share  Out.(mil) ($mil)   ($mil)  ($mil)
--------- --------- ------------------------ ---------------------------- ------ ------ ------ --------- ------  -------  ------
7/27/98    9/24/98  Agrilink Foods (Pro-Fac) Dean Foods Co-Vegetable Ops  $480.0 $482.0   --      --       --     $620.6    --
          Advisor     -                        Merrill Lynch & Co.
          -------
   Company Status     Sub.                     Sub.
   --------------



           Target  Target
           EBIT    EBITDA    Total                 % of        Status/
   Date     LTM     LTM    Debt, Net   Total      Shares       Form/
Announced  ($mil)  ($mil)   of Cash    Assets      Acq.       Attitude
---------  ------  ------  --------   --------  ---------  --------------
7/27/98    $42.4     --       --         --        100        Completed
                                                           Acq. of Assets
                                                              Friendly

         Deal Description
         ----------------
         Agrilink Foods (AF), a unit of Pro-Fac Cooperative Inc, acquired the vegetable operations of Dean Foods Co for an estimated $370 mil in cash, a $30 mil note and AF's aseptic foods business. Included in the acquisition were the Birds Eye, Freshlike and VegAll brand names.



         Target Business Description
         ---------------------------
         Mnfr frozen vegetables



         Acquiror Business Description
         -----------------------------
         Produce frozen vegetables


*Covers industries with SIC Codes in the 2030s. Source: Securities Data Company, Inc. (201) 622-3100. As of 12/20/98.

DISCOUNTED CASH FLOW ANALYSIS

UNITED FOODS - DISCOUNTED CASH FLOW ANALYSIS
0% GROWTH SCENARIO - PER SHARE VALUATION

CAPITAL EXPENDITURES AT 100% OF MANAGEMENT'S PROJECTIONS

                                      COST SAVINGS (000'S)
                           ------------------------------------------------
DISCOUNT RATE                 -            $500          $750        $1,000
                           ------------------------------------------------
               5.0x         $0.56         $0.99         $1.21         $1.42
    8%         6.0x         $1.85         $2.33         $2.58         $2.82
               7.0x         $3.15         $3.68         $3.94         $4.21

               5.0x         $(0.11)       $0.29         $0.49         $0.69
   10%         6.0x         $1.07         $1.51         $1.74         $1.96
               7.0x         $1.44         $1.90         $2.12         $2.35

 CAPITAL EXPENDITURES AT 75% OF MANAGEMENT'S PROJECTIONS

                                      COST SAVINGS (000'S)
                           ------------------------------------------------
DISCOUNT RATE                 -            $500          $750        $1,000
                           ------------------------------------------------
               5.0x         $1.63         $2.06         $2.27         $2.49
    8%         6.0x         $2.92         $3.40         $3.64         $3.88
               7.0x         $4.21         $4.74         $5.01         $5.27

               5.0x         $0.90         $1.30         $1.50         $1.70
   10%         6.0x         $2.08         $2.53         $2.75         $2.97
               7.0x         $2.40         $2.86         $3.09         $3.31

 CAPITAL EXPENDITURES AT 50% OF MANAGEMENT'S PROJECTIONS

                                      COST SAVINGS (000'S)
                           ------------------------------------------------
DISCOUNT RATE                 -            $500          $750        $1,000
                           ------------------------------------------------
               5.0x         $2.69         $3.12         $3.34         $3.55
    8%         6.0x         $3.98         $4.47         $4.71         $4.95
               7.0x         $5.28         $5.81         $6.07         $6.34

               5.0x         $1.91         $2.31         $2.51         $2.71
   10%         6.0x         $3.09         $3.54         $3.76         $3.98
               7.0x         $3.36         $3.82         $4.05         $4.28

                                                             J.C. Bradford & Co.

DISCOUNTED CASH FLOW ANALYSIS

UNITED FOODS - DISCOUNTED CASH FLOW ANALYSIS
2.5% GROWTH SCENARIO - PER SHARE VALUATION

CAPITAL EXPENDITURES AT 100% OF MANAGEMENT'S PROJECTIONS

                                      COST SAVINGS (000'S)
                           ------------------------------------------------
DISCOUNT RATE                 -            $500          $750        $1,000
                           ------------------------------------------------
               5.0x         $1.16         $1.59         $1.81         $2.02
    8%         6.0x         $2.62         $3.10         $3.34         $3.59
               7.0x         $4.09         $4.62         $4.88         $5.15

               5.0x         $0.42         $0.82         $1.02         $1.22
   10%         6.0x         $1.76         $2.20         $2.43         $2.65
               7.0x         $2.20         $2.66         $2.88         $3.11

CAPITAL EXPENDITURES AT 75% OF MANAGEMENT'S PROJECTIONS

                                      COST SAVINGS (000'S)
                           ------------------------------------------------
DISCOUNT RATE                 -            $500          $750        $1,000
                           ------------------------------------------------
               5.0x         $2.22         $2.66         $2.87         $3.09
    8%         6.0x         $3.69         $4.17         $4.41         $4.65
               7.0x         $5.15         $5.68         $5.95         $6.21

               5.0x         $1.43         $1.83         $2.03         $2.24
   10%         6.0x         $2.77         $3.21         $3.44         $3.66
               7.0x         $3.16         $3.62         $3.84         $4.07

CAPITAL EXPENDITURES AT 50% OF MANAGEMENT'S PROJECTIONS

                                      COST SAVINGS (000'S)
                           ------------------------------------------------
DISCOUNT RATE                 -            $500          $750        $1,000
                           ------------------------------------------------
               5.0x         $3.29         $3.72         $3.94         $4.15
    8%         6.0x         $4.75         $5.23         $5.48         $5.72
               7.0x         $6.22         $6.75         $7.01         $7.28

               5.0x         $2.45         $2.85         $3.05         $3.25
   10%         6.0x         $3.78         $4.23         $4.45         $4.67
               7.0x         $4.12         $4.58         $4.81         $5.03

                                                             J.C. Bradford & Co.

DISCOUNTED CASH FLOW ANALYSIS

UNITED FOODS, INC.

EBITDA (1980-1999)

HISTORICAL

 1980     1981      1982      1983      1984      1985      1986     1987     1988      1989      1990      1991
 ----     ----      ----      ----      ----      ----      ----     ----     ----      ----      ----      ----
 8,965   10,851    11,764    15,698    13,341    12,776     7,142    5,487      251     9,340    19,876    14,835
           21.0%      8.4%     33.4%    (15.0%)    (4.2%)   (44.1%)  (23.2%)  (95.4%)   3621.1%   112.8%    (25.4%)

   1992      1993     1994     1995      1996      1997      1998      1999              3 YEAR   5 YEAR    10 YEAR
   ----      ----     ----     ----      ----      ----      ----      ----              ------   ------    --------
  10,918     9,018    9,291   13,621    10,276    12,531    12,127    12,936      Avg.   12,531  12,298     12,543
   (26.4%)   (17.4%)    3.0%    46.6%    (24.6%)    21.9%     (3.2%)     6.7%    CAGR       1.6%   (1.3%)     (4.7%)


SMOOTHED (3-YEAR)

  1980    1981    1982      1983      1984      1985      1986      1987     1988     1989     1990     1991
  ----    ----    ----      ----      ----      ----      ----      ----     ----     ----     ----     ----
                10,527    12,771    13,601    13,938    11,086     8,468    4,293    5,026    9,822   14,684
                            21.3%      6.5%      2.5%    (20.5%)   (23.6%)  (49.3%)   17.1%    95.4%    49.5%

  1992      1993      1994     1995      1996      1997      1998      1999               3 YEAR    5 YEAR     10 YEAR
  ----      ----      ----     ----      ----      ----      ----      ----               -------   ------    --------
15,210    11,590     9,742   10,643    11,063    12,143    11,645    12,531      Avg.      12,106    11,605    11,907
   3.6%    (23.8%)   (15.9%)    9.2%      3.9%      9.8%     (4.1%)     7.6%     CAGR         1.6%      4.2%      2.7%


 DEPRECIATION

 HISTORICAL

   1980       1981     1982     1983     1984     1985     1986     1987     1988     1989     1990     1991     1992
   ----       ----     ----     ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
  2,832      2,578    2,565    3,391    3,445    3,415    3,354    3,402    4,059    5,352    5,777    6,086    6,249
              (9.0%)   (0.5%)   32.2%     1.6%    (0.9%)   (1.8%)    1.4%    19.3%    31.9%     7.9%     5.3%     2.7%

   1993     1994     1995     1996     1997     1998     1999               3 YEAR   5 YEAR    10 YEAR
   ----     ----     ----     ----     ----     ----     ----               -------  ------    ------
  6,104    6,005    6,637    7,362    7,859    7,285    7,266       Avg.     7,470    7,282      6,663
   (2.3%)   (1.6%)   10.5%    10.9%     6.8%    (7.3%)   (0.3%)     CAGR      (3.8%)    2.3%       2.6%

 SMOOTHED (3-YEAR)

 1980    1981    1982     1983     1984     1985     1986     1987     1988     1989     1990     1991
 ----    ----    ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                2,658    2,845    3,134    3,417    3,405    3,390    3,605    4,271    5,063    5,738
                           7.0%    10.2%     9.0%    (0.4%)   (0.4%)    6.3%    18.5%    18.5%    13.3%


  1992     1993     1994     1995     1996     1997     1998     1999             3 YEAR    5 YEAR  10 YEAR
  ----     ----     ----     ----     ----     ----     ----     ----            -------    ------  --------
 6,037    6,146    6,119    6,249    6,668    7,286    7,502    7,470      Avg.   7,419     7,035     6,428
   5.2%     1.8%    (0.4%)    2.1%     6.7%     9.3%     3.0%    (0.4%)    CAGR     1.3%      4.6%      4.4%



CAP EX

HISTORICAL

   1980       1981     1982     1983      1984     1985     1986     1987      1988      1989     1990     1991     1992
   ----       ----     ----     ----      ----     ----     ----     ----      ----      ----     ----     ----     ----
  1,914      1,686    3,220   16,276     3,982    5,127    5,979   11,455    22,795     5,957    6,794    9,940    2,363
             (11.9%)   91.0%   405.5%    (75.5%)   28.8%    16.6%    91.6%     99.0%    (73.9%)   14.1%    46.3%   (76.2%)

   1993     1994     1995     1996      1997     1998     1999             3 YEAR    5 YEAR    10 YEAR
   ----     ----     ----     ----      ----     ----     ----             -------   ------    -------
  4,948    9,133    9,874   11,914       533    4,774   17,500     Avg.      7,602     8,919     7,777
  109.4%    84.6%     8.1%    20.7%    (95.5%)  795.7%   266.6%    CAGR      473.0%     15.4%     11.1%


SMOOTHED (3-YEAR)

  1980    1981    1982     1983     1984     1985     1986     1987     1988      1989      1990      1991     1992
  ----    ----    ----     ----     ----     ----     ----     ----     ----      ----      ----      ----     ----
                 2,273    7,061    7,826    8,462    5,029    7,520   13,410    13,402    11,849     7,564    6,366
                          210.6%    10.8%     8.1%   (40.6%)   49.5%    78.3%     (0.1%)   (11.6%)   (36.2%)  (15.8%)

  1993     1994     1995     1996      1997     1998     1999           3 YEAR     5 YEAR    10 YEAR
  ----     ----     ----     ----      ----     ----     ----           ------     ------    -------
 5,750    5,481    7,985   10,307     7,440    5,740    7,602    Avg.     6,928     7,815     7,608
  (9.7%)   (4.7%)   45.7%    29.1%    (27.8%   (22.8%)   32.4%   CAGR       1.1%     (1.2%)    (4.8%)

                                                             J.C. Bradford & Co.

DISCOUNTED CASH FLOW ANALYSIS
     UNITED FOODS, INC.
     CALCULATION OF WEIGHTED AVERAGE COST OF CAPITAL

                                                 (in thousands except per share)

Weighted Average Cost of Capital (WACC) = (Equity % of Capitalization)(Cost of Equity) + (Debt % of Capitalization)(Cost of Debt)

                   28.6% Equity (13.83%) + 71.4% Debt (5.58%)

                                      7.9%
                                 -------------
                                 COST OF EQUITY
         ----------------------------------------------------------


          Cost of Equity  = R(f)+ B (R(m)-R(f))

          Risk Free Rate  = R(f)

     Beta of Common Stock  = B

     Market Risk Premium  = (R(m)-R(f))

           Cost of Equity  = 4.5% + .7(*)(8.9%) + 3.5%

           Cost of Equity  =     13.8%
                              -----------

                                    DATA USED
         ----------------------------------------------------------

           Capital Asset Pricing Model                       (a)

           10 Year Treasury Yield  =                   4.49% (b)

           UFD Beta  =                                  0.7  (c)

           Common Stock Returns
           over Int.-term Gov't Bonds  =                8.9% (d)
           Micro-Cap Stock Premium                      3.5%


           Cost of Debt  =                        (1-T)(*)R(i) (e)

           Cost of Debt  =                              5.6%
                                                   --------------

             Capitalization (f)=$20,430 of Market Equity + $50,909
                          of Long Term Debt = $71,339

                           =28.6% Equity + 71.4% Debt

(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.

(b)      10 Year Treasury as of 9/30/98.

(c)      Beta estimate taken from Value Line Investment Survey.

(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1996. Includes an additional Micro-Cap Stock Premium of 3.5%.

(e)      Interest cost of 9.00%, tax adjusted at 38.0%.

(f) Assumes UFD has a targeted capital structure of 28.6% equity and 71.4% debt.

                                                             J.C. Bradford & Co.

DISCOUNTED CASH FLOW ANALYSIS

     UNITED FOODS, INC.
     CALCULATION OF WEIGHTED AVERAGE COST OF CAPITAL

                                                 (in thousands except per share)

Weighted Average Cost of Capital (WACC) = (Equity % of Capitalization)(Cost of Equity) + (Debt % of Capitalization)(Cost of Debt)

                   32.1% Equity (19.98%) + 67.9% Debt (5.58%)

                                      10.2%
                                   ------------

                                 COST OF EQUITY
                   --------------------------------------------

                       Cost of Equity   = R(f)+ B (R(m)-R(f))

                       Risk Free Rate   = R(f)

                  Beta of Common Stock   = B

                  Market Risk Premium   = (R(m)-R(f))

                        Cost of Equity   = 4.5% + 1.3(*)(8.9%) + 3.5%

                        Cost of Equity   =          20.0%
                                                  --------------

                                    DATA USED
                    ----------------------------------------------

                     Capital Asset Pricing Model                       (a)

                     10 Year Treasury Yield         =            4.49% (b)

                     UFD Beta      =                              1.3  (c)

                     Common Stock Returns
                     over Int.-term Gov't Bonds  =                8.9% (d)
                     Micro-Cap Stock Premium                      3.5%


                     Cost of Debt =                         (1-T)(*)R(i) (e)

                    Cost of Debt  =                                5.6%
                                                             -------------


            Capitalization (f)=$20,430 of Market Equity + $43,249 of
                            Long Term Debt = $63,679

                           =32.1% Equity + 67.9% Debt

(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.

(b)      10 Year Treasury as of 9/30/98.

(c)      Beta estimate taken from Value Line Investment Survey.

(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1996. Includes an additional Micro-Cap Stock Premium of 3.5%.

(e)      Interest cost of 9.00%, tax adjusted at 38.0%.

(f) Assumes UFD has a targeted capital structure of 32.1% equity and 67.9% debt.

                                                             J.C. Bradford & Co.

DISCOUNTED CASH FLOW ANALYSIS
    UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
    DISCOUNTED CASH FLOW ANALYSIS -- OPERATING CASH FLOW EBITDA
      EXIT MULTIPLE METHOD

   (Numbers in Thousands)
   (Fiscal Year Ended February)
    11/12/98  11:17 AM                                 2000             2001            2002           2003              2004
                                                       ----             ----            ----           ----              ----
 EBITDA                                              $ 12,938        $ 12,938        $ 12,938        $ 12,938        $ 12,938

 Depreciation and amortization                          7,268           7,268           7,268           7,268           7,268
 Interest expense                                       4,511           4,304           4,186           4,110           4,031
                                                     --------        --------        --------        --------        --------
   Pre-tax income                                       1,159           1,366           1,484           1,560           1,639
 Provision for income taxes                               440             519             564             593             623
                                                     ========        ========        ========        ========        ========
 Net income                                               718             847             920             967           1,016
                                                     --------        --------        --------        --------        --------
     Add: Depreciation & amortization                   7,268           7,268           7,268           7,268           7,268
     Add: After-tax interest expense                    2,797           2,668           2,595           2,548           2,499
     Less: Net additions to working capital (1)            --              --              --              --              --
     Less: Capital expenditures                        (7,268)         (7,268)         (7,268)         (7,268)         (7,268)
                                                     --------        --------        --------        --------        --------
         Operating cash flow                         $  3,515        $  3,515        $  3,515        $  3,515        $  3,515
                                                     ========        ========        ========        ========        ========
           Cash flow growth                                               0.0%            0.0%            0.0%            0.0%


EQUITY VALUATION MATRIX(2)

 DISCOUNT                YEAR 2004 EBITDA EXIT MULTIPLE
  RATE(3)        5.0X         6.0X         7.0X         8.0X
  -------        ----         ----         ----         ----
   8.0%        $ 3,815       $12,620      $21,426      $30,231
  10.0%           (754)        7,279       15,312       23,346
  12.0%         (4,869)        2,472        9,814       17,155

Average Valuation of Equity                        $    11,487
                                                   -----------

 PER SHARE EQUITY VALUATION MATRIX(2) (4)

 DISCOUNT                  YEAR 2004 EBITDA EXIT MULTIPLE
  RATE(3)           5.0X       6.0X       7.0X       8.0X
  -------           ----       ----       ----       ----
  8.0%             $0.56       $1.85      $3.15      $4.44
 10.0%             $(0.11)     $1.07      $2.25      $3.43
 12.0%             $(0.71)     $0.36      $1.44      $2.52

Average Per Share Valuation of Equity                $1.69
                                                     -------

(1)      Excluding cash and short-term debt.

(2)      Less total capital liab. (net of cash) of $54,248

(3)      Discount rates are near estimates of WACC.

(4)      Based on 6.8 million shares outstanding.

                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
PROJECTED INCOME STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended February)             HISTORICAL                            PROJECTED
                                           1999          2000         2001        2002          2003          2004
                                        ---------      --------     --------     --------     --------     --------
Revenues                                $ 211,839      $211,839     $211,839     $211,839     $211,839     $211,839
Cost of sales                             172,486       172,486      172,486      172,486      172,486      172,486
                                        ---------      --------     --------     --------     --------     --------
Gross profit                               39,353        39,353       39,353       39,353       39,353       39,353

General and administrative, net dep        10,093        10,093       10,093       10,093       10,093       10,093
Direct selling expenses                    16,322        16,322       16,322       16,322       16,322       16,322
                                        ---------      --------     --------     --------     --------     --------
Total operating expenses                   26,415        26,415       26,415       26,415       26,415       26,415

EBITDA                                     12,938        12,938       12,938       12,938       12,938       12,938

Depreciation                                7,268         7,268        7,268        7,268        7,268        7,268
                                        ---------      --------     --------     --------     --------     --------
Total depreciation & amortization           7,268         7,268        7,268        7,268        7,268        7,268

Total operating income                      5,670         5,670        5,670        5,670        5,670        5,670

Interest expense                            4,179         4,511        4,304        4,186        4,110        4,031
Interest (income)                              --            --           --           --           --           --
Minority interest expense (income)             --            --           --           --           --           --
Other expense                                  --            --           --           --           --           --
Other (income)                                 (4)           --           --           --           --           --
                                        ---------      --------     --------     --------     --------     --------
Other expenses (income)                     4,175         4,511        4,304        4,186        4,110        4,031

Pre-tax income                              1,495         1,159        1,366        1,484        1,560        1,639
Provision for income taxes                    575           440          519          564          593          623
                                        ---------      --------     --------     --------     --------     --------
Net income                              $     920      $    718     $    847     $    920     $    967     $  1,016
                                        =========      ========     ========     ========     ========     ========

                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
PROJECTED BALANCE SHEETS

(Numbers in Thousands)
(Fiscal Year Ended February)

                                         HISTORICAL                                   PROJECTED
                                           1999           2000           2001           2002           2003           2004
                                        ---------      ---------      ---------      ---------      ---------      ---------
ASSETS
Cash                                    $   3,723      $   1,281      $     100      $     100      $     100      $     100
Accounts receivable                        18,771         18,771         18,771         18,771         18,771         18,771
Inventory                                  36,217         36,217         36,217         36,217         36,217         36,217
Prepaid expenses                            3,508          3,508          3,508          3,508          3,508          3,508
Deferred income taxes                       1,238          1,238          1,238          1,238          1,238          1,238
                                        ---------      ---------      ---------      ---------      ---------      ---------
Total current assets                       63,457         61,015         59,834         59,834         59,834         59,834

Land                                       12,562         12,562         12,562         12,562         12,562         12,562
Gross plant and equip                     130,878        138,146        145,414        152,682        159,950        167,218
Accumulated depreciation                  (81,354)       (88,622)       (95,890)      (103,158)      (110,426)      (117,694)
                                        ---------      ---------      ---------      ---------      ---------      ---------
Net P,P&E                                  62,086         62,086         62,086         62,086         62,086         62,086

Fixed assets held for disposal                804            804            804            804            804            804
Notes & accounts receivable                    50             50             50             50             50             50
Deferred charges & other assets               723            723            723            723            723            723
                                        ---------      ---------      ---------      ---------      ---------      ---------
Total assets                            $ 127,120      $ 124,678      $ 123,497      $ 123,497      $ 123,497      $ 123,497
                                        =========      =========      =========      =========      =========      =========

                                         HISTORICAL                                  PROJECTED
                                           1999           2000           2001           2002           2003           2004
                                        ---------      ---------      ---------      ---------      ---------      ---------
LIABILITIES & EQUITY
Current maturities & short-term debt    $   3,160      $   2,509      $  10,781      $   1,455      $   1,584      $  25,839
Accounts payable                           10,850         10,850         10,850         10,850         10,850         10,850
Accrued liabilities                         6,911          6,911          6,911          6,911          6,911          6,911
Income taxes payable                          135            135            135            135            135            135
                                        ---------      ---------      ---------      ---------      ---------      ---------
Total current liabilities                  21,056         20,405         28,677         19,351         19,480         43,735

Long term debt
     Revolver                                  --             --            481         10,341         10,829         11,397
     Long term debt                        57,971         54,811         52,302         41,521         40,066         38,482
     Line of credit                            --             --             --             --             --             --
                                        ---------      ---------      ---------      ---------      ---------      ---------
     Total debt                            57,971         54,811         52,783         51,862         50,895         49,879
     Less current portion                  (3,160)        (2,509)       (10,781)        (1,455)        (1,584)       (25,839)
                                        ---------      ---------      ---------      ---------      ---------      ---------
     Total long-term debt                  54,811         52,302         42,002         50,407         49,311         24,040

Deferred income taxes                       4,585          4,585          4,585          4,585          4,585          4,585
                                        ---------      ---------      ---------      ---------      ---------      ---------
Total liabilities                          80,452         77,292         75,264         74,343         73,376         72,360

Common stock                                6,810          6,810          6,810          6,810          6,810          6,810
Additional paid-in-capital                  3,993          3,993          3,993          3,993          3,993          3,993
Retained earnings                          35,865         36,583         37,430         38,351         39,318         40,334
                                        ---------      ---------      ---------      ---------      ---------      ---------
Total stockholders' equity                 46,668         47,386         48,233         49,154         50,121         51,137
                                        ---------      ---------      ---------      ---------      ---------      ---------
Total liabilities & equity              $ 127,120      $ 124,678      $ 123,497      $ 123,497      $ 123,497      $ 123,497
                                        =========      =========      =========      =========      =========      =========

                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC. -- PROJECTION MODEL (0% GROWTH)
PROJECTED CASH FLOW STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended February)                                               PROJECTED
                                                      2000         2001          2002         2003         2004
                                                    -------      -------      --------      -------      -------
Cash flows from operating activities:
     Net income                                     $   718      $   847      $    920      $   967      $ 1,016
     Depreciation                                     7,268        7,268         7,268        7,268        7,268
                                                    -------      -------      --------      -------      -------
Net cash provided by operating activities             7,986        8,115         8,188        8,235        8,284

Cash flows from investing activities
     Capital expenditures (net of dispositions)      (7,268)      (7,268)       (7,268)      (7,268)      (7,268)
                                                    -------      -------      --------      -------      -------
Net cash provided by investing activities            (7,268)      (7,268)       (7,268)      (7,268)      (7,268)

Cash flows from financing activities
     Repayment of debt                               (3,160)      (2,509)      (11,262)      (2,422)      (2,600)
     Drawdown on revolver                                --          481        10,341        1,455        1,584
                                                    -------      -------      --------      -------      -------
Net cash provided by financing activities            (3,160)      (2,028)         (920)        (967)      (1,016)
                                                    -------      -------      --------      -------      -------
Net additions to cash                               $(2,442)     $(1,181)     $      0      $     0      $    --
                                                    =======      =======      ========      =======      =======

Beginning cash balance                                3,723        1,281           100          100          100
Ending cash balance                                   1,281          100           100          100          100

                                                             J.C. Bradford & Co.

PREMIUM ANALYSIS

      UNITED FOODS, INC.
      M&A PREMIUM ANALYSIS

      BASED ON ADJUSTED AVERAGE PREMIUM (1 WEEK BEFORE ANNOUNCEMENT)

                                                            IMPLIED
       CLASS           DATE       PREMIUM       PRICE      OFFER PRICE
       ---------------------------------------------------------------
        A             9/9/98       36.73%       $2.63        $3.60
        B             9/9/98       36.73%       $2.81        $3.84

       Percentage of transactions with premiums below 20% is 30.7%.

       BASED ON ADJUSTED AVERAGE PREMIUM (4 WEEKS BEFORE ANNOUNCEMENT)

                                                            IMPLIED
       CLASS          DATE         PREMIUM       PRICE     OFFER PRICE
       ---------------------------------------------------------------
        A             8/17/98       42.80%       $2.94        $4.20
        B             8/17/98       42.80%       $3.00        $4.28

        Percentage of transactions with premiums below 20% is 20.9%.

                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
08/28/96   01/03/96   Recoton Corp                    International Jensen Inc             109.1     11.00      57.14      49.15
04/30/96   01/08/96   Lockheed Martin Corp            Loral Corp                          8762.4     38.00       7.42       8.19
04/30/96   01/09/96   CompuWare Corp                  Technalysis Corp                      32.6     14.00      16.67      16.67
07/30/96   01/11/96   National Golf Properties Inc    Golf Enterprises Inc                  82.9     12.00      45.46      45.46
02/26/96   01/16/96   Multicare Cos Inc               Concord Health Group                 126.9      7.35      43.42      58.92
04/10/96   01/16/96   Depuy Inc(Corange Ltd)          Orthopedic Technology Inc             45.2     10.43      43.89      49.03
04/11/96   01/22/96   Farnell Electronics PLC         Premier Industrial Corp             2722.7     32.92      35.75      34.37
05/09/96   01/23/96   Spartech Corp                   Portage Industries Corp               15.8      6.60      78.98      78.98
07/16/96   01/24/96   First Maryland Bancorp,MD       1st Washington Bancorp Inc            81.9      8.13      51.16      44.44
03/29/96   01/24/96   Cisco Systems Inc               TGV Software Inc                      92.4     15.57      70.63      73.00
04/08/96   01/29/96   WH Brady Co                     Varitronic Systems Inc                42.5     17.50      79.49      62.79
03/04/96   01/31/96   IBM Corp                        Tivoli Systems Inc                   709.8     47.50      25.00      41.79
06/19/96   02/05/96   Bay View Capital,San Mateo,CA   CTL Credit Inc                        65.0     18.00      82.28      69.41
05/01/96   02/12/96   Honeywell Inc                   Duracraft Corp                       286.7     43.50      50.00      68.12
09/18/96   02/13/96   Jacor Communications Inc        Citicasters(American Finl Grp)       767.6     29.50      15.69      28.26
07/12/96   02/13/96   Horizon/CMS Healthcare Corp     Medical Innovations Inc               30.3      1.85      18.40       5.71
07/01/96   02/13/96   LBO Enterprises                 S-K-I Ltd                            135.3     18.00      44.00      39.81
03/20/96   02/14/96   Unilever NV                     Helene Curtis Industries Inc         737.4     70.00      30.23      71.78
05/14/96   02/15/96   Genstar Capital Partners II LP  Andros Inc                            92.6     18.00      24.14      35.85
04/29/96   02/15/96   NationsBank Corp,Charlotte,NC   LDI Corp                              28.1      4.10      21.48      49.09
05/30/96   02/16/96   Tosco Corp                      Circle K Corp                        983.0     30.81      42.47      68.82
06/13/96   02/16/96   Marriott International Inc      Forum Group Inc                      622.3     13.00       8.33      44.44
07/01/96   02/23/96   Silicon Graphics Inc            Cray Research Inc                    770.0     30.00      21.21      20.60
09/16/96   02/26/96   Maxxim Medical Inc              Sterile Concepts Inc                 140.2     20.00      60.00      55.34
06/18/96   02/26/96   HS Resources Inc                Tide West Oil Co                     201.3     15.91      44.64      51.52
07/10/96   02/29/96   TBC Corp                        Big O Tires Inc                       56.6     16.50       7.32      12.82
04/08/96   03/04/96   Lilly Industries Inc            Guardsman Products Inc               227.8     23.00      32.37      57.27
09/27/96   03/13/96   Keystone Consolidated Inds Inc  DeSoto Inc                            36.1      7.65      53.00      80.00
10/31/96   03/20/96   Mercantile Bancorp,St Louis,MO  Todays Bancorp Inc                    88.8     31.81      23.53      31.18
10/04/96   03/26/96   Camco Financial,Cambridge,OH    First Ashland Financial Corp          29.0     20.58      28.61      34.93
08/01/96   03/28/96   Koninklijke Ahold NV            Stop & Shop Cos                     2870.8     33.50      27.01      45.65
07/02/96   03/29/96   Motor Wheel Corp                Hayes Wheels International Inc       563.8     32.00      33.33      43.02


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
10/21/96   03/29/96   ISB Financial,New Iberia,LA     Jefferson Bancorp,Gretna,LA           52.0     23.00      16.46      18.71
08/07/96   03/29/96   Abbott Laboratories             MediSense Inc                        821.6     45.00      48.76      39.00
07/19/96   04/01/96   Aetna Life & Casualty Co        US Healthcare Inc                   8939.0     57.00      21.28      18.75
10/15/96   04/10/96   Toronto-Dominion Bank           Waterhouse Investor Services         526.0     38.00      19.69      65.22
06/04/96   04/22/96   El Paso Field Svcs(El Paso)     Cornerstone Natural Gas Co            96.6      6.00      29.73     100.00
07/18/96   04/22/96   Reynolds & Reynolds Co          Duplex Products Inc                   90.1     12.00      28.86      36.17
09/30/96   04/22/96   Pinnacle Banc Grp,Oak Brook,IL  Financial Security,Chicago,IL         42.6     28.50      15.15      10.15
07/10/96   04/22/96   Cisco Systems Inc               StrataCom Inc                       4833.5     57.50      59.72      79.69
06/03/96   04/22/96   K-III Communications Corp       Westcott Communications Inc          438.9     21.50      57.80      56.36
10/21/96   04/23/96   Security Banc Corp,OH           Third Financial Corp,Piqua,OH         43.9     33.41      13.74      14.22
10/01/96   04/25/96   Investor Group                  Sterling Chemicals Inc               798.4     12.00      47.69      47.69
10/14/96   04/29/96   Fidelity Financial of Ohio Inc  Circle Finl,Sharonville,Ohio          27.8     38.00      38.18      43.40
09/03/96   04/29/96   Hubco Inc,Mahwah,New Jersey     Hometown Bancorporation Inc,CT        31.9     17.75      29.09      29.09
03/27/97   04/29/96   Provident Cos                   Paul Revere Corp(Textron Inc)       1171.1     26.00       5.58       8.90
08/14/96   05/07/96   Tiger Real Estate Fund LP       Kahler Realty Corp                   222.7     17.00      13.33       9.68
10/01/96   05/10/96   HF Bancorp Inc,Hemet,CA         Palm Springs Savings Bank, CA         17.3     14.38      43.75      43.75
08/30/96   05/13/96   Getinge Industrier AB           MDT Corp                              70.3      5.50      22.22       4.76
11/15/96   05/16/96   Metrocall Inc                   A+ Network Inc                       345.1     21.10      40.67      63.88
07/23/96   05/20/96   General Electric Capital Svcs   AmeriData Technologies Inc           454.8     16.00      25.49      47.13
08/29/96   05/20/96   Finova Group Inc                Financing for Science Intl Inc        39.2      6.40       6.67      12.53
09/30/96   05/23/96   Luther Burbank Savings,CA       NHS Financial,San Rafael,CA           29.6     11.50      17.95      21.05
09/04/96   05/24/96   Joint Energy Dvlp Investments   Clinton Gas Systems Inc               38.4      6.75      14.89      31.71
07/02/96   05/24/96   Lear Corp                       Masland Corp                         413.5     26.00      18.18      30.00
01/28/97   05/29/96   Regions Finl,Birmingham,AL      Florida First Bancorp Inc,FL          40.9     11.65      19.49      33.14
10/01/96   06/06/96   Investor Group                  AT&T Capital Corp(AT&T Corp)        2128.6     45.00      38.46      42.29
12/09/96   06/06/96   Greater Bay Bancorp             Cupertino National Bancorp,CA         27.7     13.79      20.83      23.03
08/23/96   06/10/96   Vemco Acquisition Corp          Bailey Corp                           47.8      8.75       6.06      11.11
07/22/96   06/10/96   Merck-Medco Managed Care Inc    SysteMed Inc                          64.8      3.00       4.35       9.09
07/23/96   06/11/96   Forstmann Little & Co           Community Health Systems Inc        1080.0     52.00      19.89      18.86
11/07/96   06/13/96   Citizens Financial Group,RI     Farmers & Mechanics Bank,CT           52.9     32.00      62.03      62.03
11/14/96   06/14/96   Western Ohio Financial Corp     Seven Hills Financial                 11.0     19.70      19.38      19.38
09/16/96   06/20/96   Public Storage Inc              Public Storage Properties X           50.2     20.92      13.08      10.83


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
09/16/96   06/20/96   Public Storage Inc              Public Storage Properties XII         55.2     22.34      14.56      15.30
08/23/96   06/21/96   United Communications Group     Computer Petroleum Corp               12.0      3.85      46.67      71.11
12/05/96   06/24/96   Renaissance Cosmetics Inc       MEM Co Inc                            38.2      7.50      81.82      90.48
11/01/96   06/24/96   First Banks America Inc         Sunrise Bancorp,Roseville,CA          18.7      4.00      52.38      45.46
02/21/97   06/27/96   Northwest Svgs Bk,Warren,PA     Bridgeville Savings Bank              18.3     16.00      10.35       8.48
10/02/96   06/28/96   General Re Corp                 National Re Corp                     904.6     53.00      65.63      60.61
09/27/96   06/28/96   Investor Group                  Salem Corp                            46.6     25.00      23.46      11.73
09/25/96   07/01/96   Rockwell International Corp     Brooktree Corp                       261.8     15.00      64.38      16.51
03/25/97   07/01/96   Tribune Co                      Renaissance Commun Corp             1094.4     36.00      19.01      20.50
08/08/96   07/02/96   Beacon Group Energy Investment  Ambar Inc                             66.6     18.00      17.07      50.00
10/10/96   07/12/96   Astor Chemicals                 ADCO Technologies Inc                 53.8     10.25      51.85      57.69
03/01/97   07/15/96   FBOP Corp,Oak Park,Illinois     SDNB Finl Corp, San Diego,CA          25.8      8.00      16.36      18.52
08/27/97   07/19/96   Huntsman Corp                   Rexene Corp                          606.8     16.00      60.00      56.10
10/25/96   07/22/96   Cisco Systems Inc               Telebit Corp                         196.3     13.35      22.76       4.71
02/19/97   07/23/96   Capstar Broadcasting Partners   Osborn Communications Corp            89.9     15.38      50.00      38.20
01/03/97   07/29/96   First Nationwide Bank,CA        Cal Fed Bancorp,Los Angeles,CA      1287.8     23.50      32.39      31.47
11/29/96   08/02/96   General Electric Capital Corp   First Colony Corp                   1799.2     36.15      32.66      39.04
04/07/97   08/05/96   American Radio Systems Corp     EZ Communications Inc                687.3     47.30      56.36      89.20
02/14/97   08/05/96   PacifiCare Health Systems Inc   FHP International Corp              2000.1     33.27      27.37      19.10
10/03/96   08/07/96   Magna International Inc         Douglas & Lomason Co                 134.6     31.00      90.77     103.28
08/06/97   08/09/96   Houston Industries Inc          NorAm Energy Corp                   3648.8     16.12      46.52      41.69
11/25/96   08/14/96   Muenchener Rueckversicherungs   American Re Corp                    3967.8     65.00      41.69      44.04
11/07/96   08/14/96   OSI Holdings Corp               Payco American Corp                  161.9     14.00      17.90      60.00
09/26/96   08/15/96   Sears Roebuck & Co              Orchard Supply Hardware Stores       423.7     35.00      25.56      28.44
09/20/96   08/19/96   Commonwealth Aluminum Corp      CasTech Aluminum Group Inc           328.7     20.50      57.69      45.13
12/17/96   08/26/96   Conseco Inc                     American Travellers Corp             868.3     36.91      37.35      81.17
03/04/97   08/26/96   Conseco Inc                     Capitol American Financial           715.5     37.71      51.60      56.31
01/09/97   08/26/96   Columbus McKinnon Corp          Spreckels Industries Inc             259.4     24.00      24.68      29.73
11/08/96   08/28/96   Doubletree Corp                 Red Lions Hotels(Red Lion Inn)      1174.1     30.38      33.55      31.38
11/14/96   08/29/96   Cypress Group LLC               Amtrol Inc                           227.2     28.25      56.94      56.94
01/06/97   08/30/96   NationsBank Corp,Charlotte,NC   Boatmen's Bancshares,St Louis       9667.1     60.27      48.36      48.36
03/06/97   09/02/96   Potash Corp of Saskatchewan     Arcadian Corp                       1723.3     25.71      20.99      26.96


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
12/23/96   09/09/96   Revco DS Inc                    Big B Inc(Revco DS Inc)              335.4     17.25      66.27      58.62
01/03/97   09/10/96   Louisiana-Pacific Corp          GreenStone Industries Inc             29.2      5.25      52.73      58.49
03/04/97   09/11/96   American Eco Corp               Chempower Inc                         50.0      6.20      48.06      45.88
06/30/97   09/12/96   Temple-Inland Financial Svcs    California Financial Hldg,CA         146.5     30.00      31.87      31.15
03/31/97   09/16/96   Mutual Savings Bk,Milwaukee,WI  First Fed Bancshares of Eau Cl       132.7     18.85      25.67      25.67
12/06/96   09/16/96   Schnitzer Steel Industries Inc  Proler International Corp             42.5      9.00     125.00     148.28
04/03/97   09/16/96   PennFirst Bancorp,Ellwood,PA    Troy Hill Bancorp,Pennsylvania        22.4     21.15      55.23      52.43
01/27/97   09/16/96   City National Bk,Beverly Hills  Ventura County Natl Bancorp,CA        46.7      5.03      43.71      38.76
02/28/97   09/26/96   AH Belo Corp                    Providence Journal Co               1429.6     32.27      64.43      65.49
06/27/97   09/30/96   Texas Pacific Group Inc         Belden & Blake Corp                  405.7     27.00      27.81      31.71
02/28/97   09/30/96   Cullen/Frost Bankers Inc,Texas  Corpus Christi Bancshares,TX          32.4     18.84      17.75      17.75
04/25/97   10/01/96   Prestige Fragrance & Cosmetics  Cosmetic Center Inc                   32.8      7.63      45.33     103.47
12/02/96   10/07/96   Computer Associates Intl Inc    Cheyenne Software Inc               1247.6     30.50      34.81      30.48
11/22/96   10/08/96   Nash Finch Co                   Super Food Services Inc              164.2     15.50      36.26      29.17
06/03/97   10/15/96   Investor Group                  Conrail Inc                        10435.9    115.00      60.28      60.28
12/23/96   10/15/96   Berkshire Hathaway Inc          FlightSafety International          1518.1     50.00      10.80      10.80
01/27/97   10/16/96   City National Bk,Beverly Hills  Riverside Natl Bk,Riverside,CA        42.8     18.00       2.86      29.73
02/27/97   10/17/96   Investor Group                  Triad Systems Corp                   193.1      9.25      60.87      89.74
03/31/97   10/21/96   Investor Group                  Detroit & Canada Tunnel Corp          36.5     54.00      74.19      54.29
04/16/97   10/23/96   Thomas H Lee Equity Fund III    Syratech Corp                        304.4     32.00      28.00      29.29
07/01/97   10/31/96   Patriot American Hospitality    California Jockey Club/Bay           199.7     33.00      88.57     103.08
12/18/96   10/31/96   Food Lion Inc                   Kash N' Karry Food Stores Inc        347.1     26.00      33.33       6.67
02/27/97   11/04/96   JC Penney Co                    Eckerd Corp                         3298.5     35.00      28.44      29.63
03/05/97   11/04/96   Citizens Bank of Massachusetts  Grove Banks,Chesnut Hill,MA           78.7     51.00      46.76      50.00
05/19/97   11/04/96   Glendale Fed Bk,Glendale,CA     TransWorld Bancorp,California         63.2     18.25      12.31      30.36
03/14/97   11/05/96   Harbour Group Ltd               Panatech Research&Development         29.2      7.00      55.56      51.35
06/13/97   11/07/96   Shoreline Financial Corp,MI     SJS Bancorp Inc,St Joseph,MI          26.5     27.00      13.68      24.14
06/12/97   11/12/96   Investor Group                  Leslie's Poolmart                    112.8     14.50      31.82      31.82
12/17/96   11/13/96   IBM Corp                        Edmark Corp                          123.8     15.50      63.16      31.92
01/20/97   11/13/96   FCY Inc                         Medex Inc                            150.6     23.50      57.98      66.74
06/27/97   11/14/96   Vermont Financial Services,VT   Eastern Bancorp,Williston,VT          91.9     24.23       4.22      16.77
01/15/97   11/15/96   Mountasia Entertainment         Mountasia Entertainment               98.2      3.50      12.00      40.00


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
01/02/97   11/18/96   Intermet Corp                   Sudbury Inc                          155.4     12.50      25.00       9.89
05/01/97   11/22/96   ABN-AMRO Holding NV             Standard Fed Bancorp,Troy,MI        1971.1     59.00       6.79      15.40
02/28/97   11/25/96   PCA International Inc           American Studios Inc                  66.3      2.50     110.53     166.67
01/09/97   11/25/96   Applied Materials Inc           Opal Inc                             189.6     18.50      64.44     105.56
12/30/96   11/26/96   Clorox Co                       Armor All Products(McKesson)         410.1     19.09      13.97      13.97
01/16/97   11/27/96   Bell Industries Inc             Milgray Electronics Inc              100.0     14.77      16.99      20.57
04/30/97   11/29/96   CityFront Center LLC            Chicago Dock and Canal Trust         177.9     25.00      22.70      22.70
01/06/97   11/29/96   Tyco International Ltd          ElectroStar Inc                      111.0     14.00      27.27      16.67
01/30/97   12/02/96   Venator Group Inc               Eastbay Inc                          146.0     24.00      28.00      23.08
05/01/97   12/03/96   Dime Bancorp Inc,New York,NY    BFS Bankorp Inc,New York,NY           91.5     52.00      16.85      22.35
02/26/97   12/05/96   ServiceMaster LP                Barefoot Inc                         230.9     16.00      28.00      42.22
04/11/97   12/05/96   Public Storage Inc              Public Storage Properties XIV         82.4     26.00      30.82      31.65
04/11/97   12/05/96   Public Storage Inc              Public Storage Properties XV          79.1     26.00      28.40      32.48
01/10/97   12/05/96   Hadco Corp                      Zycon Corp                           211.7     18.00      46.94      94.60
02/21/97   12/11/96   Aon Corp                        Alexander & Alexander Services      1227.4     17.50       8.53       9.38
01/27/97   12/16/96   Zurn Industries Inc             Eljer Industries Inc                 175.6     24.00      84.62      90.10
01/27/97   12/16/96   Millipore Corp                  Tylan General Inc                    147.7     16.00      26.73      26.73
03/25/97   12/19/96   NIPSCO Industries Inc           IWC Resources Corp                   290.6     32.00      39.13      45.46
07/01/97   12/23/96   Mercantile Bancorp,St Louis,MO  Roosevelt Finl Group,Missouri       1187.1     24.43      32.05      26.09
04/16/97   12/24/96   American General Corp           Home Beneficial Corp                 665.1     39.00      39.29      50.00
06/09/97   12/26/96   Commerce Security Bancorp,CA    Eldorado Bancorp,Tustin,CA            91.7     23.00      14.29      12.88
05/01/97   12/27/96   US Bancorp,Portland,Oregon      Business & Professional Bk,CA         33.5     18.00      20.00      30.91
02/25/97   01/07/97   MedTrans Inc(Laidlaw Inc)       American Medical Response Inc       1011.1     40.00      23.08      36.75
02/10/97   01/07/97   DLB Oil & Gas Inc               Bonray Drilling Corp                  12.7     30.00      11.11      30.44
04/24/97   01/17/97   AMF Bowling Centers(AMF Group)  American Recreation Centers           70.7      8.50      33.33      70.00
07/08/97   01/21/97   First Maryland Bancorp,MD       Dauphin Deposit Corp,PA             1343.4     46.93      43.28      48.97
03/05/97   01/22/97   Western Atlas Inc               Norand Corp                          320.8     33.50      87.41      94.20
07/02/97   01/24/97   American Standard Inc           INCSTAR Corp(Sorin Biomedical)       106.3      6.32      53.21      68.53
07/24/97   01/27/97   EndoSonics Corp                 Cardiometrics Inc                     56.8      7.54      13.81      47.12
03/07/97   01/27/97   Honeywell Inc                   Measurex Corp                        597.0     35.00      42.13      45.83
03/10/97   02/03/97   Scotsman Industries Inc         Kysor Industrial Corp                359.2     43.00      17.01      24.64
03/31/97   02/10/97   Vencor Inc                      TheraTx Inc                          378.2     17.10      35.45      59.07


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
03/24/97   02/11/97   Johnson & Johnson               Innotech Inc                         135.6     13.75      64.18      54.93
09/17/97   02/14/97   Greenwich Air Services Inc      UNC Inc                              442.7     15.00      41.18      36.36
06/27/97   02/18/97   NGC Corp                        Destec Energy Inc                   1222.4     21.65      80.42      63.40
08/06/97   02/19/97   United Bankshares Inc,WV        First Patriot Bankshares,VA           35.4     17.00       9.68       4.62
07/07/97   02/25/97   Pacific Century Financial Corp  CU Bancorp,Encino,California         178.4     15.34      18.00      25.22
07/21/97   02/26/97   MassBank Corp,Reading,MA        Glendale Co-Operative Bank,MA          6.9     28.00      33.33      40.00
08/01/97   02/28/97   CIGNA Corp                      Healthsource Inc                    1652.7     21.75      32.82      64.15
06/27/97   03/04/97   Ultimate Electronics Inc        Audio King Corp                        6.0      2.10      68.00      68.00
08/13/97   03/06/97   Fireman's Fund Insurance Co     Crop Growers Corp                     82.1     10.25      15.49      41.38
09/02/97   03/10/97   General Electric Co             Greenwich Air Services Inc           519.2     31.00      33.33      34.78
04/15/97   03/11/97   PacifiCorp Holdings Inc         TPC Corp                             408.5     13.41      65.05      55.48
10/01/97   03/14/97   Marshall & Ilsley,Milwaukee,WI  Security Capital,Milwaukee,WI       1115.8    111.06      32.61      39.92
09/04/97   03/17/97   TCF Finl Corp,Minneapolis,MN    Standard Financial,Chicago,IL        428.0     25.81      28.25      24.76
06/17/97   03/20/97   InvestCorp                      Falcon Building Products Inc         584.5     17.75      49.47      52.69
06/12/97   03/21/97   Olicom A/S                      CrossComm Corp                        84.6      8.93      70.17      70.17
04/28/97   03/24/97   Elsevier Science                MDL Information Systems              310.7     32.00      43.82      54.22
05/07/97   03/25/97   IBP Inc (Occidental Petroleum)  Foodbrands America Inc               657.5     23.40      50.97      61.38
09/03/97   03/26/97   Hearst Broadcasting Group       Argyle Television Inc                322.2     26.50      16.48      14.60
08/01/97   03/26/97   Deposit Guaranty,Jackson,MS     CitiSave Finl,Baton Rouge,LA          20.3     20.50      50.46      46.43
10/01/97   03/31/97   Astoria Finl,Lake Success,NY    Greater NY Svgs Bk,New York,NY       318.1     25.16      56.01      62.30
06/03/97   03/31/97   Moore Corp Ltd                  Peak Technologies Group Inc          169.8     18.00      97.26      65.52
08/28/97   04/08/97   Citizens Financial Group,RI     BNH Bancshares,New Haven,CT           58.0     15.50      26.53      19.23
06/12/97   04/08/97   Jacor Communications Inc        Premiere Radio Networks Inc          208.9     18.78      19.23      19.23
06/24/97   04/09/97   Public Storage Inc              Public Storage Properties XVI         84.2     20.01       5.32       2.62
06/24/97   04/09/97   Public Storage Inc              Public Storage Ppties XVIII           78.6     19.55       7.12       2.90
06/24/97   04/09/97   Public Storage Inc              Public Storage Properties XIX         67.9     16.52       3.25       3.25
05/13/97   04/09/97   Tomkins PLC                     Stant Corp                           574.0     21.50      48.28      49.57
07/21/97   04/09/97   Procter & Gamble Co             Tambrands Inc                       2003.9     50.00      14.94      14.94
06/13/97   04/10/97   Hedstrom Corp(Hedstrom Hldgs)   ERO Inc                              203.6     11.25      16.88      30.44
06/26/97   04/10/97   Compaq Computer Corp            Microcom Inc                         267.6     16.25      91.18      35.42
11/12/97   04/14/97   Neptune Orient Lines Ltd        APL Ltd                              878.5     33.50      65.43      42.55
01/05/98   04/14/97   Patriot Amer Hosp/Wyndham Intl  Wyndham Hotel Corp                   773.1     30.53      44.52      48.93


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
06/30/97   04/15/97   Lernout & Hauspie Speech        Kurzweil Applied Intelligence         51.3      5.52      69.69      66.49
07/10/97   04/18/97   Investor Group                  LIVE Entertainment Inc                53.1      6.00       6.67      50.00
05/28/97   04/21/97   ITT Industries Inc              Goulds Pumps Inc                     922.1     37.00      57.45      60.87
06/10/97   04/21/97   Harcourt General Inc            National Education Corp              776.1     21.00      54.13      40.00
09/04/97   04/22/97   Fox Kids Worldwide Inc          International Family Ent Inc        1862.9     35.00      95.80     107.41
12/12/97   04/25/97   Peoples Bancorp,Marietta,OH     Gateway Bancorp,KY                    20.6     18.75      15.39      25.00
10/01/97   05/01/97   Area Bancshares Corp,Kentucky   Cardinal Bancshares,Kentucky          96.0     60.26      33.91      31.00
08/01/97   05/01/97   Chart Industries Inc            Cryenco Sciences Inc                  19.2      2.75      76.00      72.55
07/30/97   05/01/97   Choucroute Partners             David White Inc                        5.9     12.00      14.29      18.52
08/19/97   05/05/97   Giant Eagle Inc                 Riser Foods Inc                      468.5     42.00      29.23      26.79
06/13/97   05/05/97   Incentive AB                    Vivra Inc                           1660.5     35.62      41.77      35.70
08/15/97   05/06/97   GTE Corp                        BBN Corp                             713.8     29.00      32.57      64.54
01/05/98   05/06/97   Foundation Health Systems Inc   Physicians Health Services Inc       268.2     28.25      26.97      51.68
07/25/97   05/06/97   Riddell Sports Inc              Varsity Spirit                        91.0     18.90      28.14      23.93
06/03/98   05/07/97   Unitrin Inc                     Reliable Life Insurance Co           261.1    120.13      51.11      52.06
09/10/97   05/08/97   Nicolet Biomedical Inc          Imex Medical Systems Inc               9.3      1.35       2.76       2.76
11/04/97   05/08/97   Apollo Management LP            Living Centers of America Inc       1048.2     40.50      22.73      41.49
10/16/97   05/12/97   CTS Corp                        Dynamics Corp of America             244.6     64.08      94.17     112.70
08/14/97   05/21/97   Oxford Automotive Inc           Howell Industries Inc                 23.0     37.00      30.40      32.14
10/06/97   05/23/97   Price Communications Corp       Palmer Wireless Inc                  870.4     17.50      55.56      64.71
08/08/97   05/27/97   Columbia Natural Resources Inc  Alamco Inc                           102.8     15.75      11.50      16.67
07/03/97   05/28/97   Owens Corning                   Fibreboard Corp                      631.2     55.00      22.22      49.66
07/09/97   05/30/97   Whitehall Street Real Estate    Integrated Living Communities         79.7     11.50      21.05      50.82
10/16/97   05/30/97   Colonnade Capital LLC           National Picture and Frame Co         60.3     12.00      28.00      28.00
09/08/97   06/03/97   Humana Inc                      Physician Corp of America            405.1      7.00      12.00      23.08
07/14/97   06/05/97   Intermedia Communications Inc   DIGEX Inc                            171.6     13.00      35.95      31.65
10/14/97   06/06/97   Excel Communications Inc        Telco Communications Group Inc      1046.5     29.24      23.77      26.44
10/01/97   06/09/97   SAFECO Corp                     American States Financial Corp      3127.1     47.00      48.62      57.32
07/15/97   06/09/97   Atlas Copco North America Inc   Prime Service Inc                   1112.0     32.00      29.95      31.28
10/01/97   06/12/97   Thyssen AG                      Giddings & Lewis Inc                 703.0     21.00       9.80       0.60
08/29/97   06/16/97   United Dominion Industries Ltd  Core Industries Inc                  275.2     25.00      37.93      49.25
09/30/97   06/16/97   Investor Group                  Frederick's of Hollywood, Inc.        69.4      7.75      44.47      25.95


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
10/10/97   06/16/97   Genesis Eldercare               Multicare Cos Inc                   1249.1     28.00      13.71      34.94
07/24/97   06/17/97   Monterey Resources Inc          McFarland Energy Inc                 111.2     18.55      41.33      44.78
07/25/97   06/17/97   CCL Industries Inc              Seda Specialty Packaging Corp        182.6     29.00      36.47      52.63
08/15/97   06/19/97   Gateway 2000 Inc                Advanced Logic Research Inc          206.8     15.50      30.53      34.78
11/13/97   06/23/97   Crestar Finl Corp,Richmond,VA   American National Bancorp,MD          75.2     20.32      33.21      36.57
10/17/97   06/23/97   General Motors Acceptance(GM)   Integon Corp                         517.1     26.00      92.59      74.79
10/14/97   06/24/97   Louis Dreyfus Natural Gas       American Exploration Co              275.5     15.96      15.03      21.60
07/25/97   06/24/97   JW Childs Equity Partners LP    Jillians Entertainment Corp            4.7      0.50      77.78      45.46
09/29/97   06/24/97   Three Rivers Holding Corp       SMT Health Services Inc               75.6     11.75       2.17       8.05
10/09/97   06/30/97   Eaton Corp                      Fusion Systems Corp                  308.6     39.00       9.86      24.30
12/18/97   07/01/97   HMN Financial,Spring Valley,MN  Marshalltown Financial Corp,IA        25.9     17.51      12.97      16.73
09/23/97   07/02/97   Bunzl PLC                       American Filtrona Corp               183.5     46.52       2.24       3.38
10/28/97   07/02/97   Summa Industries Inc            Calnetics Corp                        23.4      7.35      33.64      25.11
09/26/97   07/03/97   Port Royal Holdings Inc         Krystal Co                           145.4     14.50     169.77     176.19
08/06/97   07/03/97   Raab Karcher AG(VEBA AG)        Wyle Electronics                     633.0     50.00      38.41      35.14
10/24/97   07/08/97   ING Groep NV                    Equitable of Iowa Cos               2626.4     68.00      20.35      21.70
09/23/97   07/09/97   CDSI Holding Corp               Control Data Systems Inc             273.9     20.25      30.65      35.00
10/28/97   07/14/97   Investor Group                  Katz Media Group                     371.9     11.00      69.23      93.41
09/04/97   07/15/97   Nortek Inc                      Ply-Gem Industries Inc               476.3     19.50      16.42      19.08
09/29/97   07/17/97   Lucent Technologies Inc         Octel Communications Corp           1824.8     31.00      37.40      41.31
12/02/97   07/23/97   Benihana Inc                    Rudy's Restaurant Group               18.8      5.00      70.21      72.04
09/15/97   07/24/97   Mallinckrodt Inc                Nellcor Puritan-Bennett             1858.4     28.50      43.40      57.24
02/02/98   07/28/97   Intel Corp                      Chips and Technologies Inc           422.9     17.50      32.08      68.68
10/08/97   07/28/97   Sun Healthcare Group Inc        Regency Health Services Inc          587.9     22.00      50.43      43.09
09/24/97   07/31/97   American Industrial Partners    Bucyrus International Inc            193.3     18.00      46.94      71.43
01/27/98   07/31/97   Western Bancorp,California      Santa Monica Bank                    198.2     28.00      17.59      28.74
09/26/97   08/01/97   Integrated Health Services Inc  Community Care of America Inc         94.0      4.00      18.52      88.24
12/02/97   08/07/97   SPS Technologies Inc            Magnetic Technologies Corp            16.8      5.00      25.00      33.33
12/22/97   08/08/97   USF&G Corp                      Titan Holdings Inc                   278.1     22.47      19.06      24.85
12/19/97   08/11/97   Confetti Acquisition Inc        Amscan Holdings Inc                  334.9     16.50      37.50      46.67
09/17/97   08/12/97   Steris Corp                     Isomedix Inc                         139.8     20.50      15.49      13.89
03/03/98   08/12/97   Hicks Muse Tate & Furst Inc     LIN Television Corp                 1960.6     55.00      18.75      18.01


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
09/24/97   08/14/97   MedPartners Inc                 Talbert Medical Management           189.0     63.00      18.87      36.96
12/29/97   08/14/97   Madison Dearborn Partners       Tuesday Morning Corp                 298.6     25.00      25.79      11.11
12/05/97   08/14/97   Comforce Corp                   Uniforce Services Inc                140.7     32.24      37.56      52.62
10/21/97   08/25/97   Household International Inc     ACC Consumer Finance Corp            186.9     21.39      34.75      29.64
10/03/97   08/25/97   Cambrex Corp                    BioWhittaker Inc                     130.5     11.63      38.87      47.68
12/22/97   08/26/97   Imperial Holly Corp             Savannah Foods & Industries          582.9     20.25      14.89      17.39
02/25/98   08/28/97   Wellsford Real Properties Inc   Value Property Trust                 186.6     16.17      20.90      18.68
10/10/97   08/28/97   Applied Power Inc               Versa Technologies Inc               141.9     24.63      33.11      31.33
01/09/98   09/04/97   Tyson Foods Inc                 Hudson Foods Inc                     648.4     21.23      31.63      28.64
11/26/97   09/05/97   Misys PLC                       Medic Computer Systems Inc           915.8     35.00      12.00      25.00
12/22/97   09/11/97   Pillowtex Corp                  Fieldcrest Cannon Inc                768.2     34.00       8.58      31.72
12/09/97   09/12/97   Tivoli Systems Inc(IBM Corp)    Unison Software Inc                  183.0     15.00      25.00      22.45
02/06/98   09/15/97   Star Banc Corp,Cincinnati,OH    Great Financial Corp,Kentucky        663.5     44.00      23.51      33.84
01/16/98   09/19/97   Marshall Industries             Sterling Electronics Corp            217.6     21.00      30.23      57.01
12/05/97   09/22/97   Conseco Inc                     Washington National Corp             424.0     33.25       4.11      12.24
01/22/98   09/23/97   Investor Group                  El Chico Restaurants Inc              49.2     12.75      75.86     104.00
01/12/98   09/23/97   Shell Oil(Royal Dutch Petro)    Tejas Gas Corp                      2165.6     61.50      22.39      33.70
11/24/97   09/24/97   Ligand Pharmaceuticals Inc      Allergan Ligand Retinoid              71.4     21.97      11.59       7.83
02/19/98   09/25/97   Carpenter Technology Corp       Talley Industries Inc                309.4     12.00      10.98      34.27
12/22/97   09/29/97   Wallace Computer Services Inc   Graphic Industries Inc               424.5     21.75      19.18      34.88
11/26/97   09/30/97   AHC Acquisition Corp            Arbor Health Care Co                 424.2     45.00      19.60      26.76
12/05/97   10/01/97   Land O' Lakes Inc               Alpine Lace Brands Inc                48.4      9.13      48.98      46.00
12/23/97   10/09/97   Borden Chemical Inc(Borden)     Melamine Chemicals Inc               119.7     20.50      72.63      70.83
11/19/97   10/10/97   Kennametal Inc                  Greenfield Industries Inc            957.0     38.00      26.67      44.08
11/21/97   10/15/97   FinishMaster Inc(Lacey Distn)   Thompson PBE Inc                      69.3      8.00      33.33      42.22
02/12/98   10/16/97   Hartford Financial Services     Omni Insurance Group Inc             184.7     31.75      75.78     130.91
12/29/97   10/17/97   Emerson Electric Co             Computational Systems Inc            158.6     29.65      48.25      62.47
11/19/97   10/17/97   BTR PLC                         Exide Electronics Group Inc          583.2     29.00     133.17     149.46
03/31/98   10/17/97   First Federal Savings,Iowa      GFS Bancorp Inc,Grinnell,IA           17.9     17.65       7.38      13.87
02/24/98   10/20/97   Starwood Hotels & Resorts       ITT Corp                           13748.2     85.00      98.25      95.40
03/06/98   10/20/97   Kinder Morgan Energy Partners   Santa Fe Pacific Pipeline           1473.0     54.21      33.24      38.56
01/07/98   10/21/97   Berkshire Hathaway Inc          International Dairy Queen Inc        596.9     27.00       9.09       9.37


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
02/27/98   10/23/97   Eastern Bank Corp,Lynn,MA       Emerald Isle Bancorp,Quincy,MA        76.6     33.00      28.78      33.33
02/10/98   10/27/97   National Australia Bank Ltd     HomeSide Inc                        1230.1     27.83      12.14       7.28
04/01/98   10/28/97   First Empire State Corp,NY      ONBANCorp Inc,Syracuse,NY            893.0     69.50      12.89      21.40
05/22/98   11/03/97   FirstMerit Corp                 CoBancorp Inc                        157.3     44.50      30.88      52.14
03/03/98   11/12/97   Tekni-Plex Inc                  PureTec Corp                         324.6      3.50      34.94      31.77
03/25/98   11/13/97   Investor Group                  Chartwell Leisure Inc                240.8     17.25       4.55      11.29
01/08/98   11/18/97   Cendant Corp                    Jackson Hewitt                       468.2     68.00      21.70      47.83
02/27/98   11/19/97   Texas Instruments Inc           Amati Communications Corp            459.8     20.00      44.14      13.48
01/28/98   11/21/97   TRW Inc                         BDM International Inc                888.0     29.50      43.47      38.01
01/20/98   11/21/97   Co-Steel Inc                    New Jersey Steel(Von Roll)           173.5     23.00     170.59     166.67
02/03/98   11/24/97   Davel Communications Group Inc  Communications Central Inc           102.4     10.50      25.37      12.00
01/07/98   11/24/97   Cypress Group LLC               General Host Corp                    326.2      5.50      62.96      79.59
02/25/98   11/26/97   Investor Group                  Universal Hospital Services          133.0     15.50      29.17      25.25
12/30/97   11/28/97   Lund International Holdings     Deflecta-Shield Corp                  89.8     16.00      33.33      77.78
06/02/98   12/02/97   Patriot Amer Hosp/Wyndham Intl  Interstate Hotels Co                2055.9     37.50       8.70      27.39
02/13/98   12/12/97   Voith Sulzer Paper Technology   Impact Systems Inc                    28.6      2.75      49.15      44.26
05/29/98   12/12/97   Bethlehem Steel Corp            Lukens Inc                           700.2     30.00      94.33      69.61
05/01/98   12/15/97   US Bancorp,Minneapolis,MN       Piper Jaffray Cos                    767.8     37.25      24.17      54.01
01/30/98   12/16/97   SulzerMedica(Gebrueder Sulzer)  Spine-Tech Inc                       621.1     52.00      52.94      55.81
01/23/98   12/17/97   InvaCare Corporation            Suburban Ostomy Supply Co Inc        130.8     11.75      13.25      13.25
06/17/98   12/19/97   Harsco Corp                     Chemi-Trol Chemical Co                46.1     23.00      61.40      64.29
05/20/98   12/22/97   MDC Communications Corp         Artistic Greetings Inc                33.6      5.70      47.10      52.00
04/01/98   12/23/97   Outsourcing Solutions Inc       Union Corp                           193.0     31.50      13.51      23.53
07/06/98   12/30/97   Pacific Bank NA,CA              Sterling West Bancorp,CA              12.2      7.11      35.43      23.65
07/17/98   01/05/98   Meditrust Acquisition Co        La Quinta Inns Inc                  2907.5     26.00      35.95      35.95
04/01/98   01/06/98   Oakwood Homes Corp              Schult Homes Corp                    101.4     22.50      10.43      19.21
02/19/98   01/12/98   Research Institute of America   Computer Language Research Inc       325.4     22.50      62.16      69.81
07/31/98   01/13/98   CertainTeed Corp                Bird Corp                             39.2      5.50      18.92      29.41
06/02/98   01/14/98   EastGroup Properties            Meridian Point Realty Trust           51.7      8.50      65.85      88.89
10/05/98   01/20/98   Albertson's Inc                 Buttrey Food and Drug Stores         139.2     15.50      44.19      47.62
05/27/98   01/20/98   Investor Group                  Regal Cinemas Inc                   1462.7     31.00      10.71      34.78
05/15/98   01/21/98   Microsemi Corp                  BKC Semiconductors Inc                13.3      9.17      59.48      66.73


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
06/11/98   01/26/98   Compaq Computer Corp            Digital Equipment Corp              9123.7     60.00      50.25      62.45
03/03/98   01/27/98   Sage Group PLC                  State of the Art Inc                 245.2     22.00      35.39      35.39
03/05/98   01/28/98   Kerr Group Inc                  Sun Coast Industries Inc              45.5     10.75      62.26      84.95
06/05/98   01/29/98   US Aggregates Inc               Monroc Inc                            50.3     10.77      10.46       6.37
05/21/98   01/29/98   AmeriServe Food Distn Inc       ProSource Inc(Onex Corp)             343.3     15.00     106.90     100.00
06/18/98   02/09/98   USA Waste Services Inc          American Waste Services              122.1      4.00     156.00     166.67
06/30/98   02/09/98   Banco Bilbao Vizcaya SA         PonceBank                            164.5     26.10      14.10      25.78
04/16/98   02/09/98   Fountain View(Heritage)         Summit Care Corp                     275.1     21.00      31.25      37.71
06/04/98   02/10/98   Canadian National Railway Co    Illinois Central Corp               2931.0     39.00      20.00      18.86
06/10/98   02/11/98   Sombrero Acquisition Corp       MTL Inc                              250.1     40.00      38.53      56.10
05/20/98   02/11/98   Wolters Kluwer NV               Waverly Inc                          375.6     39.00      50.73      50.73
08/17/98   02/17/98   HB Acquisition Corp             Bell Sports Corp                     165.7     10.25      13.10       8.61
05/27/98   02/17/98   Applied Graphics Technologies   Devon Group Inc                      474.4     60.08      32.03      37.91
10/15/98   02/19/98   Hollywood Park Inc              Casino Magic Corp                    344.8      2.27      32.07      32.07
04/06/98   02/24/98   Siebe PLC                       Wonderware Corp                      362.7     24.00      59.34      79.44
08/17/98   03/02/98   El Paso Natural Gas Co          DeepTech International               375.4     14.00       9.80      15.46
04/30/98   03/02/98   Sunbeam Corp                    First Alert Inc                      129.2      5.25      90.91     110.00
04/30/98   03/02/98   Sunbeam Corp                    Signature Brands USA Inc              81.7      8.25      60.98     106.25
05/20/98   03/05/98   Xerox Corp                      Intelligent Electronics Inc          341.6      7.60      19.22      34.37
07/31/98   03/06/98   Aluminum Co of America{Alcoa}   Alumax Inc                          3944.2     49.39      33.26      36.25
04/30/98   03/06/98   ASK AS                          Proxima Corp                          82.9     11.00      25.71      23.94
06/25/98   03/09/98   American Cellular Corp          PriCellular Corp                    1385.2     14.00      16.67      16.06
06/19/98   03/10/98   Communications Instruments Inc  Corcom Inc                            51.7     13.00      31.65      36.84
04/20/98   03/12/98   Great Universal Stores PLC      Metromail Corp                       837.9     34.50      28.37      30.19
07/31/98   03/13/98   Investor Group                  MedCath Inc                          227.8     19.00      10.95      34.51
07/10/98   03/16/98   Abbott Laboratories             International Murex Tech Corp        232.7     13.00      38.21      50.73
05/11/98   03/30/98   Knowledge Beginnings Inc        Children's Discovery Centers          89.1     12.25      16.67      25.64
07/21/98   04/03/98   NE Restaurant Co Inc            Bertucci's Inc                        96.5     10.50      35.48      35.48
05/19/98   04/08/98   Huntsman Packaging Corp         Blessings Corp                       269.7     21.00      18.31      34.94
05/15/98   04/09/98   Richfood Holdings Inc           Dart Group Corp                      193.3    160.00      11.89      19.40
07/29/98   04/09/98   Camelot Music Holdings          Spec's Music Inc                      26.8      3.30      65.00      65.00
06/26/98   04/10/98   CompuCom SystemsInc(Safeguard)  Dataflex Corp                         25.2      4.10       9.33      23.77


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
05/29/98   04/15/98   Siebe PLC                       Simulation Sciences Inc              146.5     10.00      16.79      11.11
07/21/98   04/17/98   Sterling Commerce Inc           XcelleNet Inc                        214.3     22.02      12.55       7.73
08/25/98   04/21/98   Investor Group                  PCA International Inc                232.5     26.50      17.78      20.46
06/24/98   04/21/98   General Electric Co PLC         Tracor Inc                          1323.5     40.00      16.79      25.00
06/29/98   04/22/98   Evans & Sutherland Computer     AccelGraphics Inc                     55.9      5.75      22.67      21.05
07/31/98   04/23/98   Piccadilly Cafeterias Inc       Morrison Restaurants Inc              46.2      5.00      73.91      81.82
08/30/98   04/27/98   Genesis Health Ventures Inc     Vitalink Pharmacy Services Inc       678.4     22.50      12.15       6.51
06/01/98   04/27/98   Lucent Technologies Inc         Yurie Systems Inc                   1044.1     35.00      17.40      49.73
07/20/98   04/28/98   Snap-On Inc                     Hein-Werner Corp                      37.5     12.60      65.25      80.00
06/10/98   05/04/98   Tropical Sportswear Intl Corp   Farah Inc                             93.6      9.00      44.00      39.81
06/29/98   05/04/98   ARCO                            Union Texas Petroleum Holdings      2741.4     29.00      46.84      36.47
09/25/98   05/05/98   Investor Group                  Allied Digital Technologies Co        69.2      5.00      14.29      37.93
08/06/98   05/06/98   Fidelity & Deposit Co of MD     Mountbatten Inc                       43.4     14.60       6.18       4.29
06/15/98   05/08/98   Agrobios(Desc SA de CV)         Authentic Specialty Foods Inc        141.9     17.00      13.33      37.37
07/14/98   05/11/98   Diamond Multimedia Systems Inc  Micronics Computers Inc               31.7      2.45      15.29      50.77
06/26/98   05/13/98   Filtronic Comtek PLC            Sage Laboratories Inc                 20.2     17.50      34.62      35.92
08/19/98   05/18/98   Dillard's Inc                   Mercantile Stores Co Inc            2943.1     80.00       9.59      15.42
09/15/98   05/20/98   GE Medical Systems              InnoServ Technologies                 13.1      4.25      32.04      41.67
10/22/98   05/20/98   Licking Rural Electrification   National Gas & Oil Co                 93.0     13.00      18.18      26.06
07/22/98   05/22/98   Gambrinus Co                    Pete's Brewing Co                     69.4      6.38      39.73      42.66
07/07/98   05/28/98   Bowne & Co Inc                  Donnelley Enterprise Solutions       105.2     21.00      61.54      83.61
08/28/98   06/01/98   US Xpress Enterprises Inc       PST Vans Inc                          83.9      7.47      35.82      10.67
07/21/98   06/12/98   Armstrong World Industries Inc  Triangle Pacific Corp               1124.3     55.50      26.50      24.02
08/31/98   06/16/98   Linsalata Capital Partners      Personnel Management Inc              34.9     16.00      23.08      23.08
09/08/98   06/17/98   Carlton Communications PLC      Nimbus CD International Inc          264.9     11.50       5.75      10.84
07/28/98   06/18/98   Lyondell Petrochemical Co       ARCO Chemical Co(ARCO)              5645.7     57.75      12.27       3.36
09/22/98   06/29/98   Key Energy Group Inc            Dawson Production Services Inc       348.8     17.50      50.54      66.67
09/21/98   07/07/98   Investor Group                  Republic Engineered Steels           417.8      7.25      68.12      45.00
09/18/98   07/14/98   Henkel KGaA                     DEP Corp                              89.7      5.25      95.35      78.72
09/02/98   07/17/98   DLJ Merchant Banking Inc        DeCrane Aircraft Holdings Inc        181.5     23.00      28.67      33.82
10/06/98   07/20/98   SPX Corp                        General Signal Corp                 2318.7     45.00      22.66      19.40
09/10/98   07/28/98   Network Associates Inc          CyberMedia Inc                       130.1      9.50      38.18     117.14


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP

UNITED FOODS, INC.
PREMIUM ANALYSIS
CASH PURCHASES ANNOUNCED SINCE 1/1/96

                                                                                                              PREMIUM    PREMIUM
                                                                                        VALUE OF    PRICE      1 WEEK    4 WEEKS
   DATE       DATE                                                                     TRANSACTION   PER      PRIOR TO  PRIOR TO
EFFECTIVE  ANNOUNCED  ACQUIROR NAME                   TARGET NAME                       ($ MIL)     SHARE    ANN. DATE  ANN. DATE
---------  ---------  ------------------------------  ------------------------------   -----------  ------   ---------  ---------
09/11/98   07/29/98   EBC Texas Acquisition Corp      E-Z Serve Corp                        43.2      0.60      20.00      20.00
10/15/98   07/30/98   Hercules Inc                    BetzDearborn Inc                    3090.3     72.00      94.60      73.49
11/13/98   09/23/98   USFreightways Corp              Golden Eagle Group Inc                30.2      4.45     184.80     223.64
11/30/98   10/21/98   Union Planters Bk Nat Assoc     Capital Factors Holdings Inc          22.2     17.50       8.95       2.94


                                                                                                    ----------------------------
                                                                                                    Median       31.64     36.42
                                                                                                    Average      37.02     43.16
                                                                                                    Adj. Avg.    36.73     42.80
                                                                                                    ----------------------------

                                                                                                    Below 20%     119        81
                                                                                                    % Below 20%  30.7%     20.9%

STOCK PRICE ANALYSIS


                               UNITED FOODS, INC.
             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 12/31/97


                          UNITED FOODS, INC. - CLASS A


                                     [GRAPH]


                          UNITED FOODS, INC. - CLASS B


                                     [GRAPH]


                                        45                   J.C. Bradford & Co.

STOCK PRICE ANALYSIS


                             UNITED FOODS - CLASS A
            SHARES TRADED AT VARIOUS PRICES FROM 12/18/97 TO 12/18/98

                                                                                          CUMULATIVE
                                                                      -----------------------------------------------
                       DAYS     % OF TOTAL               % OF TOTAL      DAYS      % OF TOTAL              % OF TOTAL
   TRADING          DAILY AVG.     DAYS       TRADING     TRADING     DAILY AVG.      DAYS       TRADING    TRADING
   RANGE (1)         IN RANGE     TRADED      VOLUME       VOLUME      IN RANGE      TRADED      VOLUME      VOLUME
------------------  ----------  ----------    -------    ----------   ----------   ----------    -------   ----------
        < $2.30          0         0.0%           --        0.0%           0           0.0%           --       0.0%
  $2.30 - $2.45         11         4.2%       18,800        3.7%          11           4.2%       18,800       3.7%
  $2.45 - $2.60         30        11.5%       55,300       10.9%          41          15.6%       74,100      14.6%
  $2.60 - $2.75         48        18.3%       73,700       14.5%          89          34.0%      147,800      29.0%
  $2.75 - $2.90         35        13.4%       88,200       17.3%         124          47.3%      236,000      46.4%
  $2.90 - $3.05         16         6.1%       21,700        4.3%         140          53.4%      257,700      50.6%
  $3.05 - $3.20         24         9.2%       32,700        6.4%         164          62.6%      290,400      57.1%
  $3.20 - $3.35         43        16.4%       62,800       12.3%         207          79.0%      353,200      69.4%
  $3.35 - $3.50         33        12.6%       55,400       10.9%         240          91.6%      408,600      80.3%
  $3.50 - $3.65         12         4.6%       30,200        5.9%         252          96.2%      438,800      86.2%
  $3.65 - $3.80         8          3.1%       33,900        6.7%         260          99.2%      472,700      92.9%
  $3.80 - $3.95         2          0.8%       36,200        7.1%         262         100.0%      508,900     100.0%
        > $3.95         0          0.0%           --        0.0%         262         100.0%      508,900     100.0%

TOTAL:                262        100.0%      508,900     100.0%


                                    [GRAPH]
(1)  Price ranges include low range price and exclude high range price.

(2) The average daily trading volume has been 1,942 shares or $5,985.83 and the average daily close has been $3.01.


                                        46                   J.C. Bradford & Co.

STOCK PRICE ANALYSIS


                             UNITED FOODS - CLASS B
            SHARES TRADED AT VARIOUS PRICES FROM 12/18/97 TO 12/18/98

                                                                                          CUMULATIVE
                                                                        ----------------------------------------------
                        DAYS     % OF TOTAL                % OF TOTAL      DAYS     % OF TOTAL              % OF TOTAL
   TRADING           DAILY AVG.     DAYS       TRADING      TRADING     DAILY AVG.     DAYS       TRADING     TRADING
   RANGE (1)          IN RANGE     TRADED       VOLUME       VOLUME      IN RANGE     TRADED      VOLUME       VOLUME
-------------------  ----------  ----------    -------     ----------   ----------  ----------    -------   ----------
        < $2.30           0         0.0%            --         0.0%          0          0.0%           --        0.0%
  $2.30 - $2.45           6         2.4%        12,600         5.1%          6          2.4%       12,600        5.1%
  $2.45 - $2.60           9         3.6%         5,600         2.2%         15          5.9%       18,200        7.3%
  $2.60 - $2.75          37        14.6%        44,900        18.0%         52         20.6%       63,100       25.3%
  $2.75 - $2.90          45        17.8%        22,600         9.1%         97         38.3%       85,700       34.3%
  $2.90 - $3.05          31        12.3%        25,800        10.3%        128         50.6%      111,500       44.7%
  $3.05 - $3.20          26        10.3%        28,600        11.5%        154         60.9%      140,100       56.2%
  $3.20 - $3.35          16         6.3%        27,000        10.8%        170         67.2%      167,100       67.0%
  $3.35 - $3.50          49        19.4%        44,300        17.8%        219         86.6%      211,400       84.7%
  $3.50 - $3.65          27        10.7%        28,000        11.2%        246         97.2%      239,400       96.0%
  $3.65 - $3.80           7         2.8%        10,100         4.0%        253        100.0%      249,500      100.0%
        > $3.80           0         0.0%            --         0.0%        253        100.0%      249,500      100.0%

TOTAL:                  253       100.0%       249,500      100.0%

[BAR CHART]

(1)  Price ranges include low range price and exclude high range price.

(2) The average daily trading volume has been 986 shares or $3,062.19 and the average daily close has been $3.10.


                                        47                   J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     18-Dec-98         200          $ 2.56      $ 2.56      $ 2.56
     17-Dec-98          0             2.75        2.50        2.63
     16-Dec-98          0             2.81        2.44        2.63
     15-Dec-98          0             2.75        2.50        2.63
     14-Dec-98          0             2.81        2.50        2.66
     11-Dec-98        1,000           2.63        2.63        2.63
     10-Dec-98         600            2.69        2.69        2.69
     09-Dec-98         400            2.69        2.69        2.69
     08-Dec-98          0             3.00        2.50        2.75
     07-Dec-98         300            2.69        2.69        2.69
     04-Dec-98          0             2.88        2.50        2.69
     03-Dec-98         400            2.69        2.69        2.69
     02-Dec-98         300            2.75        2.75        2.75
     01-Dec-98          0             2.94        2.63        2.78
     30-Nov-98        7,500           2.81        2.50        2.81
     27-Nov-98          0             2.94        2.25        2.59
     25-Nov-98        10,300          2.63        2.63        2.63
     24-Nov-98        10,800          2.50        2.38        2.38
     23-Nov-98         200            2.63        2.63        2.63
     20-Nov-98          0             2.75        2.44        2.59
     19-Nov-98        9,000           2.63        2.63        2.63
     18-Nov-98        3,500           2.63        2.63        2.63
     17-Nov-98         500            2.69        2.63        2.63
     16-Nov-98        1,200           2.69        2.69        2.69
     13-Nov-98          0             2.94        2.63        2.78
     12-Nov-98          0             2.94        2.69        2.81
     11-Nov-98        2,300           2.81        2.81        2.81
     10-Nov-98          0             2.94        2.69        2.81
     09-Nov-98          0             3.00        2.69        2.84
     06-Nov-98          0             2.94        2.63        2.78
     05-Nov-98         500            2.81        2.81        2.81


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     04-Nov-98          0             3.00        2.50        2.75
     03-Nov-98          0             3.00        2.75        2.88
     02-Nov-98          0             3.06        2.75        2.91
     30-Oct-98        6,000           2.94        2.75        2.94
     29-Oct-98          0             3.00        2.69        2.84
     28-Oct-98          0             3.00        2.69        2.84
     27-Oct-98        5,900           2.88        2.81        2.88
     26-Oct-98        1,000           2.69        2.69        2.69
     23-Oct-98          0             2.81        2.56        2.69
     22-Oct-98          0             2.88        2.56        2.72
     21-Oct-98          0             2.88        2.63        2.75
     20-Oct-98          0             2.94        2.56        2.75
     19-Oct-98         200            2.69        2.69        2.69
     16-Oct-98          0             2.81        2.56        2.69
     15-Oct-98        1,000           2.75        2.69        2.69
     14-Oct-98          0             3.00        2.63        2.81
     13-Oct-98          0             2.94        2.63        2.78
     12-Oct-98          0             2.94        2.69        2.81
     09-Oct-98          0             3.00        2.69        2.84
     08-Oct-98          0             2.88        2.56        2.72
     07-Oct-98        1,400           2.88        2.88        2.88
     06-Oct-98         700            2.88        2.88        2.88
     05-Oct-98          0             3.06        2.81        2.94
     02-Oct-98         300            2.81        2.81        2.81
     01-Oct-98          0             3.06        2.63        2.84
     30-Sep-98        2,000           2.94        2.94        2.94
     29-Sep-98         200            2.88        2.88        2.88
     28-Sep-98          0             2.94        2.56        2.75
     25-Sep-98         500            2.81        2.81        2.81
     24-Sep-98          0             2.94        2.56        2.75
     23-Sep-98          0             2.81        2.56        2.69


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     22-Sep-98         500            2.63        2.63        2.63
     21-Sep-98          0             2.81        2.56        2.69
     18-Sep-98          0             2.88        2.56        2.72
     17-Sep-98        6,000           2.63        2.38        2.63
     16-Sep-98         100            2.38        2.38        2.38
     15-Sep-98          0             2.50        2.31        2.41
     14-Sep-98        5,000           2.44        2.44        2.44
     11-Sep-98        1,600           2.63        2.38        2.44
     10-Sep-98        2,400           2.50        2.50        2.50
     09-Sep-98          0             2.81        2.44        2.63
     08-Sep-98          0             2.94        2.56        2.75
     04-Sep-98          0             2.75        2.44        2.59
     03-Sep-98          0             2.88        2.56        2.72
     02-Sep-98         800            2.63        2.63        2.63
     01-Sep-98         800            2.81        2.75        2.75
     31-Aug-98        6,700           2.88        2.50        2.88
     28-Aug-98          0             2.69        2.44        2.56
     27-Aug-98        4,000           2.63        2.56        2.63
     26-Aug-98        5,000           2.75        2.75        2.75
     25-Aug-98        5,400           2.81        2.75        2.81
     24-Aug-98          0             2.94        2.75        2.84
     21-Aug-98          0             2.88        2.69        2.78
     20-Aug-98        2,000           2.81        2.81        2.81
     19-Aug-98         300            2.94        2.88        2.88
     18-Aug-98         100            2.94        2.94        2.94
     17-Aug-98        8,000           2.94        2.94        2.94
     14-Aug-98          0             3.13        2.88        3.00
     13-Aug-98          0             3.13        2.88        3.00
     12-Aug-98         300            3.00        3.00        3.00
     11-Aug-98        1,200           3.25        2.94        2.94
     10-Aug-98          0             3.25        2.94        3.09


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     07-Aug-98          0             3.19        2.63        2.91
     06-Aug-98          0             3.25        2.75        3.00
     05-Aug-98         600            3.25        3.06        3.06
     04-Aug-98          0             3.38        2.88        3.13
     03-Aug-98        1,800           3.38        3.25        3.25
     31-Jul-98        9,900           3.38        3.00        3.38
     30-Jul-98          0             3.31        3.13        3.22
     29-Jul-98         200            3.19        3.19        3.19
     28-Jul-98          0             3.25        3.06        3.16
     27-Jul-98          0             3.38        3.06        3.22
     24-Jul-98          0             3.38        3.06        3.22
     23-Jul-98          0             3.25        2.88        3.06
     22-Jul-98        2,100           3.25        3.25        3.25
     21-Jul-98          0             3.38        3.06        3.22
     20-Jul-98          0             3.38        2.88        3.13
     17-Jul-98          0             3.38        3.13        3.25
     16-Jul-98          0             3.38        3.06        3.22
     15-Jul-98          0             3.38        3.06        3.22
     14-Jul-98          0             3.31        3.13        3.22
     13-Jul-98          0             3.38        3.13        3.25
     10-Jul-98          0             3.31        2.88        3.09
     09-Jul-98          0             3.38        3.13        3.25
     08-Jul-98          0             3.38        3.13        3.25
     07-Jul-98        1,000           3.19        3.19        3.19
     06-Jul-98        1,600           3.25        3.19        3.19
     02-Jul-98          0             3.50        3.19        3.34
     01-Jul-98         400            3.38        3.38        3.38
     30-Jun-98        7,000           3.44        3.38        3.38
     29-Jun-98          0             3.44        3.06        3.25
     26-Jun-98          0             3.50        2.88        3.19
     25-Jun-98        1,000           3.25        3.25        3.25


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     24-Jun-98          0             3.56        3.06        3.31
     23-Jun-98         200            3.25        3.25        3.25
     22-Jun-98        5,000           3.31        3.31        3.31
     19-Jun-98          0             3.38        3.19        3.28
     18-Jun-98         600            3.19        3.19        3.19
     17-Jun-98          0             3.38        3.13        3.25
     16-Jun-98        5,200           3.31        3.19        3.19
     15-Jun-98         100            3.31        3.31        3.31
     12-Jun-98          0             3.56        3.25        3.41
     11-Jun-98        2,200           3.38        3.31        3.31
     10-Jun-98         100            3.31        3.31        3.31
     09-Jun-98         600            3.38        3.38        3.38
     08-Jun-98          0             3.69        3.19        3.44
     05-Jun-98         500            3.50        3.50        3.50
     04-Jun-98          0             3.69        3.44        3.56
     03-Jun-98          0             3.69        3.44        3.56
     02-Jun-98          0             3.69        3.44        3.56
     01-Jun-98          0             3.63        3.25        3.44
     29-May-98        15,300          3.63        3.44        3.63
     28-May-98        1,100           3.50        3.31        3.50
     27-May-98          0             3.50        3.19        3.34
     26-May-98        3,200           3.38        3.38        3.38
     22-May-98          0             3.44        3.19        3.31
     21-May-98          0             3.63        3.13        3.38
     20-May-98          0             3.56        3.19        3.38
     19-May-98        7,300           3.25        3.25        3.25
     18-May-98        3,700           3.31        3.31        3.31
     15-May-98         200            3.38        3.38        3.38
     14-May-98          0             3.50        3.25        3.38
     13-May-98         200            3.31        3.31        3.31
     12-May-98        1,000           3.38        3.38        3.38


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     11-May-98          0             3.56        3.25        3.41
     08-May-98         900            3.38        3.38        3.38
     07-May-98          0             3.63        3.38        3.50
     06-May-98         400            3.44        3.44        3.44
     05-May-98         500            3.50        3.50        3.50
     04-May-98        2,300           3.88        3.63        3.75
     01-May-98        29,700          3.94        3.81        3.81
     30-Apr-98        5,200           3.56        3.06        3.56
     29-Apr-98          0             3.25        2.94        3.09
     28-Apr-98        5,000           3.13        3.00        3.13
     27-Apr-98         100            2.88        2.88        2.88
     24-Apr-98          0             3.00        2.69        2.84
     23-Apr-98        1,000           2.88        2.88        2.88
     22-Apr-98        7,400           3.00        2.75        3.00
     21-Apr-98        16,700          2.69        2.50        2.63
     20-Apr-98        4,100           2.75        2.69        2.75
     17-Apr-98        41,300          3.00        2.69        2.69
     16-Apr-98        1,000           3.06        3.06        3.06
     15-Apr-98        11,000          3.13        3.06        3.06
     14-Apr-98        10,700          3.50        3.06        3.38
     13-Apr-98        2,500           3.00        3.00        3.00
     09-Apr-98         500            3.06        3.00        3.00
     08-Apr-98          0             3.31        2.88        3.09
     07-Apr-98         700            3.13        3.13        3.13
     06-Apr-98          0             3.44        2.94        3.19
     03-Apr-98          0             3.56        3.06        3.31
     02-Apr-98        3,600           3.38        3.25        3.25
     01-Apr-98          0             3.69        3.31        3.50
     31-Mar-98        9,400           3.50        3.00        3.50
     30-Mar-98        4,000           3.06        2.94        2.94
     27-Mar-98         700            3.19        3.19        3.19


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     26-Mar-98          0             3.31        2.94        3.13
     25-Mar-98         800            3.19        3.19        3.19
     24-Mar-98         200            3.31        3.31        3.31
     23-Mar-98        1,100           3.38        3.38        3.38
     20-Mar-98          0             3.50        2.88        3.19
     19-Mar-98          0             3.50        3.13        3.31
     18-Mar-98        1,900           3.31        3.19        3.31
     17-Mar-98          0             3.50        3.13        3.31
     16-Mar-98          0             3.50        3.25        3.38
     13-Mar-98        1,300           3.31        3.31        3.31
     12-Mar-98          0             3.56        3.19        3.38
     11-Mar-98        1,000           3.50        3.38        3.38
     10-Mar-98          0             3.69        3.38        3.53
     09-Mar-98         400            3.50        3.50        3.50
     06-Mar-98        2,500           3.63        3.63        3.63
     05-Mar-98        3,700           3.63        3.50        3.50
     04-Mar-98         600            3.50        3.50        3.50
     03-Mar-98          0             3.81        3.50        3.66
     02-Mar-98        1,000           3.56        3.56        3.56
     27-Feb-98        10,300          3.69        3.25        3.63
     26-Feb-98         300            3.38        3.38        3.38
     25-Feb-98         800            3.44        3.44        3.44
     24-Feb-98          0             3.56        3.31        3.44
     23-Feb-98         600            3.50        3.44        3.44
     20-Feb-98          0             3.63        3.13        3.38
     19-Feb-98        7,500           3.63        3.50        3.50
     18-Feb-98        2,200           3.75        3.75        3.75
     17-Feb-98          0             3.75        3.44        3.59
     13-Feb-98         200            3.63        3.63        3.63
     12-Feb-98        1,000           3.75        3.75        3.75
     11-Feb-98        2,200           3.75        3.63        3.63


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     10-Feb-98        6,500           4.00        3.75        3.75
     09-Feb-98        3,100           3.88        3.63        3.88
     06-Feb-98        3,000           3.88        3.63        3.63
     05-Feb-98        20,100          3.88        3.56        3.88
     04-Feb-98        24,500          3.75        3.00        3.75
     03-Feb-98        4,000           3.00        2.94        2.94
     02-Feb-98          0             3.00        2.69        2.84
     30-Jan-98        12,400          2.88        2.75        2.88
     29-Jan-98        6,200           2.63        2.50        2.63
     28-Jan-98          0             2.75        2.44        2.59
     27-Jan-98        10,000          2.63        2.63        2.63
     26-Jan-98         300            2.50        2.50        2.50
     23-Jan-98         200            2.63        2.63        2.63
     22-Jan-98          0             2.81        2.44        2.63
     21-Jan-98        1,800           2.63        2.50        2.50
     20-Jan-98          0             2.69        2.38        2.53
     16-Jan-98         300            2.56        2.56        2.56
     15-Jan-98        9,300           2.63        2.50        2.50
     14-Jan-98          0             2.69        2.31        2.50
     13-Jan-98          0             2.56        2.31        2.44
     12-Jan-98          0             2.69        2.31        2.50
     09-Jan-98         700            2.50        2.44        2.44
     08-Jan-98          0             2.69        2.44        2.56
     07-Jan-98          0             2.69        2.31        2.50
     06-Jan-98        5,600           2.63        2.63        2.63
     05-Jan-98        3,400           2.75        2.63        2.63
     02-Jan-98          0             2.75        2.44        2.59
     31-Dec-97        5,600           2.75        2.38        2.63
     30-Dec-97         200            2.38        2.38        2.38
     29-Dec-97        1,000           2.38        2.38        2.38
     26-Dec-97          0             2.69        2.31        2.50


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     24-Dec-97        1,700           2.38        2.38        2.38
     23-Dec-97         200            2.50        2.50        2.50
     22-Dec-97          0             2.56        2.31        2.44
     19-Dec-97          0             2.63        2.25        2.44
     18-Dec-97          0             2.63        2.31        2.47
     17-Dec-97         700            2.50        2.50        2.50
     16-Dec-97          0             2.56        2.19        2.38
     15-Dec-97        4,000           2.38        2.38        2.38
     12-Dec-97          0             2.56        2.25        2.41
     11-Dec-97        1,300           2.44        2.44        2.44
     10-Dec-97          0             2.50        2.31        2.41
     09-Dec-97          0             2.50        2.31        2.41
     08-Dec-97        2,000           2.44        2.44        2.44
     05-Dec-97          0             2.69        2.31        2.50
     04-Dec-97          0             2.69        2.31        2.50
     03-Dec-97          0             2.75        2.44        2.59
     02-Dec-97         400            2.50        2.50        2.50
     01-Dec-97          0             2.75        2.44        2.59
     28-Nov-97        6,700           2.63        2.38        2.63
     26-Nov-97          0             2.69        2.38        2.53
     25-Nov-97          0             2.81        2.38        2.59
     24-Nov-97          0             2.69        2.38        2.53
     21-Nov-97          0             2.69        2.38        2.53
     20-Nov-97          0             2.81        2.31        2.56
     19-Nov-97          0             2.75        2.31        2.53
     18-Nov-97          0             2.69        2.38        2.53
     17-Nov-97         200            2.44        2.44        2.44
     14-Nov-97          0             2.69        2.31        2.50
     13-Nov-97          0             2.56        2.31        2.44
     12-Nov-97          0             2.63        2.25        2.44
     11-Nov-97        2,000           2.50        2.38        2.50


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     10-Nov-97         100            2.25        2.25        2.25
     07-Nov-97          0             2.44        2.06        2.25
     06-Nov-97        1,300           2.25        2.25        2.25
     05-Nov-97        2,000           2.38        2.38        2.38
     04-Nov-97         800            2.50        2.50        2.50
     03-Nov-97          0             2.75        2.44        2.59
     31-Oct-97        5,500           2.63        2.44        2.63
     30-Oct-97        6,000           2.50        2.50        2.50
     29-Oct-97          0             2.50        2.25        2.38
     28-Oct-97        1,500           2.50        2.50        2.50
     27-Oct-97          0             2.63        2.25        2.44
     24-Oct-97         200            2.50        2.50        2.50
     23-Oct-97          0             2.81        2.38        2.59
     22-Oct-97        2,900           2.50        2.44        2.50
     21-Oct-97          0             2.63        2.50        2.56
     20-Oct-97          0             2.69        2.44        2.56
     17-Oct-97          0             2.63        2.50        2.56
     16-Oct-97         800            2.50        2.50        2.50
     15-Oct-97         200            2.50        2.50        2.50
     14-Oct-97          0             2.69        2.50        2.59
     13-Oct-97         200            2.50        2.50        2.50
     10-Oct-97          0             2.75        2.50        2.63
     09-Oct-97          0             2.75        2.50        2.63
     08-Oct-97        1,000           2.56        2.56        2.56
     07-Oct-97          0             2.75        2.56        2.66
     06-Oct-97          0             2.75        2.50        2.63
     03-Oct-97          0             2.75        2.56        2.66
     02-Oct-97         300            2.63        2.63        2.63
     01-Oct-97          0             2.81        2.44        2.63
     30-Sep-97        8,700           2.75        2.50        2.75
     29-Sep-97          0             2.69        2.50        2.59


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     26-Sep-97          0             2.75        2.56        2.66
     25-Sep-97        1,300           2.63        2.50        2.63
     24-Sep-97          0             2.75        2.56        2.66
     23-Sep-97         600            2.75        2.56        2.75
     22-Sep-97        1,300           2.63        2.63        2.63
     19-Sep-97          0             2.69        2.31        2.50
     18-Sep-97         200            2.50        2.50        2.50
     17-Sep-97        14,500          2.75        2.63        2.63
     16-Sep-97         600            2.75        2.75        2.75
     15-Sep-97          0             2.81        2.56        2.69
     12-Sep-97        2,500           2.69        2.63        2.63
     11-Sep-97          0             2.69        2.25        2.47
     10-Sep-97          0             2.63        2.38        2.50
     09-Sep-97         400            2.44        2.44        2.44
     08-Sep-97        13,700          2.56        2.50        2.56
     05-Sep-97         600            2.38        2.38        2.38
     04-Sep-97        1,000           2.50        2.50        2.50
     03-Sep-97          0             2.75        2.44        2.59
     02-Sep-97          0             2.81        2.50        2.66
     29-Aug-97        7,600           2.63        2.50        2.56
     28-Aug-97         600            2.56        2.44        2.56
     27-Aug-97        20,700          2.50        2.50        2.50
     26-Aug-97         300            2.44        2.44        2.44
     25-Aug-97        1,000           2.50        2.50        2.50
     22-Aug-97          0             2.50        2.31        2.41
     21-Aug-97        1,000           2.38        2.38        2.38
     20-Aug-97          0             2.56        2.38        2.47
     19-Aug-97          0             2.56        2.38        2.47
     18-Aug-97         300            2.50        2.50        2.50
     15-Aug-97        2,000           2.56        2.56        2.56
     14-Aug-97          0             2.75        2.56        2.66


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     13-Aug-97          0             2.81        2.56        2.69
     12-Aug-97         300            2.63        2.63        2.63
     11-Aug-97          0             2.75        2.56        2.66
     08-Aug-97          0             2.75        2.56        2.66
     07-Aug-97        2,700           2.63        2.63        2.63
     06-Aug-97        3,300           2.75        2.63        2.75
     05-Aug-97          0             3.00        2.63        2.81
     04-Aug-97          0             2.88        2.63        2.75
     01-Aug-97          0             2.88        2.56        2.72
     31-Jul-97          0             2.88        2.63        2.75
     30-Jul-97          0             2.88        2.50        2.69
     29-Jul-97        1,500           2.75        2.63        2.75
     28-Jul-97         700            2.81        2.81        2.81
     25-Jul-97        1,300           2.88        2.81        2.81
     24-Jul-97        8,400           2.94        2.81        2.94
     23-Jul-97        15,100          2.94        2.13        2.81
     22-Jul-97         200            2.19        2.19        2.19
     21-Jul-97          0             2.38        2.13        2.25
     18-Jul-97         500            2.19        2.19        2.19
     17-Jul-97          0             2.44        2.00        2.22
     16-Jul-97          0             2.38        2.13        2.25
     15-Jul-97        2,700           2.25        2.25        2.25
     14-Jul-97         400            2.38        2.25        2.25
     11-Jul-97          0             2.50        2.13        2.31
     10-Jul-97          0             2.50        2.13        2.31
     09-Jul-97        5,600           2.25        2.13        2.25
     08-Jul-97          0             2.44        2.00        2.22
     07-Jul-97         500            2.38        2.31        2.31
     03-Jul-97          0             2.50        2.13        2.31
     02-Jul-97        10,700          2.44        2.38        2.38
     01-Jul-97          0             2.44        2.31        2.38


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     30-Jun-97        1,300           2.38        2.38        2.38
     27-Jun-97          0             2.44        2.06        2.25
     26-Jun-97          0             2.56        2.31        2.44
     25-Jun-97        4,400           2.31        2.31        2.31
     24-Jun-97          0             2.38        2.31        2.34
     23-Jun-97         100            2.31        2.31        2.31
     20-Jun-97         200            2.38        2.38        2.38
     19-Jun-97        2,200           2.44        2.44        2.44
     18-Jun-97         100            2.19        2.19        2.19
     17-Jun-97          0             2.38        2.13        2.25
     16-Jun-97         200            2.25        2.25        2.25
     13-Jun-97        1,700           2.25        2.25        2.25
     12-Jun-97          0             2.50        2.13        2.31
     11-Jun-97         200            2.13        2.13        2.13
     10-Jun-97          0             2.38        2.13        2.25
     09-Jun-97          0             2.38        2.13        2.25
     06-Jun-97        8,400           2.13        2.13        2.13
     05-Jun-97          0             2.38        2.13        2.25
     04-Jun-97        10,100          2.19        2.19        2.19
     03-Jun-97        13,700          2.13        2.06        2.13
     02-Jun-97        11,100          2.13        2.00        2.13
     30-May-97         200            2.06        2.06        2.06
     29-May-97        7,600           2.13        2.13        2.13
     28-May-97          0             2.13        1.88        2.00
     27-May-97        4,100           2.06        2.06        2.06
     23-May-97        3,300           2.06        2.06        2.06
     22-May-97        5,000           2.06        2.06        2.06
     21-May-97        14,500          2.13        2.06        2.06
     20-May-97        42,400          2.06        2.00        2.06
     19-May-97        2,400           1.75        1.63        1.75
     16-May-97         700            1.63        1.56        1.63


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     15-May-97         100            1.56        1.56        1.56
     14-May-97          0             1.69        1.56        1.63
     13-May-97        4,000           1.56        1.56        1.56
     12-May-97         400            1.56        1.56        1.56
     09-May-97         600            1.63        1.63        1.63
     08-May-97         400            1.56        1.56        1.56
     07-May-97        1,000           1.63        1.63        1.63
     06-May-97          0             1.75        1.38        1.56
     05-May-97         100            1.63        1.63        1.63
     02-May-97          0             1.81        1.38        1.59
     01-May-97        5,000           1.75        1.63        1.63
     30-Apr-97        8,500           1.69        1.50        1.69
     29-Apr-97          0             1.69        1.50        1.59
     28-Apr-97        2,000           1.56        1.56        1.56
     25-Apr-97        5,000           1.69        1.56        1.56
     24-Apr-97         500            1.56        1.56        1.56
     23-Apr-97        3,000           1.69        1.69        1.69
     22-Apr-97          0             1.69        1.50        1.59
     21-Apr-97        5,800           1.63        1.56        1.63
     18-Apr-97        1,200           1.63        1.63        1.63
     17-Apr-97        3,000           1.63        1.63        1.63
     16-Apr-97        3,000           1.63        1.63        1.63
     15-Apr-97          0             1.69        1.50        1.59
     14-Apr-97        12,600          1.56        1.44        1.50
     11-Apr-97        24,200          1.63        1.50        1.50
     10-Apr-97          0             1.81        1.63        1.72
     09-Apr-97          0             1.81        1.63        1.72
     08-Apr-97         200            1.69        1.69        1.69
     07-Apr-97         800            1.69        1.69        1.69
     04-Apr-97         300            1.69        1.69        1.69
     03-Apr-97        8,900           1.81        1.69        1.69


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     02-Apr-97        2,200           1.81        1.69        1.81
     01-Apr-97          0             1.81        1.56        1.69
     31-Mar-97        3,500           1.81        1.63        1.81
     27-Mar-97          0             1.75        1.63        1.69
     26-Mar-97          0             1.75        1.56        1.66
     25-Mar-97        1,400           1.63        1.63        1.63
     24-Mar-97        1,000           1.69        1.69        1.69
     21-Mar-97          0             1.75        1.63        1.69
     20-Mar-97         600            1.63        1.63        1.63
     19-Mar-97        1,000           1.69        1.69        1.69
     18-Mar-97         300            1.69        1.69        1.69
     17-Mar-97        1,200           1.69        1.69        1.69
     14-Mar-97          0             1.81        1.63        1.72
     13-Mar-97        6,200           1.69        1.69        1.69
     12-Mar-97          0             1.81        1.69        1.75
     11-Mar-97          0             1.81        1.69        1.75
     10-Mar-97        2,700           1.81        1.69        1.69
     07-Mar-97          0             1.94        1.81        1.88
     06-Mar-97        1,100           1.94        1.88        1.94
     05-Mar-97          0             1.94        1.75        1.84
     04-Mar-97        1,000           1.94        1.88        1.94
     03-Mar-97          0             2.00        1.63        1.81
     28-Feb-97        21,900          1.88        1.75        1.88
     27-Feb-97         600            1.81        1.81        1.81
     26-Feb-97          0             1.81        1.44        1.63
     25-Feb-97        2,500           1.69        1.69        1.69
     24-Feb-97         800            1.69        1.69        1.69
     21-Feb-97        2,300           1.75        1.75        1.75
     20-Feb-97         200            1.69        1.69        1.69
     19-Feb-97          0             1.75        1.63        1.69
     18-Feb-97        5,100           1.69        1.69        1.69


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     14-Feb-97         300            1.75        1.75        1.75
     13-Feb-97          0             1.94        1.69        1.81
     12-Feb-97          0             1.81        1.69        1.75
     11-Feb-97         100            1.81        1.81        1.81
     10-Feb-97        13,200          1.88        1.81        1.81
     07-Feb-97        12,900          1.81        1.63        1.81
     06-Feb-97          0             1.75        1.63        1.69
     05-Feb-97        11,000          1.63        1.56        1.63
     04-Feb-97        2,000           1.63        1.63        1.63
     03-Feb-97        1,200           1.56        1.56        1.56
     31-Jan-97        8,000           1.69        1.56        1.56
     30-Jan-97        25,900          1.63        1.56        1.63
     29-Jan-97        3,100           1.63        1.63        1.63
     28-Jan-97        6,100           1.69        1.63        1.63
     27-Jan-97          0             1.75        1.63        1.69
     24-Jan-97          0             1.75        1.63        1.69
     23-Jan-97         500            1.69        1.69        1.69
     22-Jan-97          0             1.81        1.56        1.69
     21-Jan-97         800            1.69        1.69        1.69
     20-Jan-97        1,600           1.69        1.69        1.69
     17-Jan-97          0             1.81        1.56        1.69
     16-Jan-97          0             1.81        1.63        1.72
     15-Jan-97         100            1.63        1.63        1.63
     14-Jan-97        3,000           1.75        1.63        1.63
     13-Jan-97        1,100           1.69        1.63        1.63
     10-Jan-97         400            1.75        1.69        1.75
     09-Jan-97        7,000           1.69        1.69        1.69
     08-Jan-97        12,500          1.75        1.69        1.69
     07-Jan-97        12,500          1.75        1.75        1.75
     06-Jan-97         400            1.63        1.63        1.63
     03-Jan-97        1,300           1.69        1.63        1.69


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS A
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME         HIGH         LOW        CLOSE
------------------------------------------------------------------
     02-Jan-97        2,000           1.63        1.56        1.56
     -------------------------------------------------------------
      AVERAGE         2,191         $ 2.67      $ 2.50      $ 2.59
     =============================================================

                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     18-Dec-98          200             $ 2.56       $ 2.56      $ 2.56
     17-Dec-98         3,000              2.69         2.69        2.69
     16-Dec-98           0                2.75         2.38        2.56
     15-Dec-98        13,100              2.75         2.56        2.56
     14-Dec-98         1,500              2.88         2.88        2.88
     11-Dec-98           0                3.00         2.63        2.81
     10-Dec-98           0                3.00         2.69        2.84
     09-Dec-98           0                3.06         2.69        2.88
     08-Dec-98           0                3.38         2.38        2.88
     07-Dec-98          100               2.88         2.88        2.88
     04-Dec-98           0                3.13         2.75        2.94
     03-Dec-98           0                3.00         2.81        2.91
     02-Dec-98         1,200              2.88         2.88        2.88
     01-Dec-98           0                3.13         2.75        2.94
     30-Nov-98         3,500              3.00         2.88        3.00
     27-Nov-98           0                3.06         2.63        2.84
     25-Nov-98          800               2.69         2.69        2.69
     24-Nov-98          100               2.75         2.75        2.75
     23-Nov-98           0                2.88         2.56        2.72
     20-Nov-98           0                2.94         2.69        2.81
     19-Nov-98          800               2.88         2.81        2.88
     18-Nov-98           0                2.88         2.69        2.78
     17-Nov-98          700               2.88         2.88        2.88
     16-Nov-98           0                3.00         2.69        2.84
     13-Nov-98           0                2.94         2.75        2.84
     12-Nov-98           0                2.94         2.69        2.81
     11-Nov-98           0                3.00         2.75        2.88
     10-Nov-98           0                3.00         2.69        2.84
     09-Nov-98           0                3.13         2.81        2.97
     06-Nov-98           0                3.00         2.69        2.84
     05-Nov-98           0                3.00         2.81        2.91


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     04-Nov-98           0                3.00         2.50        2.75
     03-Nov-98           0                2.94         2.69        2.81
     02-Nov-98         1,000              3.00         2.88        2.88
     30-Oct-98         3,400              3.00         2.88        3.00
     29-Oct-98           0                3.06         2.81        2.94
     28-Oct-98           0                3.00         2.81        2.91
     27-Oct-98         2,700              2.88         2.88        2.88
     26-Oct-98           0                2.94         2.69        2.81
     23-Oct-98           0                2.88         2.56        2.72
     22-Oct-98           0                2.94         2.56        2.75
     21-Oct-98           0                2.94         2.63        2.78
     20-Oct-98           0                2.94         2.56        2.75
     19-Oct-98           0                3.06         2.63        2.84
     16-Oct-98         3,000              2.75         2.56        2.75
     15-Oct-98         1,000              2.63         2.63        2.63
     14-Oct-98           0                2.88         2.50        2.69
     13-Oct-98           0                2.81         2.56        2.69
     12-Oct-98           0                2.81         2.56        2.69
     09-Oct-98         1,000              2.69         2.69        2.69
     08-Oct-98         2,500              2.81         2.81        2.81
     07-Oct-98          500               2.88         2.88        2.88
     06-Oct-98          100               2.88         2.88        2.88
     05-Oct-98           0                3.00         2.75        2.88
     02-Oct-98         2,000              2.88         2.88        2.88
     01-Oct-98           0                3.13         2.63        2.88
     30-Sep-98         1,000              3.00         3.00        3.00
     29-Sep-98           0                3.06         2.81        2.94
     28-Sep-98           0                3.00         2.75        2.88
     25-Sep-98         4,500              3.00         2.94        3.00
     24-Sep-98         3,400              2.88         2.81        2.88
     23-Sep-98           0                2.88         2.63        2.75


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     22-Sep-98           0                2.94         2.69        2.81
     21-Sep-98           0                2.75         2.56        2.66
     18-Sep-98           0                2.88         2.56        2.72
     17-Sep-98         4,600              2.69         2.44        2.69
     16-Sep-98           0                2.56         2.38        2.47
     15-Sep-98           0                2.63         2.31        2.47
     14-Sep-98           0                2.69         2.38        2.53
     11-Sep-98          800               2.50         2.50        2.50
     10-Sep-98         5,900              2.75         2.63        2.75
     09-Sep-98           0                2.94         2.69        2.81
     08-Sep-98          200               2.75         2.75        2.75
     04-Sep-98          700               2.88         2.75        2.75
     03-Sep-98          500               2.69         2.69        2.69
     02-Sep-98           0                3.00         2.63        2.81
     01-Sep-98          600               2.88         2.81        2.81
     31-Aug-98         3,100              2.94         2.88        2.94
     28-Aug-98         3,000              2.75         2.75        2.75
     27-Aug-98          500               2.81         2.81        2.81
     26-Aug-98           0                2.94         2.50        2.72
     25-Aug-98           0                3.19         2.56        2.88
     24-Aug-98           0                3.06         2.75        2.91
     21-Aug-98         3,000              2.81         2.81        2.81
     20-Aug-98           0                3.13         2.75        2.94
     19-Aug-98         3,500              2.94         2.94        2.94
     18-Aug-98         1,000              3.00         3.00        3.00
     17-Aug-98           0                3.13         2.88        3.00
     14-Aug-98           0                3.25         2.94        3.09
     13-Aug-98           0                3.13         2.94        3.03
     12-Aug-98           0                3.25         2.88        3.06
     11-Aug-98           0                3.25         2.94        3.09
     10-Aug-98           0                3.31         2.94        3.13


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     07-Aug-98           0                3.19         2.75        2.97
     06-Aug-98           0                3.25         2.75        3.00
     05-Aug-98          100               3.13         3.13        3.13
     04-Aug-98           0                3.38         2.88        3.13
     03-Aug-98           0                3.38         3.06        3.22
     31-Jul-98        13,000              3.25         3.00        3.25
     30-Jul-98          900               3.06         3.06        3.06
     29-Jul-98          300               3.13         3.13        3.13
     28-Jul-98           0                3.19         2.94        3.06
     27-Jul-98           0                3.25         3.06        3.16
     24-Jul-98           0                3.38         3.06        3.22
     23-Jul-98           0                3.38         2.88        3.13
     22-Jul-98         3,900              3.25         3.13        3.13
     21-Jul-98           0                3.56         3.06        3.31
     20-Jul-98          500               3.25         3.13        3.25
     17-Jul-98           0                3.31         3.06        3.19
     16-Jul-98           0                3.31         2.94        3.13
     15-Jul-98          800               3.13         3.13        3.13
     14-Jul-98          300               3.13         3.13        3.13
     13-Jul-98           0                3.44         3.06        3.25
     10-Jul-98          300               3.13         3.13        3.13
     09-Jul-98           0                3.38         3.13        3.25
     08-Jul-98          100               3.19         3.19        3.19
     07-Jul-98           0                3.44         3.13        3.28
     06-Jul-98         1,400              3.25         3.25        3.25
     02-Jul-98           0                3.63         3.31        3.47
     01-Jul-98           0                3.69         3.31        3.50
     30-Jun-98         6,300              3.50         3.31        3.50
     29-Jun-98          100               3.38         3.38        3.38
     26-Jun-98           0                3.75         3.38        3.56
     25-Jun-98           0                3.56         3.31        3.44


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     24-Jun-98          300               3.44         3.44        3.44
     23-Jun-98           0                3.56         3.19        3.38
     22-Jun-98          800               3.50         3.44        3.44
     19-Jun-98          100               3.38         3.38        3.38
     18-Jun-98          600               3.50         3.50        3.50
     17-Jun-98           0                3.69         3.31        3.50
     16-Jun-98           0                3.63         3.31        3.47
     15-Jun-98          700               3.50         3.50        3.50
     12-Jun-98         2,600              3.63         3.63        3.63
     11-Jun-98         5,400              3.50         3.44        3.50
     10-Jun-98           0                3.88         3.19        3.53
     09-Jun-98          500               3.56         3.56        3.56
     08-Jun-98          300               3.38         3.38        3.38
     05-Jun-98          100               3.44         3.44        3.44
     04-Jun-98         2,000              3.50         3.50        3.50
     03-Jun-98          100               3.63         3.63        3.63
     02-Jun-98           0                3.81         3.44        3.63
     01-Jun-98           0                3.75         3.25        3.50
     29-May-98         2,000              3.63         3.56        3.63
     28-May-98          100               3.44         3.44        3.44
     27-May-98           0                3.63         3.31        3.47
     26-May-98           0                3.56         3.31        3.44
     22-May-98           0                3.56         3.25        3.41
     21-May-98           0                3.50         3.06        3.28
     20-May-98           0                3.50         3.06        3.28
     19-May-98          100               3.44         3.44        3.44
     18-May-98         1,100              3.50         3.38        3.38
     15-May-98           0                3.75         3.44        3.59
     14-May-98           0                3.75         3.44        3.59
     13-May-98           0                3.81         3.44        3.63
     12-May-98          700               3.63         3.63        3.63


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     11-May-98           0                3.69         3.38        3.53
     08-May-98           0                3.75         3.38        3.56
     07-May-98           0                3.63         3.38        3.50
     06-May-98          600               3.50         3.50        3.50
     05-May-98           0                3.69         3.44        3.56
     04-May-98          100               3.56         3.56        3.56
     01-May-98         2,500              3.63         3.50        3.63
     30-Apr-98         4,200              3.44         3.38        3.44
     29-Apr-98         2,700              3.38         3.25        3.38
     28-Apr-98          600               3.13         3.13        3.13
     27-Apr-98           0                3.13         2.81        2.97
     24-Apr-98          100               3.00         3.00        3.00
     23-Apr-98           0                3.19         2.81        3.00
     22-Apr-98           0                3.19         2.81        3.00
     21-Apr-98           0                3.13         2.69        2.91
     20-Apr-98           0                3.19         2.81        3.00
     17-Apr-98          200               3.00         3.00        3.00
     16-Apr-98          100               3.31         3.31        3.31
     15-Apr-98          100               3.38         3.38        3.38
     14-Apr-98         4,800              3.38         3.00        3.25
     13-Apr-98         2,500              3.00         3.00        3.00
     09-Apr-98          100               3.13         3.13        3.13
     08-Apr-98           0                3.44         2.94        3.19
     07-Apr-98          400               3.31         3.25        3.25
     06-Apr-98           0                3.44         3.06        3.25
     03-Apr-98           0                3.50         3.25        3.38
     02-Apr-98          500               3.44         3.31        3.31
     01-Apr-98          800               3.44         3.31        3.44
     31-Mar-98        11,400              3.44         3.19        3.44
     30-Mar-98         2,500              3.19         2.94        3.06
     27-Mar-98           0                3.56         3.19        3.38


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     26-Mar-98           0                3.56         3.19        3.38
     25-Mar-98          300               3.38         3.38        3.38
     24-Mar-98           0                3.88         3.13        3.50
     23-Mar-98         1,800              3.50         3.38        3.50
     20-Mar-98         3,300              3.44         3.31        3.44
     19-Mar-98           0                3.50         3.25        3.38
     18-Mar-98           0                3.56         3.25        3.41
     17-Mar-98         9,000              3.50         3.31        3.31
     16-Mar-98           0                3.81         3.44        3.63
     13-Mar-98          200               3.50         3.50        3.50
     12-Mar-98         2,000              3.50         3.50        3.50
     11-Mar-98          900               3.50         3.50        3.50
     10-Mar-98          700               3.50         3.50        3.50
     09-Mar-98           0                3.81         3.44        3.63
     06-Mar-98           0                3.81         3.44        3.63
     05-Mar-98          100               3.63         3.63        3.63
     04-Mar-98          400               3.69         3.69        3.69
     03-Mar-98           0                3.94         3.63        3.78
     02-Mar-98           0                3.94         3.56        3.75
     27-Feb-98         5,700              3.75         3.50        3.63
     26-Feb-98           0                3.69         3.31        3.50
     25-Feb-98          300               3.50         3.50        3.50
     24-Feb-98           0                3.69         3.38        3.53
     23-Feb-98          600               3.56         3.50        3.56
     20-Feb-98           0                3.63         3.25        3.44
     19-Feb-98           0                3.69         3.44        3.56
     18-Feb-98         3,300              3.63         3.50        3.56
     17-Feb-98         3,500              3.63         3.63        3.63
     13-Feb-98         4,400              3.69         3.63        3.69
     12-Feb-98           0                3.63         3.13        3.38
     11-Feb-98         1,600              3.50         3.50        3.50


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     10-Feb-98         2,600              3.81         3.63        3.63
     09-Feb-98          800               3.75         3.75        3.75
     06-Feb-98         1,900              3.81         3.75        3.75
     05-Feb-98         6,300              3.88         3.38        3.88
     04-Feb-98         8,000              3.38         3.25        3.38
     03-Feb-98         3,000              3.25         3.25        3.25
     02-Feb-98          400               3.13         3.13        3.13
     30-Jan-98         2,000              3.00         2.88        3.00
     29-Jan-98         1,000              2.69         2.69        2.69
     28-Jan-98           0                3.06         2.69        2.88
     27-Jan-98           0                3.00         2.50        2.75
     26-Jan-98          400               2.75         2.75        2.75
     23-Jan-98           0                2.94         2.56        2.75
     22-Jan-98         1,600              2.75         2.75        2.75
     21-Jan-98          100               2.75         2.75        2.75
     20-Jan-98          300               2.88         2.88        2.88
     16-Jan-98          100               2.88         2.88        2.88
     15-Jan-98           0                3.06         2.69        2.88
     14-Jan-98          600               2.88         2.88        2.88
     13-Jan-98         1,300              2.88         2.75        2.75
     12-Jan-98          500               2.63         2.63        2.63
     09-Jan-98           0                2.94         2.56        2.75
     08-Jan-98           0                2.88         2.56        2.72
     07-Jan-98          100               2.75         2.75        2.75
     06-Jan-98         4,100              2.88         2.63        2.75
     05-Jan-98           0                2.81         2.44        2.63
     02-Jan-98          500               2.63         2.63        2.63
     31-Dec-97         5,000              2.75         2.63        2.75
     30-Dec-97           0                2.63         2.19        2.41
     29-Dec-97         1,900              2.38         2.38        2.38
     26-Dec-97           0                2.69         2.31        2.50


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     24-Dec-97          100               2.38         2.38        2.38
     23-Dec-97          300               2.38         2.38        2.38
     22-Dec-97        10,100              2.38         2.38        2.38
     19-Dec-97           0                2.63         2.31        2.47
     18-Dec-97          200               2.38         2.38        2.38
     17-Dec-97           0                2.69         2.38        2.53
     16-Dec-97           0                2.69         2.31        2.50
     15-Dec-97           0                2.75         2.31        2.53
     12-Dec-97          100               2.44         2.44        2.44
     11-Dec-97           0                2.69         2.31        2.50
     10-Dec-97           0                2.56         2.38        2.47
     09-Dec-97           0                2.69         2.38        2.53
     08-Dec-97         3,300              2.50         2.44        2.44
     05-Dec-97           0                2.81         2.44        2.63
     04-Dec-97           0                2.81         2.44        2.63
     03-Dec-97         2,000              2.50         2.50        2.50
     02-Dec-97         3,500              2.63         2.63        2.63
     01-Dec-97           0                2.75         2.50        2.63
     28-Nov-97         9,000              2.75         2.38        2.75
     26-Nov-97         3,500              2.50         2.38        2.50
     25-Nov-97         1,500              2.44         2.44        2.44
     24-Nov-97          200               2.44         2.44        2.44
     21-Nov-97           0                2.69         2.44        2.56
     20-Nov-97         2,000              2.44         2.44        2.44
     19-Nov-97          100               2.44         2.44        2.44
     18-Nov-97           0                2.69         2.38        2.53
     17-Nov-97         1,400              2.44         2.44        2.44
     14-Nov-97         1,700              2.38         2.38        2.38
     13-Nov-97           0                2.56         2.31        2.44
     12-Nov-97          500               2.38         2.38        2.38
     11-Nov-97         1,500              2.38         2.38        2.38


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     10-Nov-97           0                2.56         2.38        2.47
     07-Nov-97          500               2.50         2.50        2.50
     06-Nov-97           0                2.75         2.44        2.59
     05-Nov-97           0                2.75         2.44        2.59
     04-Nov-97          100               2.63         2.63        2.63
     03-Nov-97           0                2.81         2.38        2.59
     31-Oct-97         5,000              2.69         2.63        2.69
     30-Oct-97          100               2.38         2.38        2.38
     29-Oct-97           0                2.63         2.38        2.50
     28-Oct-97         5,600              2.38         2.13        2.38
     27-Oct-97           0                2.63         2.13        2.38
     24-Oct-97           0                2.69         2.25        2.47
     23-Oct-97          100               2.38         2.38        2.38
     22-Oct-97           0                2.69         2.38        2.53
     21-Oct-97           0                2.75         2.50        2.63
     20-Oct-97           0                2.63         2.38        2.50
     17-Oct-97           0                2.63         2.38        2.50
     16-Oct-97          500               2.50         2.50        2.50
     15-Oct-97         1,200              2.50         2.50        2.50
     14-Oct-97           0                2.75         2.50        2.63
     13-Oct-97           0                2.75         2.50        2.63
     10-Oct-97           0                2.75         2.44        2.59
     09-Oct-97           0                2.75         2.44        2.59
     08-Oct-97         5,600              2.69         2.63        2.63
     07-Oct-97          200               2.56         2.56        2.56
     06-Oct-97           0                2.75         2.50        2.63
     03-Oct-97           0                2.75         2.50        2.63
     02-Oct-97           0                2.81         2.44        2.63
     01-Oct-97          200               2.63         2.63        2.63
     30-Sep-97         4,100              2.75         2.50        2.75
     29-Sep-97           0                2.63         2.38        2.50


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     26-Sep-97         8,900              2.50         2.50        2.50
     25-Sep-97           0                2.69         2.50        2.59
     24-Sep-97           0                2.75         2.50        2.63
     23-Sep-97          200               2.50         2.50        2.50
     22-Sep-97           0                2.75         2.50        2.63
     19-Sep-97           0                2.81         2.44        2.63
     18-Sep-97           0                2.75         2.50        2.63
     17-Sep-97         1,300              2.75         2.63        2.63
     16-Sep-97           0                2.81         2.63        2.72
     15-Sep-97           0                2.75         2.56        2.66
     12-Sep-97           0                2.94         2.56        2.75
     11-Sep-97        20,000              2.69         2.63        2.69
     10-Sep-97         2,800              2.63         2.44        2.63
     09-Sep-97           0                2.69         2.50        2.59
     08-Sep-97         1,000              2.63         2.63        2.63
     05-Sep-97          300               2.50         2.50        2.50
     04-Sep-97         2,000              2.56         2.56        2.56
     03-Sep-97         2,200              2.69         2.69        2.69
     02-Sep-97           0                2.75         2.50        2.63
     29-Aug-97         2,300              2.63         2.38        2.63
     28-Aug-97           0                2.63         2.31        2.47
     27-Aug-97           0                2.69         2.13        2.41
     26-Aug-97           0                2.63         2.38        2.50
     25-Aug-97           0                2.63         2.31        2.47
     22-Aug-97          900               2.50         2.50        2.50
     21-Aug-97           0                2.69         2.44        2.56
     20-Aug-97           0                2.69         2.44        2.56
     19-Aug-97           0                2.69         2.50        2.59
     18-Aug-97           0                2.75         2.50        2.63
     15-Aug-97           0                2.75         2.44        2.59
     14-Aug-97           0                2.69         2.50        2.59


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     13-Aug-97           0                2.69         2.44        2.56
     12-Aug-97          100               2.63         2.63        2.63
     11-Aug-97           0                2.69         2.50        2.59
     08-Aug-97           0                2.75         2.50        2.63
     07-Aug-97          500               2.63         2.63        2.63
     06-Aug-97        14,100              2.63         2.63        2.63
     05-Aug-97           0                2.94         2.56        2.75
     04-Aug-97           0                2.75         2.50        2.63
     01-Aug-97          600               2.63         2.63        2.63
     31-Jul-97         1,400              2.63         2.63        2.63
     30-Jul-97           0                2.81         2.50        2.66
     29-Jul-97          600               2.69         2.69        2.69
     28-Jul-97          500               2.75         2.75        2.75
     25-Jul-97          900               2.81         2.81        2.81
     24-Jul-97         5,800              2.94         2.94        2.94
     23-Jul-97          900               2.69         2.63        2.69
     22-Jul-97          400               2.31         2.31        2.31
     21-Jul-97           0                2.50         2.25        2.38
     18-Jul-97          100               2.31         2.31        2.31
     17-Jul-97          100               2.31         2.31        2.31
     16-Jul-97           0                2.50         2.31        2.41
     15-Jul-97        10,700              2.31         2.13        2.25
     14-Jul-97          500               2.19         2.19        2.19
     11-Jul-97          100               2.31         2.31        2.31
     10-Jul-97           0                2.44         2.06        2.25
     09-Jul-97           0                2.50         2.00        2.25
     08-Jul-97           0                2.44         2.13        2.28
     07-Jul-97          500               2.38         2.31        2.31
     03-Jul-97           0                2.63         2.13        2.38
     02-Jul-97         4,000              2.44         2.44        2.44
     01-Jul-97         2,000              2.31         2.31        2.31


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     30-Jun-97          200               2.31         2.31        2.31
     27-Jun-97           0                2.69         2.31        2.50
     26-Jun-97           0                2.56         2.31        2.44
     25-Jun-97         1,600              2.31         2.31        2.31
     24-Jun-97         1,600              2.44         2.31        2.31
     23-Jun-97          300               2.44         2.38        2.38
     20-Jun-97         1,100              2.44         2.38        2.44
     19-Jun-97           0                2.44         2.19        2.31
     18-Jun-97           0                2.50         2.19        2.34
     17-Jun-97          100               2.13         2.13        2.13
     16-Jun-97           0                2.63         2.13        2.38
     13-Jun-97         5,400              2.25         2.25        2.25
     12-Jun-97           0                2.44         2.13        2.28
     11-Jun-97           0                2.44         2.13        2.28
     10-Jun-97           0                2.50         2.13        2.31
     09-Jun-97        15,000              2.25         2.25        2.25
     06-Jun-97        10,000              2.13         2.13        2.13
     05-Jun-97           0                2.31         2.13        2.22
     04-Jun-97          100               2.13         2.13        2.13
     03-Jun-97         3,100              2.13         2.13        2.13
     02-Jun-97           0                2.25         2.06        2.16
     30-May-97           0                2.25         2.06        2.16
     29-May-97        15,800              2.19         2.19        2.19
     28-May-97         3,500              2.06         2.00        2.06
     27-May-97         1,400              2.06         2.06        2.06
     23-May-97         2,200              2.13         2.06        2.06
     22-May-97          200               2.19         2.19        2.19
     21-May-97        23,900              2.19         2.13        2.19
     20-May-97        25,500              2.13         2.00        2.13
     19-May-97         1,500              1.75         1.56        1.75
     16-May-97           0                1.75         1.50        1.63


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     15-May-97          400               1.56         1.56        1.56
     14-May-97          100               1.56         1.56        1.56
     13-May-97           0                1.69         1.56        1.63
     12-May-97          100               1.56         1.56        1.56
     09-May-97          500               1.56         1.56        1.56
     08-May-97          200               1.63         1.63        1.63
     07-May-97          100               1.63         1.63        1.63
     06-May-97          100               1.63         1.63        1.63
     05-May-97           0                1.75         1.31        1.53
     02-May-97           0                1.75         1.31        1.53
     01-May-97         1,000              1.69         1.63        1.69
     30-Apr-97         3,400              1.69         1.63        1.69
     29-Apr-97         1,700              1.69         1.56        1.69
     28-Apr-97           0                1.69         1.50        1.59
     25-Apr-97           0                1.75         1.50        1.63
     24-Apr-97          500               1.56         1.56        1.56
     23-Apr-97           0                1.88         1.56        1.72
     22-Apr-97           0                1.69         1.56        1.63
     21-Apr-97           0                1.69         1.50        1.59
     18-Apr-97         1,200              1.56         1.56        1.56
     17-Apr-97         3,500              1.81         1.63        1.63
     16-Apr-97           0                1.81         1.69        1.75
     15-Apr-97           0                1.81         1.69        1.75
     14-Apr-97          200               1.69         1.69        1.69
     11-Apr-97           0                1.81         1.56        1.69
     10-Apr-97           0                1.81         1.69        1.75
     09-Apr-97           0                1.88         1.56        1.72
     08-Apr-97           0                1.81         1.63        1.72
     07-Apr-97          800               1.75         1.75        1.75
     04-Apr-97          200               1.75         1.75        1.75
     03-Apr-97         2,000              1.75         1.75        1.75


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     02-Apr-97         1,000              1.81         1.75        1.75
     01-Apr-97           0                1.81         1.69        1.75
     31-Mar-97         3,000              1.81         1.81        1.81
     27-Mar-97          800               1.69         1.69        1.69
     26-Mar-97           0                1.81         1.69        1.75
     25-Mar-97          700               1.75         1.69        1.69
     24-Mar-97           0                1.94         1.75        1.84
     21-Mar-97          500               1.69         1.69        1.69
     20-Mar-97           0                1.88         1.69        1.78
     19-Mar-97           0                1.94         1.69        1.81
     18-Mar-97         1,100              1.69         1.69        1.69
     17-Mar-97          400               1.75         1.69        1.75
     14-Mar-97         2,300              1.75         1.75        1.75
     13-Mar-97           0                1.88         1.69        1.78
     12-Mar-97          500               1.75         1.75        1.75
     11-Mar-97           0                1.94         1.69        1.81
     10-Mar-97         1,500              1.88         1.81        1.81
     07-Mar-97           0                2.06         1.88        1.97
     06-Mar-97         1,800              2.00         2.00        2.00
     05-Mar-97          200               1.88         1.88        1.88
     04-Mar-97        13,200              1.94         1.75        1.94
     03-Mar-97         3,000              1.94         1.94        1.94
     28-Feb-97        17,500              1.88         1.81        1.88
     27-Feb-97         1,400              1.88         1.81        1.81
     26-Feb-97           0                1.88         1.69        1.78
     25-Feb-97          300               1.75         1.75        1.75
     24-Feb-97         5,000              1.88         1.75        1.88
     21-Feb-97           0                1.88         1.69        1.78
     20-Feb-97         5,200              1.81         1.75        1.75
     19-Feb-97           0                1.88         1.69        1.78
     18-Feb-97         5,500              1.81         1.75        1.75


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     14-Feb-97           0                1.94         1.69        1.81
     13-Feb-97         5,000              1.88         1.88        1.88
     12-Feb-97           0                1.88         1.69        1.78
     11-Feb-97         1,400              1.75         1.75        1.75
     10-Feb-97         1,300              1.81         1.75        1.75
     07-Feb-97         1,400              1.69         1.69        1.69
     06-Feb-97           0                1.75         1.56        1.66
     05-Feb-97        10,200              1.63         1.56        1.63
     04-Feb-97           0                1.75         1.50        1.63
     03-Feb-97          900               1.63         1.63        1.63
     31-Jan-97         3,500              1.75         1.63        1.75
     30-Jan-97         4,200              1.69         1.56        1.69
     29-Jan-97         1,100              1.69         1.69        1.69
     28-Jan-97          100               1.69         1.69        1.69
     27-Jan-97           0                1.75         1.63        1.69
     24-Jan-97           0                1.75         1.63        1.69
     23-Jan-97           0                1.75         1.56        1.66
     22-Jan-97         2,500              1.75         1.75        1.75
     21-Jan-97         2,400              1.63         1.63        1.63
     20-Jan-97          100               1.69         1.69        1.69
     17-Jan-97           0                1.81         1.63        1.72
     16-Jan-97           0                1.88         1.63        1.75
     15-Jan-97         3,000              1.75         1.75        1.75
     14-Jan-97         2,200              1.63         1.63        1.63
     13-Jan-97         7,900              1.69         1.63        1.69
     10-Jan-97          500               1.63         1.63        1.63
     09-Jan-97           0                1.69         1.56        1.63
     08-Jan-97         4,100              1.69         1.69        1.69
     07-Jan-97           0                1.88         1.75        1.81
     06-Jan-97           0                1.94         1.75        1.84
     03-Jan-97         2,100              1.88         1.75        1.88


                                                             J.C. Bradford & Co.

INVESTMENT BANKING GROUP


                                     CLASS B
                       DAILY PRICE AND VOLUME SINCE 1/1/97

       DATE           VOLUME             HIGH          LOW        CLOSE
    -------------------------------------------------------------------
     02-Jan-97           0                1.94         1.69        1.81
    -------------------------------------------------------------------
      AVERAGE          1,280            $ 2.73       $ 2.56      $ 2.65
    ===================================================================


                                                             J.C. Bradford & Co.

TRADING AND EQUITY ANALYSIS


         MARKET VALUE OF EQUITY AS A PERCENTAGE OF BOOK VALUE OF EQUITY
                          QUARTERLY SINCE FEBRUARY 1996


                                    [GRAPH]


                                       48                    J.C. Bradford & Co.

TRADING AND EQUITY ANALYSIS

                          TOTAL CAPITALIZATION TO EBIT
                          QUARTERLY SINCE FEBRUARY 1996


                                    [GRAPH]


                                       49                    J.C. Bradford & Co.

TRADING AND EQUITY ANALYSIS

                           TOTAL CAPITALIZATION TO EBITDA
                            QUARTERLY SINCE FEBRUARY 1996


                                    [GRAPH]


                                       50                    J.C. Bradford & Co.

TRADING AND EQUITY ANALYSIS

                             MONTHLY CHANGE IN PRICE
                                  SINCE 12/1/97

                         DEC-97   JAN-98   FEB-98  MAR-98   APR-98   MAY-98   JUN-98   JUL-98   AUG-98    SEP-98  OCT-98   NOV-98
                         ----------------------------------------------------------------------------------------------------------
United Foods - Class A    1.20%    9.52%   26.09%  (3.45%)   1.79%   (4.92%)  (1.82%)   0.00%   (14.81%)  6.82%   (3.19%)   3.30%

United Foods - Class B    4.76%    9.09%   20.83%  (5.17%)   0.00%    0.00%    0.00%   (7.14%)  (9.62%)   6.67%   (4.17%)   4.35%

S&P 500                  (0.45%)   1.02%    7.04%   4.99%    0.32%   (2.69%)   3.93%   (2.43%)  (14.58%)  2.29%   (3.01%)  11.38%

Russell 2000              0.66%   (1.59%)   7.39%   4.08%   (0.42%)  (5.84%)   1.38%   (8.72%)  (19.49%)  4.45%   (3.73%)   8.03%

                           AVERAGE
                           -------
United Foods - Class A      1.71%

United Foods - Class B      1.63%

S&P 500                     0.65%

Russell 2000               (1.15%)


       UNITED FOODS CLASS A AND CLASS B VS. S&P 500 AND RUSSELL 2000 INDEX


                                    [GRAPH]


                                       51                    J.C. Bradford & Co.

TRADING AND EQUITY ANALYSIS

                             SELECTED FINANCIAL DATA
                                   SINCE 1989
                   (in 000s, except per share data and ratios)

                                                  1989         1990     1991 (3)      1992        1993        1994        1995
                                                ------------------------------------------------------------------------------------
Combined Sales (Adjusted)                       $157,286    $168,935    $171,145    $154,368    $156,318    $175,796    $190,256
     Sales (Frozen Foods)                        115,222     123,919     125,540     113,941     116,399     133,617     139,988
     Sales (Mushrooms)                            34,569      36,855      37,337      40,347      40,207      42,559      50,669

Combined EBITDA (1)                                9,340      19,818      16,599      10,918       9,018       9,291      13,621
     % of Sales                                     5.94%      11.73%       9.70%       7.07%       5.77%       5.29%       7.16%
EBITDA (Frozen Foods)                             11,988      17,532      17,761      16,120       4,629      10,799      10,849
     % of Sales                                    10.40%      14.15%      14.15%      14.15%       3.98%       8.08%       7.75%
EBITDA (Mushrooms)                                 4,261       4,171       4,226       4,566       4,120       4,670       8,945
     % of Sales                                    12.33%      11.32%      11.32%      11.32%      10.25%      10.97%      17.65%

Net Income                                        (1,153)      8,411       5,799          35      (2,116)         90       2,402
EPS                                                (0.09)       0.63        0.44          --       (0.16)       0.01        0.19
Shares Outstanding                                12,724      12,755      12,855      12,871      12,871      12,871      11,798

Book Value                                        44,776      53,225      56,417      59,645      57,529      57,619      57,440

Highest Stock Price During LTM                      3.75        3.25        2.38        2.00        1.94        2.50        2.63
Lowest Stock Price During LTM                       1.25        1.50        1.25        1.38        1.50        1.50        1.50

Equity Value (Highest Price)                      47,715      41,454      30,531      25,742      24,938      32,178      30,970
Equity Value (Lowest Price)                       15,905      19,133      16,069      17,698      19,307      19,307      17,697

Highest Price/Earnings - LTM                          NM x      5.16 x      5.40 x        NM x        NM x    250.00 x     13.82 x
Lowest Price/Earnings - LTM                           NM        2.38        2.84          NM          NM      150.00        7.89
Highest Price/Earnings - Forward                    5.95        7.39          NM          NM      193.75       13.16          NM
Lowest Price/Earnings - Forward                     1.98        3.41          NM          NM      150.00        7.89          NM
Equity Value (Highest Price)/Book Value - LTM       1.07        0.78        0.54        0.43        0.43        0.56        0.54
Equity Value (Lowest Price)/Book Value - LTM        0.36        0.36        0.28        0.30        0.34        0.34        0.31

                                                  1996        1997       1998
                                                ---------------------------------
Combined Sales (Adjusted)                       $191,714    $195,820   $195,087
     Sales (Frozen Foods)                        145,288     152,494    152,076
     Sales (Mushrooms)                            48,174      44,242     44,684

Combined EBITDA (1)                               10,276      12,531     12,127
     % of Sales                                     5.36%       6.40%      6.22%
EBITDA (Frozen Foods)                             12,272      16,740     18,185
     % of Sales                                     8.45%      10.98%     11.96%
EBITDA (Mushrooms)                                 9,553       2,224      5,927
     % of Sales                                    19.83%       5.03%     13.26%

Net Income                                          (660)        922        460
EPS                                                (0.06)       0.08       0.06
Shares Outstanding                                10,810      10,810      6,810

Book Value                                        54,534      55,456     45,748

Highest Stock Price During LTM                      2.25        3.00       4.00
Lowest Stock Price During LTM                       1.38        1.38       2.31

Equity Value (Highest Price)                      24,323      32,430     27,240
Equity Value (Lowest Price)                       14,864      14,864     15,748

Highest Price/Earnings - LTM                          NM x     37.50 x    66.67 x
Lowest Price/Earnings - LTM                           NM       17.19      38.54
Highest Price/Earnings - Forward                   28.13       50.00         NM
Lowest Price/Earnings - Forward                    17.19       22.92         NM
Equity Value (Highest Price)/Book Value - LTM       0.45        0.58       0.60
Equity Value (Lowest Price)/Book Value - LTM        0.27        0.27       0.34

(1)  Combined EBITDA includes Corporate Loss

(2) Includes reduction of income taxes from carryforward of prior year operating losses.

(3) 1991 Sales and EBITDA are estimated as a percent of sales because company financials do not break out mushrooms and frozen foods.


                                       52                    J.C. Bradford & Co.

LIQUIDATION ANALYSIS


LIQUIDATION VALUE
BASED ON AUGUST 31, 1998 BALANCE SHEET

                                                 ACTUAL       MANAGEMENT    THEORETICAL
                                                 ------       ----------    -----------
       ASSETS

       Cash                                     $    627       $   627       $   627
       Accounts Receivable                        15,185        14,426        14,426
       Inventories
            Finished Product                      34,388        17,194        22,352
            Raw Material                           1,168           292           759
            Growing Crops                          3,105            --            --
            Packaging Materials                    1,517            --            --
            Sundry Supplies                          722            --            --
       Prepaid Expenses                            3,002            --            --
       Refundable Taxes                              594           594           594
       Deferred Income Taxes                       1,249            --            --
       Net PP&E                                   53,023        43,000        43,000
       Other assets
            Notes & Accounts Receivable               53            53            53
            Deferred Charges & Other Assets          656            --            --
            Property & Equipment Held For            804           804           804
                Disposal, Est. Realiz. Value

       Total Assets                              116,093        76,990        82,615
                                                ========       =======       =======
       LIABILITIES

       Current Liabilities
            Notes Payable to Banks and Others         --            --            --
            Accounts Payable                      15,083        15,083        15,083
            Accrued Liabilities                    7,246         7,246         7,246
            Accrued (Prepaid) Burden                 178           178           178
            Income Taxes Payable                     109           109           109
            Deferred Income Taxes - Current           --            --            --
            Current Maturities of L-T-D            4,300         4,300         4,300

       Long-term Debt Less Current Maturities     31,924        31,924        31,924
       Long-term Revolving Loan                    7,025         7,025         7,025
       Deferred Income Taxes - Long-term           4,710            --            --
       Total Liabilities                          70,575        65,865        65,865
                                                --------       -------       -------
       Equity                                     45,518        11,125        16,750
                                                ========       =======       =======
       Shares Outstanding                          6,810         6,810         6,810
                                                ------------------------------------
       Book Value Per Share                     $   6.68       $  1.63       $  2.46
                                                ------------------------------------


                                       53                    J.C. Bradford & Co.